                                                                    Exhibit 2.12

                                                                      LINKLATERS
                                                                      & ALLIANCE

--------------------------------------------------------------------------------



                             Dated 6th October 2001

                           EDISON FIRST POWER LIMITED

                                       and

                    AEP ENERGY SERVICES UK GENERATION LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.

                                       and

                      AMERICAN ELECTRIC POWER COMPANY, INC.




                                    AGREEMENT


                                 - relating to -

               the sale and purchase of the business carried on at Fiddler's Ferry Power Station, Warrington, Cheshire











                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

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                                TABLE OF CONTENTS

CONTENTS                                                                                                  PAGE
1          Interpretation                                                                                         1


2          Agreement to sell the Business                                                                        14


3          Consideration                                                                                         16


4          Pre-Completion Obligations                                                                            20


5          Conditions Precedent                                                                                  25


6          Completion                                                                                            28


7          Third Party Consents                                                                                  31


8          Post Completion Obligations                                                                           32


9          The Relevant Employees                                                                                37


10         Pensions                                                                                              39


11         Prepayments and Apportionments etc.                                                                   39


12         Purchasers' and Guarantor's Representations and Warranties                                            41


13         EFPL Warranties                                                                                       42


14         Property and Environmental Matters                                                                    43


15         Guarantee                                                                                             47


16         Dispute Resolution                                                                                    48


17         Other Provisions                                                                                      49


Schedule 1 The Warranties                                                                                        54


Schedule 2 Allocation of Consideration                                                                           59


Schedule 3 Intellectual Property and Information Technology                                                      60


Schedule 4 Transfer Scheme Documents                                                                             76


Schedule 5 Deed of Assignment                                                                                    77


Schedule 6 Deed of Novation                                                                                      81

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Schedule 7 Joint Contract Deed of Assignment                                                                     86


Schedule 8 Joint Contract Deed of Novation                                                                       90


Schedule 9 Joint Contracts                                                                                       95


Schedule 10 Insurance Policies                                                                                   97


Schedule 11 Property                                                                                             98


Schedule 12 Coal Sale Contracts, Coal Purchase Contracts and Electricity Trading Contracts                      132


Schedule 13  Pensions                                                                                           141


Schedule 14 "on an after tax basis"                                                                             155


Schedule 15 Fuel                                                                                                157


Schedule 16 Form of Legal Opinion                                                                               161


Schedule 17 Trading Strategy                                                                                    165


Schedule 18 Operating Permits                                                                                   167


Schedule 19 Relevant Employees                                                                                  169


Schedule 20 Edison Mission Energy Guarantee                                                                     178


Schedule 21 Edison Mission Energy Legal Opinion                                                                 187


Schedule 22 IT Support Agreement                                                                                190

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AGREEMENT FOR PURCHASE OF BUSINESS

THIS AGREEMENT is made on 6 October 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands, GY1 4HP (EFPL);

(2) AEP ENERGY SERVICES UK GENERATION LIMITED registered in England and Wales with registered number 4277342 and whose registered office is at 50 Berkeley Street (6th Floor), Mayfair, London W1J 8AP (PURCHASER A);

(3) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht 1017CG, Amsterdam, The Netherlands (PURCHASER B); and

(4) AMERICAN ELECTRIC POWER COMPANY, INC. registered in the United States and whose registered office is at 1, Riverside Plaza, Columbus, Ohio 43215 (the GUARANTOR).

IT IS AGREED as follows:


1        INTERPRETATION

         In this Agreement the headings shall not affect its interpretation and, unless the context otherwise requires, the provisions in this Clause 1 apply:


1.1      DEFINITIONS

         AGREED TERMS means, in relation to any document, such document in the terms agreed between the parties and signed by or on behalf of them for the purposes of identification, as that document may be amended by agreement in writing between EFPL and the Purchasers from time to time for any reason, including to take account of any changes between the date of this Agreement and Completion;

         ANCILLARY BUSINESS ACTIVITIES means:

         (i)      the storage, disposal and sale of ash;

         (ii)     managing agricultural and other tenancies at the Property;

         (iii) providing social club facilities at the Power Station for social club members; and

         (iv) carrying on such other activities as are carried on at or from the Power Station or as are incidental to the activities referred to in paragraphs (i) or (ii) of the definition of Business;

         ANCILLARY SERVICES means services which are required for the security and stability of the National Grid transmission system;

         AR or AS RECEIVED means the basis on which the sample of coal is analysed containing total moisture in the sample as received in the laboratory, according to British Standards, and the results are reported as a weight percentage of the sample weight;

         ASSETS means the property, rights and assets agreed to be sold pursuant to Clause 2.1.2 but excludes those listed in Clause 2.1.3;

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         ASSUMED LIABILITIES means the Liabilities of EFPL to be assumed by the relevant Purchaser pursuant to Clause 2.2;

         AUTHORISATION means the authorisation granted by the Environment Agency or its predecessors, together with any subsequent variations to that authorisation, pursuant to Section 6 of the Environmental Protection Act 1990, in respect of the Power Station;

         BORROWED MONEYS means any obligation for the payment or repayment of moneys for or in respect of moneys borrowed (including bank overdrafts and debit balances, loans, amounts raised by issue of bonds, notes or other debt securities, but excluding finance leases, hire purchase, sale and lease back transactions and sale and repurchase transactions entered into in the ordinary course of business with an aggregated annual liability not exceeding (pound)50,000);

         BUSINESS means the business of EFPL in:

         (i) generating electricity from and otherwise operating the Power Station;

         (ii)     providing Ancillary Services from the Power Station; and

         (iii)    conducting the Ancillary Business Activities,

         including the Assets and the Assumed Liabilities subsisting at Completion;

         BUSINESS DAY means a day on which banks are open for business in England (excluding Saturdays, Sundays and public holidays);

         CASH BALANCES means cash in hand, or credited to any account with a bank, and securities with a maturity of less than one year;

         CERTIFICATE OF TITLE means a certificate of title to the Property in the agreed terms;

         CHAPS means clearing houses automated payment systems;

         CLAIMS means all rights and claims of EFPL arising:

         (i) at any time (whether arising or accruing before or after Completion);

         (ii) out of or in connection with the Business (whether arising or accruing under any warranties, conditions, guarantees, indemnities, contracts, agreements (in each case whether express or implied) or otherwise howsoever), to the extent that they relate exclusively to any of the Assets, the Property or any of the Assumed Liabilities other than:

         (i)      a claim or right under an insurance policy:

                  (a)      made by EFPL prior to Completion; or

                  (b) in respect of the matters referred to in paragraph 6(a) of the specific disclosures in the Disclosure Letter;

         (ii)     a claim or right in respect of Taxation;

         (iii)    a claim or right under the Transaction Documents;

         (iv) a claim under or in connection with the Powergen Sale and Lease Documents; or

         (v) a claim or right under or in connection with any liability which the Purchasers (or either of them) are not required to assume pursuant to the terms of this Agreement;

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         CLIENT ACCOUNT means the bank account number 11313673 of EFPL's
         Solicitors with Lloyd's TSB Bank plc, Moorgate Branch, 34 Moorgate, London EC2R 6DN and with sort code 30-95-74, or such other client account as EFPL's Solicitors may nominate from time to time;

         CLIMATE CHANGE LEVY RECORDS means any climate change levy records relating to the Business which are held at the Power Station at the Completion Date;

         COAL PURCHASE CONTRACTS means the coal purchase contracts listed in Part A of Schedule 12;

         COAL STOCKS or DETERMINED STATION COAL STOCK means the stocks of coal at the Power Station at Completion determined in accordance with Part B of Schedule 15;

         COAL SALE CONTRACTS means the coal sale contracts listed in Part A of
         Schedule 12;

         COLLECTIVE AGREEMENTS shall have the meaning given to that term in the Transfer Regulations;

         COMPETENT AUTHORITY means any legal person (including any government department, authority or agency) having regulatory powers and/or authority at law and/or any court of law or tribunal;

         COMPLETION means the completion of the sale and purchase of the Business pursuant to Clause 6;

         COMPLETION DATE means 11.00 am on the date on which Completion occurs;

         COMPUTER EQUIPMENT means the equipment listed in Part A of Schedule 3, being:

         (i) all items of mainframe and PC terminals, printers and other computer hardware owned by EFPL and used exclusively in relation to the Power Station at the Completion Date; and

         (ii)     certain pieces of additional equipment;

         CONTRACT OF EMPLOYMENT shall have the meaning given to that term in the Transfer Regulations;

         CONTRACTS means:

         (i)      the Supplier Contracts and the Customer Contracts;

         (ii) the Electricity Trading Contracts, the Coal Sale Contracts and the Coal Purchase Contracts;

         (iii)    the Decommissioning Deed;

         (iv) the Master Ancillary Services Agreement and the Datum Solutions Limited Services Agreement; and

         (v) all other contracts, undertakings, arrangements and agreements entered into, on or prior to the Completion Date by or on behalf of EFPL, or to be assigned or novated to EFPL, exclusively in connection with the Business, in each case to the extent that at Completion the same remain to be completed or performed or remain in force, but excluding:

         (i) any contracts of employment, collective agreements or insurance policies;

         (ii)     the Property Agreements;

         (iii)    the Stamp Duty Deed;

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         (iv)     the Deed of Goodwill Assignment;

         (v)      any contracts referred to in Clause 2.1.3; and

         (vi) any finance arrangements existing in connection with the Business, including loans, bonds, guarantees and derivative arrangements;

         CROWN LANDLORD means the landlord under the Crown Lease;

         CROWN LEASE means the lease of part of the Property dated 25 September 1996 and made between The Queen's Most Excellent Majesty and Powergen;

         CROWN LEASE ASSIGNMENT means a deed of assignment of the Crown Lease between EFPL and Purchaser B in the form annexed at Part H of Schedule 11;

         CUSTOMER CONTRACTS means all contracts, undertakings, arrangements and agreements (other than the Electricity Trading Contracts and the Coal Sale Contracts) entered into on or prior to the Completion Date by or on behalf of EFPL with customers for the supply of goods or the provision of services by EFPL exclusively in connection with the Business;

         CUSTOMS means HM Customs and Excise;

         DATUM SOLUTIONS LIMITED SERVICES AGREEMENT means the agreement of that name dated 17 May 1999 between Datum Solutions Limited and EFPL;

         DECOMMISSIONING DEED means the deed dated 19 July 1999 made between Powergen and EFPL regarding, INTER ALIA, certain rights and obligations of those parties in relation to land, buildings and other structures adjoining the Power Station;

         DEED OF ASSIGNMENT means the deed of assignment referred to in Clause
         6.2.3 and set out in Schedule 5, with such modifications as may be appropriate having regard to the relevant Contract;

         DEED OF ASSIGNMENT OF PROPERTY AGREEMENTS means a deed of assignment between EFPL and Purchaser B relating to the Property Agreements referred to in Clause 6.5.1 and set out in Part G of Schedule 11;

         DEED OF COVENANT IN RESPECT OF THE DECOMMISSIONING DEED means the deed of covenant set out in Part E of Schedule 11;

         DEED OF COVENANT IN RESPECT OF THE LEASE means the deed of covenant set out in Part F of Schedule 11;

         DEED OF GOODWILL ASSIGNMENT means the goodwill agreement dated 30 April 1999 made between EFPL and Powergen;

         DEED OF NOVATION means the deed of novation referred to in Clause 6.2.3 and set out in Schedule 6, with such modifications as may be appropriate having regard to the relevant Contract(s);

         DEED OF PARTICIPATION means the deed of participation for Purchaser A to participate in the Pension Scheme in accordance with the clauses and rules of the Pension Scheme, such deed to be entered into in the agreed terms on Completion in accordance with Clause 6.5;

         DEPOSIT means the cash sum payable by Purchaser A pursuant to Clause 3.1.1;

         DISCLOSURE DOCUMENTS has the same meaning as that given in the Disclosure Letter;

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         DISCLOSURE LETTER means the letter dated the same date as this
         Agreement, addressed by EFPL to the Purchasers disclosing exceptions to the Warranties, together with the attachments to that letter;

         DISCLOSED TRADING DATA means the items set out in Schedule 3 to the Disclosure Letter;

         DISPUTE means any dispute, controversy or claim arising out of, under, in connection with or in relation to this Agreement, including any question regarding its existence, validity or termination;

         EFPL'S GROUP means EFPL and any subsidiary undertaking and associated company of EFPL;

         EFPL INTELLECTUAL PROPERTY means all rights and interests in Intellectual Property or Know-how:

         (i)      listed in Part B of Schedule 3; or

         (ii) used both in the Business and by other members of the EFPL Group and either owned by or licensed-in to the EFPL Group (under the same licence agreement),

         but excluding the rights and interests in Intellectual Property owned by EFPL in the agreements listed in Part A of Schedule 3;

         EFPL'S SOLICITORS means Linklaters of One Silk Street, London EC2Y 8HQ;

         ELECTRICITY TRADING CONTRACTS means the electricity trading contracts listed in Part B of Schedule 12;

         EME GROUP means any company in the same Group as Edison Mission Energy;

         EMPLOYEE shall have the meaning given to that term in the Transfer Regulations;

         ENCUMBRANCE means any claim, charge, mortgage, security, lien, option, equity, power of sale, hypothecation or other third party right;

         ENVIRONMENT means all or any of the following media, namely the air, water and land, and human, animal and plant life;

         ENVIRONMENT AGENCY means The Environment Agency and its successors from time to time;

         ENVIRONMENTAL CONDITION means all or any, or any combination, of the following:

         (i) pollution or protection of the Environment and human health including, though not limited to, noise, emissions, the condition of buildings and the workplace, discharges and releases of any substances or energy into air (within natural or man made structures above or below ground), water (including underground water), sewage systems and land;

         (ii)     contaminated land and the pollution of waters;

         (iii) the environmental aspects of the manufacture, processing, distribution, use, treatment, storage, disposal, transport and handling of any Hazardous Materials,

         and, in the case of any of paragraphs (i), (ii) or (iii) above, which:

         (i) is in existence at the Power Station, the Property and any land over, under or through which any right is exercised in connection with the Power Station or the Property whether before or after the date of Completion; or

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         (ii)     results or arises from or is aggravated by the disposal,
                  release, spillage, deposit, escape, discharge, leak, emission, leaching or migration of any Hazardous Materials from the Power Station, the Property and any land over, under or through which any right is exercised in connection with the Power Station or Property occurring after Completion;

         ENVIRONMENTAL CONSULTANT'S AGREEMENT means the agreement between EFPL and WS Atkins under which WS Atkins agreed to carry out certain professional consultancy services in relation to the environmental condition of the Power Station;

         ENVIRONMENTAL LAW means any national, supranational or local laws or legislation (including the common law), all secondary or subordinate legislation and all rules, regulations, orders, ordinances, notices, codes, decrees, circulars or guidance notes made under those laws having the force of law:

         (i)      in the United Kingdom whether before or after Completion; and

         (ii) that are applicable to the Business and which concern or compensate damage to the Environment or relate to any Environmental Condition (but excluding any of the foregoing that relate to town and country planning or health and safety);

         ENVIRONMENTAL LIABILITIES means any liability arising under Environmental Law including liability to carry out Remedial Works;

         ENVIRONMENTAL LOSSES means, in relation to the Power Station, the Assets, the Property and the Business, all Losses (including professional and/or consultants' fees and any expenses), and any moneys paid or to be paid pursuant to any Environmental Proceedings or Settlement, arising under Environmental Laws or in relation to any Environmental Condition including any Losses (whether actual or contingent):

         (i)      incurred in carrying out Remedial Works;

         (ii)     resulting from Remedial Works being carried out; and

         (iii)    incurred in otherwise complying with Environmental Law;

         ENVIRONMENTAL PERMIT means any permits, licences, consents, approvals, certificates, authorisations or permissions which are necessary under Environmental Law for the operation of the Business at the date of this Agreement;

         ENVIRONMENTAL PROCEEDINGS means any criminal, civil, judicial, regulatory or administrative proceeding, suit or claim brought by any Environmental Authority or third party or any notice, order, instruction or requirement of any Environmental Authority or third party in relation to any Environmental Condition;

         ENVIRONMENTAL REGULATORY AUTHORITY means any central or local government department or statutory or European Union agency, body, authority or organisation (including the Environment Agency) which has regulatory or enforcement powers in relation to Environmental Law;

         ESTIMATED COAL STOCK AMOUNT means the amount to be paid for an agreed estimated amount in gigajoules of coal stocks at the Power Station on Completion of 12,641,710 gigajoules;

         ESTIMATED OIL STOCK AMOUNT means the amount to be paid for an agreed estimated amount in gigajoules of:

         (i)      Reclaimed Fuel Oil 941,285 GJ; and

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         (ii)     Gas Oil 17,192 GJ

         at the Power Station on Completion;

         FIXED PLANT AND EQUIPMENT means all fixed plant, equipment and machinery owned by EFPL and affixed to the land comprised within the Power Station and the Property and used for, in connection with or ancillary to the generation of electricity or for the electrical and mechanical connection of such plant, equipment and machinery to any electricity transmission or distribution system;

         GOODWILL means any goodwill of EFPL exclusively in connection with the Business;

         GROUP means any company, its parent undertaking and any subsidiary undertaking or associated company of that company or of its parent undertaking;

         HAZARDOUS MATERIALS means any material (whether in solid, liquid or gaseous form) which alone or in combination with one or more others is any one of the following: Waste, hazardous, volatile, toxic, radioactive, ionising, radiating, carcinogenic, corrosive, explosive, capable of polluting the Environment, capable of causing harm to human health or any living organism or its ecosystem or capable of causing a nuisance;

         INTERCONDITIONALITY LETTER means the letter between EFPL, the Purchasers and the Guarantor dated the same date as this Agreement relating to the interconditionality of this Agreement with the sale and purchase agreement (between the same parties and dated the same date as this Agreement) relating to the sale and purchase of Ferrybridge power station;

         INTEGRATED POLLUTION CONTROL CONSENT means the integrated pollution control consent issued to the Power Station in respect of the Business by the Environment Agency pursuant to Section 6 of the Environmental Protection Act 1990 as such authorisation is varied from time to time;

         INTELLECTUAL PROPERTY means trade marks, service marks, trade names, logos, get-up, patents, inventions, registered and unregistered design rights, copyrights, semi-conductor topography rights, rights of extraction relating to databases, and all other similar proprietary rights which may subsist in any part of the world (but excluding Know-how) including, where such rights are obtained or enhanced by registration, any registration of such rights and applications and rights to apply for such registrations;

         IT FINALISATION means the necessary hardware, software and communications links have been installed, appropriate facilities for such hardware and software have been established and all of EFPL's hardware and software has been removed or partitioned such that the Relevant Tests may be run and completed to the reasonable satisfaction of Purchaser A;

         IT SUPPORT AGREEMENT means the agreement referred to in Clause 5.4.4 and which shall incorporate (INTER ALIA) terms to the effect set out in
         Schedule 22;

         JOINT CONTRACTS means the contracts and agreements entered into on or prior to the Completion Date by or on behalf of EFPL and relating to the Business (but not exclusively so) and listed in Schedule 9, to the extent that at Completion the same remain to be completed or performed or remain in force;

         JOINT CONTRACT DEED OF ASSIGNMENT means the deed of assignment referred to in Clause 4.2.1 and set out in Schedule 7, with such modifications as may be appropriate having regard to the relevant Joint Contract;


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         JOINT CONTRACT DEED OF NOVATION means the deed of novation referred to in Clause 4.2.1 and set out in Schedule 8, and with such modifications as may be appropriate having regard to the relevant Joint Contract;

         KNOW-HOW means confidential and proprietary industrial and commercial information and techniques in any form (including paper, electronically stored data, magnetic media, film and microfilm), including (without limiting the foregoing) drawings, formulae, test results, reports, project reports and testing procedures, instruction and training manuals, tables of operating conditions, market forecasts, specifications, quotations, tables, lists and particulars of customers and suppliers, marketing methods and procedures and advertising copy;

         LEASE means the lease referred to in Section 1 of Part A of
         Schedule 11;

         LEASE DOCUMENTS means the Lease and the documents listed in Section 2 of Part A of Schedule 11 (if any);

         LETTING DOCUMENTS means the leases, licences and other agreements listed in Part C of Schedule 11;

         LIABILITIES means all liabilities, duties and obligations of every description, including fines, interest and penalties, whether deriving from contract, common law, statute or otherwise, whether present or future, actual or contingent, ascertained or unascertained or disputed and whether owed or incurred severally or jointly and as principal or surety;

         LICENCES means licences, consents, authorisations, orders, warrants, confirmations, permissions, certificates, approvals and authorities;

         LONG-STOP DATE means 21 December 2001 or, if either of the Purchasers gives a notification pursuant to Clause 6.1.2, 21 January 2002 or such other date as the parties may agree in writing;

         LOSSES means all losses, liabilities, damages, costs (including legal costs), charges, expenses, actions, proceedings, claims and demands;

         MACHINE ROOM means the computer room situated in the Power Station for use by Purchaser A as a computer and communications centre in the operation of the Business;

         MASTER ANCILLARY SERVICES AGREEMENT means the agreement of that name dated 15 July 1999 between EFPL and the National Grid Company plc;

         MOTOR VEHICLES means all the motor vehicles owned by EFPL and:

         (i)      used primarily by Relevant Employees at the Completion Date;
                  or

         (ii) used exclusively in connection with the Business at the Completion Date;

         NON-QUALIFYING DISCLOSURE means any disclosure relating to any matter or thing to the extent to which such matter or thing could have been prevented or its effect mitigated by the exercise of Prudent Operating Practice in respect of the Business by or on behalf of EFPL;

         OFFICE EQUIPMENT means all loose items of office and store equipment, furniture and furnishings (but excluding Computer Equipment) owned by EFPL and held at the Power Station at the Completion Date;

         OIL STOCKS or DETERMINED STATION OIL STOCK means the stocks of distillate and reclaimed fuel oil contained in tanks or other storage arrangements at the Power Station at Completion determined in accordance with Part A of Schedule 15;


                                     - 8 -
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         PART XV means Part XV of the Value Added Tax Regulations 1995 (Capital
         Goods Scheme);

         PAYMENT ACCOUNT DETAILS means, in relation to any relevant payment to be made under or pursuant to this Agreement, the name, account number, sort code, account location and other details specified by the payee and necessary to effect payment to the payee in accordance with this Agreement;

         PENSION SCHEME means the Edison Mission Energy Group of the Electricity Supply Pension Scheme established by a Resolution of the Electricity Council passed on 20 January 1983 and governed by clauses and rules which came into operation on 1 April 1983 and which have been amended from time to time;

         PILLAR OF SUPPORT AGREEMENT means the pillar of support agreement dated 14 November 1977 made between (1) National Coal Board and (2) CEGB;

         PLANT AND MACHINERY means loose or mobile plant and machinery, tools, moulds, dies, goods, fittings and other equipment (but excluding the Spares, the Office Equipment, the Computer Equipment, the Oil Stock, the Coal Stock and the Stock) owned by EFPL and held at the Power Station at the Completion Date;

         POWERGEN means Powergen UK plc;

         POWERGEN INSTRUMENTS means the Property Agreements and the following instruments (as amended) entered into between Powergen and EFPL:

         (i)      the Lease;

         (ii)     the Decommissioning Deed;

         (iii) the Coal Purchase Contract (as amended) listed under the heading "Fiddler's Ferry Index Documents" in Part A of
                  Schedule 12 with reference number 8.2/4 (the POWERGEN COAL PURCHASE CONTRACT); and

         (iv) the agreement entitled "Liverpool Bulk Terminal Agreement" dated 9 July 1999 (the LBT AGREEMENT);

         POWERGEN SALE AND LEASE DOCUMENTS means the Sale and Lease Agreement dated 30 April 1999 and the Deed of Amendment dated 8 July 1999 between EFPL and Powergen;

         POWER STATION means the power station at the Property;

         PREMISES means the land demised by the Crown Lease;

         PROPERTY means the leasehold property, brief details of which are set out in Part A of Schedule 11;

         PROPERTY AGREEMENTS means the agreements listed in Part D of
         Schedule 11;

         PRUDENT OPERATING PRACTICE means the exercise of that degree of prudence and foresight which would reasonably and ordinarily be exercised by a skilled and experienced operator of a coal-fired power station under the same or substantially the same circumstances and conditions;

         PURCHASER means either of Purchaser A or Purchaser B and PURCHASERS means both of them;

         PURCHASERS' GROUP means any company in the same Group as either of the Purchasers provided such company is not also in the same Group as EFPL;


                                     - 9 -
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         PURCHASERS' SOLICITORS means Clifford Chance, 200 Aldersgate Street,
         London EC1A 4JJ except as otherwise specified in this Agreement;

         RECEIVABLES means the book and other debts receivable by or owing to EFPL to the extent that they arise in connection with the Business (save insofar as they arise under any Contract) and to the extent that they relate to the period prior to the Completion Date, whether or not the same are due or payable at the Completion Date (including trade debts, deposits, prepayments, retrospective rebates and overpayments) and interest receivable from any third party in respect of the payment by it of any such sum but excluding any book and other debts listed or which relate to any other item referred to in Clause 2.1.3;

         RECIPIENT has the meaning given in Schedule 14;

         RECORDS means all books and information, including all documents and other material (including all forms of computer or machine readable material), relating exclusively to the Business, excluding:

         (i) all Taxation records (other than the Transferring VAT Records and any Climate Change Levy Records);and

         (ii)     Intellectual Property and Know-how;

         REGISTERED TITLE means the title to the Lease once registered at HM Land Registry;

         RELEVANT ASSET has the meaning given to it in Clause 7.2.1;

         RELEVANT EMPLOYEES means those employees who are employed in the Business immediately prior to the Completion Date. A list of Employees is set out in Schedule 19 and this will be updated prior to and at the Completion Date;

         RELEVANT TEST means such tests that Purchaser A may need to perform prior to Completion to satisfy itself, acting reasonably, that the Computer Equipment and all software forming part of the Station Intellectual Property or which is the subject of any Joint Contract in respect of the Business has been properly installed and connected, including without limitation, to external communications links, and the Business is able, as a consequence, to operate in accordance with Prudent Operating Practice under normal load conditions for an uninterrupted period of 48 hours subject, however, to the following:

         (i) Purchaser A shall seek EFPL's consent prior to conducting all such tests (such consent not to be unreasonably withheld);

         (ii) such tests must not interfere with EFPL's ability to conduct the Business or operate the Power Station in accordance with Prudent Operating Practice; and

         (iii) Purchaser A shall not, prior to Completion, be entitled to access EFPL's networks other than in accordance with Clause
                  4.3 or otherwise access, or seek to access, any confidential information of EFPL;

         RELIEF has the meaning given to it in Schedule 14;

         REMEDIAL WORKS means the carrying out of works preventing, mitigating, removing, remedying, cleaning up, abating, containing or ameliorating the presence or effect of any Hazardous Material as required under any Environmental Laws or any relevant permits or authorities or as is necessary to avert, reduce or mitigate any Environmental Losses;

         REQUEST FOR ARBITRATION has the meaning given in the Rules;


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         RESPONSE has the meaning given in the Rules;

         RETAINED VAT RECORDS has the meaning given in Clause 3.5.8;

         RULES means the rules of the LCIA;

         SETTLEMENT means an agreement concluded between EFPL and the claimant or potential claimant in any actual or potential Environmental Proceedings on the basis of which such Environmental Proceedings do not arise or are discontinued or withdrawn;

         SHARED INTELLECTUAL PROPERTY AGREEMENT means the agreement in the agreed terms which is to be entered into by the parties on Completion pursuant to which EFPL will license Purchaser A to use certain Intellectual Property and Know-how that is owned by EFPL or that EFPL is licensed to use in order to operate the Business;

         SPARES means all spare plant and machinery, tools, moulds, dies and other equipment which are owned by EFPL and held at the Power Station at the Completion Date;

         STAMP DUTY DEED means the stamp duty deed dated 30 April 1999 made between EFPL and Powergen;

         STATION INTELLECTUAL PROPERTY means all rights and interest in Intellectual Property owned by EFPL which at the Completion Date are:

         (i)      used or enjoyed exclusively in connection with the Business;
                  or

         (ii)     contained in the agreements listed in Part A of Schedule 3,

         but, for the avoidance of doubt, excluding the EFPL Intellectual Property;

         STATION KNOW-HOW means all rights and interest in Know-how owned by EFPL which at the Completion Date are used or enjoyed exclusively in connection with the Business but, for the avoidance of doubt, excluding the Know-how listed in Part B of Schedule 3;

         STOCK means the stocks of spare parts and consumables (other than the Spares, the Oil Stocks and the Coal Stocks) which will be held at the Power Station at Completion and which are not treated as fixed assets under EFPL's accounting policies;

         SUPPLIER CONTRACTS means all contracts, undertakings, arrangements and agreements (other than the Coal Purchase Contracts) entered into on or prior to the Completion Date by or on behalf of EFPL with suppliers exclusively in connection with the Business and being for the sale, hire, rental or other supply of goods or the provision of services;

         TAXATION means all forms of taxation whether direct or indirect and whether levied by reference to income, profits, gains, net wealth, asset values, turnover or added value and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions and levies (including social security contributions and any other payroll taxes (including PAYE and National Insurance Contributions) but excluding all forms of rates), whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of taxation or otherwise) and all penalties, charges and interest relating thereto;

         TAXATION AUTHORITY means any taxing or other statutory, governmental, state, provincial or local governmental authority, body, court, tribunal or official whatsoever (whether of the United Kingdom or elsewhere in the world) competent to impose, administer or collect any Taxation or make any decision or ruling on any matter relating to Taxation;

         TAXES ACT means the Income and Corporation Taxes Act 1988;


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         TECHNICAL SUPPORT AGREEMENT means the agreement in the agreed terms for the provision by EFPL of certain technical support services to be entered into by the parties on Completion;

         TENANT means any occupier of the Property or part thereof under a Letting Document;

         THIRD PARTY ASSETS means any physical assets at the Property belonging to any party other than EFPL including, without limitation, any assets owned or operated by or under the control of any contractor or visitor to the Property including any vans, trucks, tractors and other vehicles, elevators, boats, hand tools, tipping and dumping equipment, cleaning equipment, storage equipment, skips and other waste disposal equipment, insulation equipment, oil, slurry, water and other tank tanks or tankers, cannon, containers, office furniture, decontamination equipment, screening and shredding plant, scaffolding, gardening equipment, equipment used in the ash disposal process, cranes, roadsweeping equipment, portacabins, mobile workshops, microprocessors, compressors, filters, shackles, chainblocks, jacks, cables, welding and burning equipment, chains, winches and other lifting equipment, trailers, grinders, girder runners, cutting machines, drills, lifters, transformers, extension leads, crimpers, circuit breakers or other electrical or mechanical devices used in or in connection with or which are ancillary to the carrying out of the Business or any activities carried out at the Property;

         THIRD PARTY CONSENTS means all consents, licences, approvals, authorisations or waivers required from third parties for the conveyance, transfer, assignment or novation in favour of the relevant Purchaser of any of the Assets or Assumed Liabilities (excluding, in each case, in respect of the Property and/or Property Agreements) in terms reasonably acceptable to the relevant Purchaser;

         TONNE or T means 1,000 kilograms;

         TRADING STRATEGY means the trading strategy set out in Schedule 17;

         TRANSACTION DOCUMENTS means this Agreement, the Transfer, the Deed of Covenant in respect of the Decommissioning Deed, the Deed of Covenant in respect of the Lease, the licence to assign the Crown Lease, the Crown Lease Assignment, the assignments of the benefit, or the novations, of the Contracts, the Joint Contracts and the Property Agreements, the Disclosure Letter, the Shared Intellectual Property Agreements, the Deed of Participation, the Technical Support Agreement, the Interconditionality Letter and such other agreements or arrangements to be entered into under, or contemplated by, this Agreement, each as amended, varied, supplemented or modified from time to time;

         TRANSFER means the transfer of the Property by EFPL to Purchaser B, referred to in paragraph 5 of Part B of Schedule 11, such transfer to be entered into on Completion in accordance with Clause 6.5;

         TRANSFER REGULATIONS means the Transfer of Undertakings (Protection of Employment) Regulations 1981;

         TRANSFER SCHEME DOCUMENTS means the documents listed in Schedule 4 together with any documents supplemental to those documents;

         TRANSFERRING VAT RECORDS has the meaning given to it in Clause 3.5.8;

         VAT means United Kingdom Value Added Tax;

         VATA means the Value Added Tax Act 1994;

         VAT ORDER means the Value Added Tax (Special Provisions Order) 1995 (Statutory Instrument: 1995/1268);


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         WARRANTIES means the warranties set out in Schedule 1 given by EFPL;

         WASTE means any unwanted or surplus substance irrespective of whether it is capable of being recycled or recovered or has any value; and

         WS ATKINS RELIANCE AGREEMENT means an agreement in the agreed form pursuant to which the Purchasers may rely on the environmental site assessment prepared by WS Atkins Consultants Ltd in relation to the Power Station dated July 2001 and the letter of amendment from WS Atkins Consultants Ltd to EFPL dated 4 September 2001.


1.2      SUBORDINATE LEGISLATION

         Any reference to a statutory provision shall include any subordinate legislation made from time to time under that provision.


1.3      MODIFICATION ETC. OF STATUTES

         Except to the extent that any statutory provision made or enacted after the date of this Agreement would create or increase any liability of EFPL under the Transaction Documents, any reference to a statutory provision:

         1.3.1 shall include such provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under the Transaction Documents on or prior to Completion; and

         1.3.2 (so far as liability under such provisions may exist or can arise) shall include also any past statutory provision (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced.


1.4      COMPANIES ACT 1985 AND TAXES ACT

         1.4.1 The terms SUBSIDIARY UNDERTAKING and PARENT UNDERTAKING shall have the same meanings in this Agreement as their respective definitions in the Companies Act 1985; and

         1.4.2 The term ASSOCIATED COMPANY shall have the same meaning in this Agreement as its definition in the Taxes Act.


1.5      INTERPRETATION ACT 1978

         The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.


1.6      REFERENCES

         References to this Agreement shall include any Schedules to it and references to Clauses and Schedules are to Clauses of, and Schedules to, this Agreement.


1.7      SINGULAR/PLURAL

         References in this Agreement (including the definitions in Clause 1.1) to the singular include the plural and vice versa.


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1.8      INFORMATION

         Any reference to books, records or other information means books, records or other information in any form including paper, electronically stored data, magnetic media, film and microfilm.


1.9      INDEMNITY ON AN AFTER-TAX BASIS

         Where any indemnity contained in this Agreement is expressed to be on an after-tax basis, then in calculating the liability of the indemnifying party and determining the obligations of the Recipient, the provisions of Schedule 14 shall apply.


1.10     AWARENESS

         Any Warranty which is qualified as being made so far as EFPL is aware or to the best of the knowledge, information and belief of EFPL means so far as EFPL is aware or to the best of EFPL's knowledge, information and belief, as the case may be, having made reasonable enquiries. Reasonable enquiries for this purpose means those enquiries made of those persons listed in Schedule 2 to the Disclosure Letter.


2        AGREEMENT TO SELL THE BUSINESS


2.1      SALE AND PURCHASE OF BUSINESS

         2.1.1 Subject to Clause 5, EFPL shall sell, and Purchaser A shall purchase, free from all Encumbrances (except as expressly provided in this Agreement or disclosed in the Disclosure Letter) as at the Completion Date, the whole of the Business as a going concern except the Property and such right, title and interest as EFPL has in the Property Agreements which EFPL shall sell, and Purchaser B shall purchase (all on the terms and conditions set out in Part B of Schedule 11), free from all Encumbrances (except as expressly provided in this Agreement or disclosed in the Disclosure Letter) as at the Completion Date.

         2.1.2 Without prejudice to the generality of Clause 2.1.1, and subject to Clause 2.1.3, there shall be included in the sale under this Agreement to the relevant Purchaser the following:

                  (i)      the Plant and Machinery;

                  (ii) the Property and such right, title and interest as EFPL has in the Property Agreements (all on the terms and conditions set out in Part B of Schedule 11);

                  (iii)    the Spares;

                  (iv)     the Stock;

                  (v)      the Oil Stocks;

                  (vi)     the Coal Stocks;

                  (vii) the benefit of the Contracts, insofar as EFPL is entitled, subject to the provisions of Clause 7, to transfer the same;

                  (viii)   the Motor Vehicles;

                  (ix)     the Office Equipment;

                  (x)      the Computer Equipment;


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

                  (xi)     the Station Know-how;

                  (xii)    the Station Intellectual Property;

                  (xiii) the benefit of any claim under an insurance policy listed in Schedule 10 made by EFPL prior to Completion to the extent that such claim relates exclusively to any of the Assets, the Property or any Assumed Liability, save to the extent that any such claim relates to:

                           (a) a Loss incurred by EFPL which has been made good prior to the Completion Date;

                           (b)      any business interruption at the Power
                                    Station;

                           (c)      the Powergen Sale and Lease Documents; or

                           (d) the matters referred to in paragraphs 6(a)(i) and 6(a)(ii) of the specific disclosures in the Disclosure Letter;

                  (xiv) the benefit (so far as the same can lawfully be assigned or transferred to the relevant Purchaser) of the Claims. To the extent that any payment is made to EFPL after the Completion Date in respect of any such Claim, EFPL shall receive the same as trustee for the relevant Purchaser, shall record the payment separately in its books and shall account to the relevant Purchaser for the same within five Business Days after receipt;

                  (xv)     the Goodwill; and

                  (xvi)    the Records.

         2.1.3 There shall be excluded from the sale under this Agreement the following:

                  (i) the Receivables and the benefit of all securities in relation to those Receivables and of all guarantees, indemnities and rights in respect of those Receivables;

                  (ii)     the EFPL Intellectual Property;

                  (iii)    the Cash Balances;

                  (iv) any Third Party Assets including all assets which are the subject of the Transfer Scheme Documents; and

                  (v)      the benefit of the Powergen Sale and Lease Documents.


2.2      ASSUMPTION OF LIABILITIES

         2.2.1 With effect from the Completion Date and subject to any express provisions of this Agreement to the contrary, the Purchasers shall assume, duly and punctually pay, satisfy, discharge, perform and fulfil all Liabilities of EFPL (including Environmental Liabilities but excluding any Liabilities for Taxation (other than any climate change levy payable by EFPL in respect of any deemed supplies to itself of taxable commodities) and Borrowed Moneys) to the extent that they relate to the Business, the Assets and the Relevant Employees (and any former employees) (other than liabilities in respect of retirement or death benefits save to the extent that Schedule 13 applies) which are existing, outstanding or in force at the Completion Date (to the extent that such Liabilities have not been fully paid, satisfied, performed, fulfilled or discharged before the Completion Date) or which arise, accrue or are assessed after the Completion Date.

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         2.2.2   EFPL shall be responsible for all liabilities for non-domestic rates which accrue before the Completion Date.


3        CONSIDERATION


3.1      DEPOSIT

         3.1.1 On or before the date of this Agreement, Purchaser A shall pay or procure the payment of the cash sum of (pound sterling)25,000,000 to the Client Account. The Deposit shall be held by EFPL's Solicitors as stakeholders, pending Completion or earlier lapse or termination of this Agreement pursuant to Clause 5.4.3.

         3.1.2 The Deposit and all interest accrued on it (net of any Taxation payable) shall be paid to:

                  (i) EFPL on Completion (by way of a reduction to the consideration payable on the Completion Date pursuant to Clause 3.2); or

                  (ii) Purchaser A (or its nominee) within five Business Days after earlier lapse or termination of this Agreement pursuant to Clause 5.4.3,

                  save in the circumstances referred to in Clause 5.5, in which case the Deposit and any interest accrued on it shall (without prejudice to any other rights and remedies of EFPL) be forfeited by Purchaser A and paid to EFPL in accordance with Clause 5.5.


3.2      AMOUNT

         Subject to Clause 3.5.13, the consideration for the purchase of the Business shall be the cash sum of (pound sterling)289,900,000 (two hundred and eighty-nine million nine hundred thousand pounds) allocated as set out in Schedule 2 as adjusted pursuant to the provisions of Schedule 15.


3.3      RISK

         Risk of loss or damage to the Assets shall pass to the Purchasers on the date of this Agreement.


3.4      ALLOCATION OF SUBSEQUENT PAYMENTS

         If any payment is made by EFPL to either Purchaser in respect of any claim against EFPL for any breach of the Transaction Documents (or any agreement entered into pursuant to the Transaction Documents) or pursuant to any indemnity under this Agreement:

         3.4.1 if the payment and/or claim relates to a single category of Asset, the payment shall be made by way of adjustment to the consideration given by the relevant Purchaser for the particular category of Asset;

         3.4.2 if the payment and/or claim relates to more than one category of Asset, the payment shall be allocated rateably to the consideration given by the relevant Purchaser for the relevant category or categories of Asset; and

         3.4.3 if the payment and/or claim relates to no particular category of Asset, the payment shall be allocated rateably to the consideration given by the relevant Purchaser for the Property,

         in each case by reference to the proportions in which the initial consideration payable under Clause 3.2 is allocated as set out in
         Schedule 2 and the consideration for the Business shall be deemed to have been reduced as appropriate by the amount of such payment.

3.5      VALUE ADDED TAX AND STAMP DUTY

         3.5.1 All amounts expressed in this Agreement as payable by the Purchasers are expressed exclusive of any VAT which may be chargeable on those amounts.

         3.5.2 EFPL and the Purchasers intend that, and shall use all reasonable endeavours to secure that, the sale and transfer of the Business and the Assets pursuant to this Agreement shall (pursuant to Article 5 Value Added Tax (Special Provisions) Order 1995) be treated as neither a supply of goods nor a supply of services for the purpose of VAT, but as a transfer of a business as a going concern (TOGC).

         3.5.3 EFPL shall (subject to the Purchasers complying with their obligations under this Clause 3), within one month of the date of this Agreement, submit to Customs a written request (in a form agreed between EFPL and the Purchasers and disclosing therein all material facts) for confirmation that Customs will treat the sale and transfer of the Business and Assets pursuant to this Agreement as a TOGC.

         3.5.4 The Purchasers represent, warrant and undertake to EFPL as follows:

                  (i) that they will on Completion be registered taxable persons for the purposes of VAT;

                  (ii) following Completion that they intend to use the Assets to carry on the same kind of business as that carried on by EFPL at the Property prior to Completion; and

                  (iii) there will be no significant break in the normal trading pattern of the Business immediately after Completion.

         3.5.5 If Customs determine in writing (the WRITTEN DETERMINATION) (whether in response to the submission referred to in Clause
                  3.5.3 above, as a result of the breach of any of the representations, warranties and undertakings given by the Purchasers in Clauses 3.5.4 (i), (ii) and (iii) above or otherwise), that VAT is chargeable in respect of the supply of all or any part of the Business and the Assets under this
                  Agreement:

                  (i) EFPL shall give notice to the Purchasers of the Written Determination within five Business Days of it receiving such Written Determination and shall at the same time as giving such notice provide the Purchasers with a copy of such Written Determination;

                  (ii) the Purchasers shall pay to EFPL (subject to delivery by EFPL of a valid VAT invoice for VAT purposes) a sum equal to the amount of VAT (the VAT AMOUNT) that has thereby been determined to be chargeable in respect of the supply of all or any part of the Business and the Assets under this Agreement together with an amount (the PENALTIES AMOUNT) equivalent to any interest or penalties payable thereon, such payment to be made no later than the date five Business Days prior to the latest date EFPL can account to Customs for the VAT Amount and the Penalties Amount, if any, without incurring penalties and interest (or further penalties and interest) for late payment; and

                  (iii) in the event that the Purchasers fail to duly pay the VAT Amount and/or the Penalties Amount to EFPL pursuant to this Clause 3.5.5, the Guarantor hereby agrees to indemnify EFPL, on demand, on an after tax basis for an amount equivalent to the VAT Amount and/or (as the case may be) the Penalties

                           Amount in full and final settlement of the obligations of the Purchasers and the Guarantor under this Clause 3.5.5,

                  Provided always that upon full discharge by the Purchasers and/or the Guarantor of their respective obligations under this Clause 3.5.5, EFPL shall cease to have any right to make any claim against any of the Purchasers and/or the Guarantor in respect of a breach of the representations, warranties and undertakings set out in Clause 3.5.4 above.

         3.5.6 Amounts due from the Purchasers and/or the Guarantor under this Clause 3.5 shall not be set off by the Purchasers and/or the Guarantor against any amounts due or owing for any reason from EFPL to the Purchasers and/or the Guarantor or any other liability or obligation (contingent or otherwise) of EFPL to the Purchasers and/or the Guarantor.

         3.5.7 If the Purchasers pay any amount to EFPL in respect of VAT which is not properly chargeable then EFPL shall promptly repay such amount to the Purchasers.

         3.5.8 EFPL undertakes that it will not at any time seek a direction that EFPL be entitled to custody of any of the records relating to the Business which are held at the Power Station at the Completion Date and which are required to be preserved after Completion pursuant to the provisions of schedule 11 paragraph 6 VATA (the TRANSFERRING VAT RECORDS). In relation to the VAT records relating to the Business not held at the Power Station at the Completion Date (the RETAINED VAT RECORDS), EFPL will seek a direction from Customs that it be entitled to retain those records. Each party shall during the period for which the records are required to be preserved under schedule 11 paragraph 6 VATA, preserve such records and, where such records are required by any other party for the purposes of complying with its obligations under the laws in relation to VAT, afford to such other party (on reasonable prior notice and at the cost of such other party) access to such records for the purposes of inspecting and making copies of the same.

         3.5.9 EFPL hereby confirms that it has not made an election pursuant to schedule 10 paragraph 2 VATA in respect of the Property and undertakes that it shall not on or prior to Completion make such an election.

         3.5.10 All VAT payable in respect of goods and services supplied or deemed to be supplied by EFPL in connection with the Business prior to Completion and all interest payable on, and penalties attributable to, those supplies shall be paid to Customs by EFPL. Subject to Clause 3.5.12 below, EFPL shall be entitled to receive and to retain for its own benefit all reimbursements or credits from Customs for VAT borne by EFPL on goods and services supplied to EFPL prior to Completion and any payments received in respect of VAT overpaid to Customs prior to that date.

         3.5.11 All VAT payable in respect of goods and services supplied or deemed to be supplied by the Purchasers in connection with the Business on or after Completion and all interest payable on, and penalties attributable to, those supplies shall be paid to Customs by the Purchasers. The Purchasers shall be entitled to receive and to retain for their own benefit all reimbursement or credit from Customs for VAT borne by the Purchasers on goods and services supplied to the Purchasers on or after Completion and any payments received in respect of VAT overpaid to Customs after that date.

         3.5.12 Any recovery of input tax after the date of this Agreement in respect of any asset to which Part XV applies shall be retained by the Purchasers. The Purchasers shall not make any claim against EFPL in respect of any adjustment of input tax relating to any such item pursuant to Part XV. EFPL shall provide to the Purchasers on request such information in respect of its recovery of input tax and adjustments to that tax as shall reasonably be required by the Purchasers to comply fully with its obligations under Part XV.

         3.5.13 The parties agree that if after the date of this Agreement Customs determine that any VAT group registration to which the Purchasers are now or become on or prior to Completion members (for the purposes of Section 43 VATA) shall cease to be effective, or that either of the Purchasers cease to be treated as a member of such group (whether under Section 43C VATA or otherwise), in each case with effect from a date on or prior to Completion or that the sale and transfer of the Business and the Assets by EFPL to the Purchasers under this Agreement is not for any other reason a TOGC, then the Purchasers shall, within five Business Days of EFPL notifying the Purchasers of the relevant aforementioned circumstances (the IRREVOCABLE VAT EVENT) or, if later, within five Business Days of Completion, pay to EFPL as additional consideration for the Business and the Assets an amount (the IRREVOCABLE VAT Amount) equal to any VAT paid or payable by EFPL which, as a result of the Irrevocable VAT Event, EFPL's auditors, acting as competent auditors, certify EFPL is or will be unable to recover (by way of a credit or repayment) provided that the Purchasers' obligation under this Clause 3.5.13 shall not exceed (POUND STERLING)1,000,000. Furthermore, EFPL shall procure that such certification is delivered to the Purchasers together with its notification of the Irrevocable VAT Event. In the event that the Purchasers fail to duly pay the Irrecoverable VAT Amount to EFPL pursuant to this Clause 3.5.13, the Guarantor hereby agrees to indemnify EFPL, on demand, on an after tax basis for an amount equivalent to the Irrecoverable VAT Amount in full and final settlement of the obligations of the Purchasers and the Guarantor under this Clause 3.5.13.

         3.5.14 EFPL agrees that if Customs determine the sale and transfer of the Business and the Assets by EFPL to the Purchasers under this Agreement is not for any reason a TOGC, then, subject to the Purchasers and/or the Guarantor having first fully discharged their obligations to EFPL under Clause 3.5.13 above and subject also to the Guarantor agreeing to indemnify EFPL and keep EFPL indemnified on an after tax basis against any costs and expenses (including cost of management time) reasonably incurred in doing so, it:

                  (i) shall endeavour to procure a meeting with Customs (such meeting also to be attended by the Purchasers and/or the Purchaser's professional advisers) to discuss Custom's determination and, if requested to do so by the Purchasers; and

                  (ii) shall take such action (at the cost of the Purchasers) as the Purchasers may reasonably request to enable the Purchasers acting in the name of EFPL to obtain a local reconsideration, (the Purchasers to have conduct in relation to obtaining such reconsideration) and, if necessary, to appeal (at the cost of the Purchasers) the determination of Customs to a VAT tribunal (the Purchasers to have conduct of any such appeal) but shall not be required to appeal beyond the VAT tribunal should the appeal be unsuccessful.

         3.5.15 The Purchasers agree that they shall co-operate fully with EFPL after Completion in relation with any obligation on EFPL to re-present for stamping to Inland Revenue Stamp Office any of the Lease Documents or associated documents. The Purchasers

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                  agree that they will return or procure the return to EFPL of any of the Lease Documents (subject to mutually acceptable undertakings) to enable EFPL to comply with any such obligation.


4        PRE-COMPLETION OBLIGATIONS


4.1      EFPL'S OBLIGATIONS IN RESPECT OF CONTRACTS

         4.1.1 EFPL shall procure that from the date of this Agreement up to Completion (or, in the case of Contracts not transferred at Completion, the time of the relevant transfer) the Contracts and any collective agreements, insurance policies and material contracts of employment are carried out and completed and that EFPL's obligations under the Contracts are performed in the ordinary course and in accordance with their respective terms (subject, in the case of Contracts not transferred at Completion, to the provisions of Clause 7.2).

         4.1.2 Subject to Clause 4.1.3, EFPL shall not, without Purchaser A's prior written consent (such approval not to be unreasonably delayed or withheld), from the date of this Agreement up to
                  Completion:

                  (i) other than in the ordinary and usual course business, remove Power Station Assets;

                  (ii) other than in the ordinary and usual course of business, enter into or amend, renew or extend any Contracts relating to the Power Station having a value of (POUND STERLING)100,000 or more if those Contracts are to be transferred to Purchaser A on Completion; and

                  (iii) enter into or amend, renew or extend any Contracts relating to the Power Station having a value of (POUND STERLING)500,000 or more individually or having, when aggregated with all other Contracts (of any value) of the same nature, an aggregate value of (POUND STERLING)2,000,000 or more if those Contracts are to be transferred to Purchaser A on Completion.

         4.1.3 From the date of this Agreement up to Completion EFPL may, without the Purchasers' prior written consent, enter into contracts for the supply and purchase of electricity by EFPL to and from counterparties, pursuant to Grid Trade Master Agreements between EFPL and such counterparties in accordance with the Trading Strategy.

         4.1.4 EFPL shall from and including the date of this Agreement until Completion act in accordance with Prudent Operating Practice in respect of the ongoing maintenance of the Power Station and, for the purposes of this Clause 4.1.4 only and to the extent consistent with its obligations under the foregoing provisions of this Clause 4.1, the standard of "Prudent Operating Practice" shall not be compromised by the fact that the Business is intended to be transferred to the Purchasers at Completion.


4.2      JOINT CONTRACTS

         4.2.1 EFPL shall use reasonable endeavours to effect the assignment (with the consent of the relevant counterparty or counterparties) to the relevant Purchaser, or the novation in favour of the relevant Purchaser (in each case as notified by the Purchasers to EFPL as soon as practicable following signing of this Agreement), of EFPL's benefit, interest, rights and liabilities in or under such part of the Joint Contracts as relates exclusively to the Business, such assignment or novation to be in the form of the Joint Contract Deed of Assignment or the Joint Contract Deed of Novation (as appropriate) and to take effect from the Completion Date. EFPL's obligations under this Clause 4.2 will not require it to do anything which may prejudice EFPL's own benefits, interests and rights under the Joint Contracts insofar as they relate to retained businesses of EFPL or of its Group.

         4.2.2 The provisions of Clauses 4.1 and 8.2 shall apply, MUTATIS MUTANDIS (but as if the references in those Clauses to CONTRACTS were to JOINT CONTRACTS), in respect of that part of any Joint Contract (specified in the Joint Contract Notification) relating exclusively to the Business.

         4.2.3    The provisions of Clauses 7.1.4 and 7.1.5 and Clauses 7.2 and
                  7.3 shall apply, MUTATIS MUTANDIS, to the obtaining of consents from Joint Contract counterparties to the assignment or novation as appropriate of that part of any Joint Contract (specified in the Joint Contract Notification) relating exclusively to the Business.

         4.2.4 EFPL shall not be required to assign or novate that part of a Joint Contract relating exclusively to the Business otherwise than to or in favour of the relevant Purchaser where any Third Party Consent is required.

         4.2.5 Purchaser A agrees that the provisions of this Clause 4.2 shall apply to additional joint contracts (not listed in Schedule 9) which are notified by EFPL to Purchaser A in writing following signing of this Agreement and which have been entered into:

                  (i)      in the ordinary course of trading; or

                  (ii) outside the ordinary course of trading but on arms-length commercial terms.

                  EFPL and Purchaser A agree that they will in good faith discuss and seek to agree appropriate arrangements in respect of additional joint contracts notified to Purchaser A and not falling within (i) or (ii) above.


4.3      ACCESS TO POWER STATION

         4.3.1    EFPL shall use all reasonable endeavours to:

                  (i) provide Purchaser A and its employees, agents and sub-contractors with such access to the Power Station as is necessary for Purchaser A to carry out the Works, such access to be provided for Purchaser A and its third party contractors during the hours of 8.30a.m. and 4.30p.m. and thereafter reasonable access shall be provided with the prior approval of EFPL;

                  (ii) allocate one employee of EFPL at the Power Station to be the contact for Purchaser A and any third party contractors which require access to the Power Station to carry out Works and provide services on behalf of Purchaser A;

                  (iii) provide all reasonable assistance to enable any third party contractors to carry out any Works. Purchaser A agrees to provide EFPL with reasonable notice of the identity of any third party contractor requiring access to the Power Station, and EFPL shall not unreasonably refuse access to any such contractor;

                  (iv) provide Purchaser A with co-operation and assistance reasonably requested in relation to the carrying out of the Works including reasonable access to those agents, consultants, contractors, officers and employees of EFPL that may be able to assist Purchaser A in carrying out the Works;

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                  (v)      ensure that its agents, consultants, contractors,
                           officers and employees co-operate with reasonable requests from Purchaser A in relation to the provision of the assistance referred to in Clause 4.3.1(iv);

                  (vi) complete those matters which form part of the Works and for which EFPL is responsible in a timely and competent manner and using all reasonable skill and care; and

                  (vii) immediately notify Purchaser A of any applicable security, health and safety requirements of which it is, or becomes, aware and Purchaser A agrees to comply with such requirements.

         4.3.2 For the purposes of this Clause 4.3, the WORKS are those works to be carried out by each of the parties as set out in Clause 4.3.3.

         4.3.3    EFPL shall use all reasonable endeavours to:

                  (i) forthwith upon the public announcement of this Agreement in compliance with Clause 17.2 or shortly thereafter:

                           (a) provide Purchaser A with such access to the Machine Room to install communications links, servers, routers and any such other equipment and links as in Purchaser A's reasonable opinion are necessary to enable Purchaser A to operate the Business;

                           (b) assign to Purchaser A a test IP address for the purpose of EDL line qualification;

                           (c) endeavour to remedy any problems that may arise with Purchaser A's infrastructure and if it is not able to do so in a timely manner, then, subject to EFPL's requirements to operate the Business, provide Purchaser A with access to those parts of the Machine Room necessary to enable Purchaser A to remedy any problems that may arise with the network infrastructure;

                           (d) allow Purchaser A to conduct an audit of the Machine Room and any associated communications and IT infrastructure site(s) to enable Purchaser A to review the operation of the Power Station. The scope of such audit is to be subject to EFPL's prior approval (which will not be unreasonably refused) and supervision and any access to EFPL's live networks or communications links will be subject to appropriate firewall protection; and

                           (e) ensure that the Machine Room has adequate space to enable Purchaser A to house two server racks of the dimensions 800x600x2000mm at least;

                  (ii) within two weeks or such other time as may be agreed after the date of this Agreement:

                           (a)      ensure that there is adequate air
                                    conditioning, power supply, fire suppression and access control to enable Purchaser A to use and operate that part of the Machine Room in which the servers that it has transferred to it reside so as to enable Purchaser A to operate the Business;

                           (b) subject to all necessary consents being obtained, provide Purchaser A with access to the NGC software and access to the EDL line and access (subject to a firewall) to the EDL routers in the Power Station and allow Purchaser A to install its own servers and software to operate with the EDL lines so as to enable Purchaser A to carry out the necessary qualification process with NGC so as to enable Purchaser A to operate the Business;

                           (c) provide a feed of the on-line meter data into the Machine Room;

                           (d) subject to EFPL's reasonable requirements to operate the Business, make available sufficient servers and EDL routers and any on-line metering routers or servers (if any) in and to the Machine Room, which servers shall not have any software of EFPL installed, so as to enable Purchaser A to operate the Business and shall transfer to and install on those servers, all those software and systems being transferred to Purchaser A as are required to be installed on those servers for the proper operation of the Business;

                           (e) ensure adequate security is in place between the servers isolated for use by Purchaser A and those servers continued to be used by EFPL; and

                           (f) ensure that the server or servers which EFPL provides for use by Purchaser A do not contain any viruses, computer worms, Trojan horses, drop dead devices, or other malicious code or any hardware devices that could be used to interrupt or monitor the performance of the servers of the software resident on the servers.

         4.3.4 In the event that EFPL is not able to transfer the EDL routers and any on-line metering routers or servers (if any) to the Machine Room in accordance with the provisions of Clause 4.3.3 then EFPL shall, immediately following Completion and until such time as such routers or servers are transferred to Purchaser A, provide Purchaser A with 24-hour supervised access to the sites at which those routers or servers are located.

         4.3.5 For the avoidance of doubt, nothing in Clause 4.3 shall require EFPL to provide human, technical or management resources which exceed the resources deployed for the benefit of the Power Station prior to the signing of this Agreement.

         4.3.6 The Purchasers shall indemnify and hold EFPL, its affiliated and subsidiary companies and its and their officers, directors, agents and employees, harmless from and against all claims, actions, expenses, losses, liabilities, damages, fines, penalties, costs and demands arising directly out of or directly concerning the Works. Without limiting the foregoing, the Purchasers acknowledge that the above indemnity shall apply to any claim, action, cost, expense, loss, liability, damage, fine, penalty or demand brought or caused by any of its licensees, employees, agents or sub-contractors against EFPL or its employees or agents arising directly from the Works. EFPL acknowledges that the above indemnity shall not apply where such claim, action, cost, expense, loss, liability, damage, fine, penalty or demand arises as a result of gross negligence on the part of EFPL or its officers, directors, or employees (save where EFPL or its officers, directors or employees are acting in accordance with Purchaser A's requests pursuant to Clause 4.3.1(v)).

         4.3.7 Purchaser A and its employees, agents and sub-contractors shall not, during the Works, interfere with, alter or interrupt EFPL's Computer Equipment, infrastructure, software or communications, or generally interfere with the conduct of the Business in any way except to the extent required in order to conduct and complete the Works.

         4.3.8 EFPL shall be responsible for the payment of all time, labour costs (including employees of EFPL or of any member of the EME Group), expenses, materials, components, equipment, costs and charges of any nature which are paid, suffered, incurred by EFPL, or any member of the EME Group, their agents, employees or contractors in carrying-out any and all aspects of the Works (the WORKS COSTS) up to a maximum amount of (POUND STERLING)50,000.

         4.3.9 If the verifiable Works Costs exceed (POUND STERLING)50,000 the Purchasers shall pay, compensate and fully indemnify EFPL (on an after-tax basis) for the Works Costs which exceed such amount upon receipt of a valid invoice from EFPL (WORKS INVOICE).

         4.3.10 EFPL must maintain accurate records for all costs incurred and maintain all invoices for third party supplies and supporting time sheets for all labour costs (WORKS RECORDS) and shall produce such material if requested by Purchaser A. No amounts shall be considered in the calculation of the (POUND STERLING)50,000 cap which cannot be supported by such records.

         4.3.11 Purchaser A shall pay to EFPL such sums as are stated in the relevant Works Invoice within 20 days of the date of the Works Invoice.

         4.3.12 EFPL must not make any purchases of hardware or software relating to the Works that exceed (POUND STERLING)1,000 without first obtaining Purchaser A's consent and allowing Purchaser A, in its absolute discretion, to purchase such hardware or software on its own account unless, at the date of this Agreement, purchases or orders of such hardware or software have already been made.

         4.3.13 If this Agreement is terminated for any reason prior to Completion, Purchaser A shall, on request by EFPL:

                  (i) at its own cost, remove all Works and return the affected areas of the Power Station; and

                  (ii) reimburse EFPL (on an after tax basis) for any and all labour costs, expenses, materials, components, equipment, costs and charges of any nature which are paid, suffered or incurred in returning the affected areas of the Power Station, to the state of repair, order and condition enjoyed by EFPL prior to conduct of the Works unless otherwise agreed between the parties.

         4.3.14 Any amount that is properly payable to EFPL pursuant to this Clause 4.3 and which remains unpaid after the date when the payment was due shall bear interest thereafter, such interest to accrue from day to day at the rate of 2 per cent. above the prevailing base lending rate published from time to time by the National Westminster Bank PLC from (and including) the date which amount is due until (but excluding) the date upon which the amount due is actually received.

         4.3.15 All parties shall use reasonable endeavours to ensure that IT Finalisation is achieved by the Completion Date or as soon thereafter as is reasonably possible.

         4.3.16 If, on or before 10 Business Days before the Completion Date, Purchaser A reasonably believes that IT Finalisation will not be achieved by the Completion Date then:

                  (i) Purchaser A will immediately give notice of such belief to EFPL;

                  (ii) the parties will negotiate in good faith to agree the full and final terms of the IT Support Agreement prior to the Completion Date;

                  (iii) if the parties cannot agree the full and final terms of the IT Support Agreement then any dispute shall be referred to arbitration in accordance with the provisions set out in Clause 16 (but not Clause 16.2.3) of this Agreement although the reference to "20 days" in Clause 16.2.1 shall be deemed to read "2 days"; and

                  (iv) the parties will enter into the IT Support Agreement (taking into account the result of any arbitration under Clause 4.3.16(iii) above) when such full and final terms are agreed (whether this occurs before or after Completion).

         4.3.17 Without prejudice to the specific provisions set out in Clauses 4.3.1 to 4.3.16 above, EFPL shall, in the two weeks prior to the Completion Date, grant reasonable access to the plant manager at the Power Station (subject always to EFPL's reasonable requirements to operate the Business of the Power Station).


5        CONDITIONS PRECEDENT

         Completion of this Agreement is conditional upon satisfaction of the following conditions, or their satisfaction subject only to Completion of this Agreement.


5.1      CONDITIONS TO BE SATISFIED BY EFPL

         5.1.1 EFPL having taken all necessary corporate action and obtained all approvals and consents of any necessary authority or as may otherwise be required by law or by its constituent documents to permit it to enter into and perform its obligations under the Transaction Documents;

         5.1.2 Completion to the satisfaction of EFPL of EFPL's obligations to inform and consult appropriate representatives as required by Regulation 10 of the Transfer Regulations;

         5.1.3 The Director General of Electricity Supply consenting to the disposal for the purposes of paragraph 4 of schedule 3 to the Electricity Act 1989;

         5.1.4 The Purchasers having received a legal opinion from EFPL's Guernsey legal counsel, Ozannes, in the form set out in
                  Schedule 16;

         5.1.5 The Purchasers having received a guarantee of EFPL's obligations from Edison Mission Energy in the form set out in
                  Schedule 20;

         5.1.6 The Purchasers having received from legal counsel to Edison Mission Energy a legal opinion relating to the guarantee described in Clause 5.1.5 substantially in the form set out in
                  Schedule 21;

         5.1.7 EFPL having disclosed the Confirmations of Electricity Trades (CONFIRMS) executed pursuant to the Electricity Trading Contracts prior to the date of this Agreement which relate to the period referenced in the Disclosed Trading Data and the trading position for such period established by the said Confirms not being materially inconsistent with the aggregate trading position of EFPL for such period set out in the Disclosed Trading Data; and

         5.1.8 Edison Mission Energy not being, as at immediately prior to Completion, insolvent or the subject of:

                  (i) any bankruptcy proceedings within the meaning of Chapter 11 of the US Bankruptcy Code; or

                  (ii)     any similar proceedings of equivalent materiality.


5.2      CONDITIONS TO BE SATISFIED BY THE PURCHASERS AND/OR THE GUARANTOR

         5.2.1 EFPL having received a legal opinion from the Guarantor's US counsel, Jeffrey D. Cross, General Counsel of American Electric Power Company, Inc., in form and substance reasonably satisfactory to EFPL, in relation to the validity and enforceability of the Guarantor's obligations under the Transaction Documents; and

         5.2.2 EFPL having received a legal opinion from the Purchasers' legal counsel as follows:

                  (i) for Purchaser A - Clifford Chance, 200 Aldersgate Street, London EC1A 4JJ; and

                  (ii) for Purchaser B - Stibbe, Strawinskylaan 2001, Postbus 75640, 1077 ZZ, Amsterdam, The Netherlands,

                  in form and substance reasonably satisfactory to EFPL, in relation to the validity and enforceability of the Purchasers' respective obligations under the Transaction Documents.


5.3      RESPONSIBILITY FOR SATISFACTION

         5.3.1 EFPL hereby undertakes to use its reasonable endeavours to ensure the satisfaction of each of the conditions set out in Clause 5.1. The Purchasers and the Guarantor shall procure the satisfaction of each of the conditions set out in Clause 5.2.

         5.3.2 Without prejudice to the foregoing, each of the parties agrees that it shall, upon a request from the other, promptly co-operate with and provide all necessary information reasonably required by the other party or by any Competent Authority or any government, governmental, supranational or trade agency, court or other regulatory body, in respect of all requests and enquiries in connection with the Transaction Documents and the arrangements relating to those documents from any such Competent Authority or government, governmental, supranational or trade agency, court or other regulatory body.


5.4      NON-SATISFACTION/WAIVER

         5.4.1 Either of the Purchasers (in respect of the conditions set out in Clause 5.1.4 to 5.1.8 inclusive) or EFPL (in respect of the conditions set out in Clause 5.2) may at any time waive, in whole or in part and conditionally or unconditionally, the relevant conditions by notice in writing to EFPL (in respect of either of the Purchasers) or to either of the Purchasers (in respect of EFPL).

         5.4.2 Whichever of EFPL and the Purchasers is responsible for satisfaction of each condition as specified in Clause 5.3.1 shall (unless the condition is capable of waiver and has been waived by the other party) promptly give notice to the other party of the

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                  satisfaction of the relevant conditions within two Business
                  Days after becoming aware of the same.

         5.4.3 If any of the conditions specified in Clause 5.1 or 5.2 are not satisfied (or, if capable of waiver, have not been waived by the relevant party) on or before the Long-Stop Date, this Agreement shall lapse and no party shall have any claim against any other under it, save for any claim:

                  (i) arising from breach of any of the undertakings or agreements contained in Clauses 5.3 or 17.2; or

                  (ii) in the case of EFPL, pursuant to Clause 5.5, Clause 4.3.5, Clause 4.3.6, Clause 4.3.9 or Clause 4.3.13.


5.5      FORFEITURE OF DEPOSIT

         If either of the Purchasers or the Guarantor fail to comply with their obligations (where those obligations have not been waived by EFPL) pursuant to:

         5.5.1    Clause 5.3 prior to the Long-Stop Date; or

         5.5.2    Clause 6,

         and, in the case of Clause 5.5.1, EFPL has in all material respects fulfilled its obligations pursuant to Clauses 5.1 and 5.3.1 (save to the extent waived by either of the Purchasers) and is capable of performing in all material respects its obligations under Clause 6.2 (or would be so capable but for any failure or inability of the Purchasers to comply with their obligations as aforesaid) and Completion fails to occur as a result then that default by either of the Purchasers or Guarantor shall be deemed to constitute repudiation by the Purchasers of this Agreement, which shall entitle EFPL to terminate this Agreement forthwith. Upon such termination the Deposit (and any interest accrued on it (net of any Taxation payable) up to the date of such termination) shall, without prejudice to any other rights and remedies of EFPL, be forfeited by the Purchasers and the
         Purchasers:

         5.5.3 consent to the payment of the Deposit (and any accrued interest) by EFPL's Solicitors to EFPL; and

         5.5.4    waive any rights to the Deposit (and any accrued interest).


5.6      RETURN OF DEPOSIT

         If EFPL fails to comply in all material aspects with its obligations (save the extent waived by either of the Purchasers) pursuant to:

         5.6.1 Clause 5.3 prior to the Long-Stop Date and each Purchaser has in all material respects fulfilled its obligations pursuant to Clause 5.3; or

         5.6.2    Clause 6,

         and Completion fails to occur as a result by the Long-Stop Date, then this Agreement shall terminate on the Long-Stop Date and the Deposit shall be returned to Purchaser A (or its nominee) within five Business Days after the Long-Stop Date together with all interest accrued on it (net of any Taxation payable) up to that date.

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5.7      CHANGE IN LAW

         If as a result of any change in any applicable law (which, for the avoidance of doubt, shall not include a change in governmental or regulatory policy) after the date of this Agreement it becomes unlawful for Completion to occur on or prior to the Long-Stop Date, this Agreement shall terminate and the Deposit and all interest accrued on it (net of any Taxation payable) up to the date of repayment shall be paid to Purchaser A (or its nominee) within five Business Days after the Long-Stop Date.


5.8      CONSENTS ETC.

         For the avoidance of doubt but without prejudice to the provisions of Clause 5.7, the inability of either Purchaser to obtain any necessary consents, licences, approvals or other authorisation (including, without limitation, a generation licence under Section 6 of the Electricity Act 1989 (as amended)) to carry on the Business shall not constitute grounds for the return of the Deposit pursuant to Clauses 3.1.2(ii) or 5.6.


6        COMPLETION


6.1      DATE AND PLACE

         6.1.1 Completion shall take place at the offices of EFPL's Solicitors on Friday 14 December 2001 or (subject to Clause
                  6.1.2 below) at such other place, time or date as may be agreed in writing between the Purchasers and EFPL.

         6.1.2 If, by close of business on Friday 30 November 2001, neither of the Purchasers has obtained a generation licence under
                  Section 6 of the Electricity Act 1989 either of the Purchasers may elect, by notification in writing to EFPL, that Completion should take place on Monday 14 January 2002.


6.2      EFPL'S OBLIGATIONS ON COMPLETION

         Except where Clause 7.2 or paragraph 9.2 or 12 of Part B of Schedule 11 applies, on Completion EFPL shall deliver or make available to the
         Purchasers:

         6.2.1 evidence of due fulfilment of the conditions specified in Clause 5.1;

         6.2.2 those Assets which are capable of transfer by delivery, with the intent that title in such Assets should pass upon such delivery;

         6.2.3 with respect to the Assets which are not capable of transfer by delivery, any applicable:

                  (i)      conveyances or transfers;

                  (ii)     assignments; and

                  (iii)    novations.

                  In the case of assignments and novations, these shall be in the form of the Deed of Assignment or Deed of Novation (as relevant), in each case duly executed as a deed by EFPL, any third party and, if so required by EFPL, the relevant Purchaser. For the avoidance of doubt, failure by the relevant Purchaser to execute as required any such Deed of Assignment or Deed of Novation shall not be considered for the purposes of this Agreement as a failure by EFPL to comply with this Clause 6.2;

         6.2.4    the documents of title relating to the Assets;

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         6.2.5    such Third Party Consents as EFPL may have obtained (subject always in the case of the Property and the Property Agreements to the provisions of Part B of Schedule 11);

         6.2.6 in each case where the said information is not at the Property, the Records and all information relating exclusively to the Business as the Purchasers may reasonably require, other than information which is:

                  (i)      reasonably regarded as legally privileged;

                  (ii) reasonably regarded as confidential to the activities of EFPL (otherwise than in connection with the Business); or

                  (iii) Intellectual Property and Know-how (other than that which EFPL is transferring or otherwise making available at Completion); and

         6.2.7 the Certificate of Title provided by Linklaters and addressed to the Purchasers and a supplemental certificate in respect of matters (including the results of new searches carried out following the date of this Agreement and prior to Completion) arising since the Effective Date (as defined in the Certificate of Title) which, had the Effective Date been the date of Completion, should have been disclosed in the Certificate of Title,

         Provided that with respect to the obligations in Clause 6.2.3, EFPL shall not be obliged to convey, transfer, assign or novate any Assets otherwise than to or in favour of the Purchasers where any relevant Third Party Consent is required.


6.3      PURCHASERS' OBLIGATIONS ON COMPLETION

         As soon as practicable following satisfaction or waiver of the conditions set out in Clause 5 and against compliance by EFPL with Clause 6.2, there shall be delivered to EFPL evidence of due fulfilment of the conditions specified in Clause 5.2.


6.4      COMPLETION

         On Completion, the Purchasers shall pay or procure that there is paid the consideration for the purchase of the Business in the manner specified in Clause 3.


6.5      ADDITIONAL AGREEMENTS

         On Completion, the parties shall enter into the following documents in order, in the case of the documents referred to in Clauses 6.5.1, 6.5.2, 6.5.3 and 6.5.4, to give effect to certain aspects of the transfer of the Business and, in the case of the documents referred to in Clause 6.5.5, to regulate the provision of certain services by EFPL to Purchaser A following Completion:

         6.5.1 subject to the provisions of paragraph 9 of Part B of Schedule 11, the Deed of Assignment of Property Agreements;

         6.5.2    the Deed of Participation;

         6.5.3 the Deed of Covenant in respect of the Decommissioning Deed and the Deed of Covenant in respect of the Lease;

         6.5.4    the Transfer;

         6.5.5    the Technical Support Agreement; and

         6.5.6    the Shared Intellectual Property Agreement.


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         The parties expressly confirm that the execution of the above documents by the relevant Purchaser does not form part of the consideration for the transfer of the Business.


6.6      PURCHASERS' ADDITIONAL AGREEMENTS

         On or prior to Completion (or, in the case of the deeds referred to in Clause 6.6.1, as soon as reasonably practicable after Completion), the relevant Purchaser shall:

         6.6.1 enter into deeds of covenant with The National Grid Company plc, National Power plc, English Welsh & Scottish Railway Limited and Manweb plc which relate to the Property wherever such deeds of covenant are properly required pursuant to the Transfer Scheme Documents, and in the form required by such Transfer Scheme Documents;

         6.6.2    enter into (as appropriate at the relevant time) either:

                  (a)      the Master Connection and Use of System Agreement; or

                  (b) the Multiparty Master Connection and Use of System Agreement, the Bi-party Amendment Agreement and the Bi-party ASA Amendment Agreement (to the extent mandatory ancillary services are required to be provided by the Power Station) as set out in the connection and use of System Code, in each case with The National Grid Company plc and others governing connection to, and use of, the national grid; and

         6.6.3 give notice to The National Grid Company plc of the assignments of the Interface Agreements dated 31 March 1990 made between Powergen and The National Grid Company plc pursuant to clause 15.5 of each of those documents within one month following completion of the assignment.

6.7      GUARANTOR OBLIGATIONS

         The Guarantor acknowledges and undertakes to EFPL (for itself and each other member of the EME Group) to do all such things and execute all such documents as may be reasonably required to comply with its obligation under the foregoing provisions of this Clause 6, Clause 7 and Clause 8.2. Without prejudice to the generality of the foregoing, the Guarantor undertakes to EFPL (for itself and each other member of the EME Group) that it shall:

         6.7.1 provide such financial information as may be required by EFPL to obtain Third Party Consents together with such authorisations and legal opinions as may be reasonably requested in connection with the guarantees and commitments referred to in Clauses 6.7.2 and 6.7.3;

         6.7.2 provide to Powergen a guarantee of the relevant Purchaser's obligations under each of the Powergen Instruments on terms which are substantially the same (MUTATIS MUTANDIS) as those provided to EFPL pursuant to Clause 15 subject to such additions or modifications as may be reasonably requested by Powergen;

         6.7.3 provide to counterparties under any Electricity Trading Contracts a guarantee of the relevant Purchaser's obligations under such Contracts on terms which are substantially the same (MUTATIS MUTANDIS) as any such guarantee given by any member of the EME Group in respect of the relevant Electricity Trading Contract failing which on terms which are substantially the same (MUTATIS MUTANDIS) as those provided to EFPL pursuant to Clause 15 subject to such modifications or additions as may be reasonably requested by the relevant counterparty;


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         6.7.4    to the extent not covered by Clause 6.7.2 or Clause 6.7.3, provide such guarantees or other commitments to counterparties under any Contracts listed in Schedule 12 as may be reasonably requested by them in order for EFPL to obtain any necessary Third Party Consents to the novation of such Contracts in favour of the relevant Purchaser and the release of any guarantees or other credit support provided by EFPL in connection therewith; and

         6.7.5 provide such guarantees or other commitments as may be required to ensure that the relevant Purchaser complies with its obligations under Clause 6.6.


7        THIRD PARTY CONSENTS


7.1      EFPL'S OBLIGATION TO OBTAIN CONSENTS

         7.1.1 To the extent that the benefit of any of the Contracts can be assigned by EFPL to the relevant Purchaser without any Third Party Consents, this Agreement shall constitute an assignment of the relevant Contract with effect from Completion.

         7.1.2 Where a Third Party Consent is required to the assignment of the benefit or novation of a Contract, this Agreement shall not constitute an assignment or attempted assignment of the relevant Contract if the assignment or attempted assignment would constitute a breach of the Contract.

         7.1.3 EFPL shall use reasonable endeavours to obtain the Third Party Consents prior to Completion, to take effect from the Completion Date. EFPL shall not be obliged to assign or novate any Contract otherwise than to or in favour of the relevant Purchaser where any relevant Third Party Consent is required.

         7.1.4 The relevant Purchaser shall supply to EFPL such information (including references regarding the financial position of the relevant Purchaser) as may be reasonably requested by EFPL or any relevant third party in connection with EFPL's endeavours to obtain the Third Party Consent. The relevant Purchaser shall enter into undertakings or procure guarantees (including parent company guarantees) in favour of any relevant third party as may be reasonably requested in respect of any Liabilities to which it will become subject or which it will incur on conveyance, transfer, assignment or novation of the relevant Contract.

         7.1.5 A Third Party Consent shall be deemed to have been obtained when all requirements of the relevant third party or parties have been complied with on terms reasonably acceptable to EFPL and the relevant Purchaser, such terms not to be any more favourable to the relevant Purchaser than are the then current terms of the relevant Contract to EFPL.


7.2      FAILURE TO OBTAIN CONSENTS

         7.2.1 Where a Third Party Consent has not been obtained by Completion in respect of any Asset (a RELEVANT ASSET), such Relevant Asset will not be conveyed, transferred or assigned on Completion but will be held in trust for the relevant Purchaser absolutely from Completion until such Third Party Consent is obtained and the Relevant Asset is so conveyed, transferred or assigned. EFPL shall continue to use reasonable endeavours to obtain the necessary Third Party Consent after Completion to convey, transfer or assign any Relevant Asset.

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         7.2.2    EFPL shall account to the relevant Purchaser accordingly and shall deliver to such Purchaser as soon as reasonably practicable:

                  (i) upon receipt, any notice or other document relating to such Relevant Asset; and

                  (ii) upon request from such Purchaser, a power of attorney to enable such Purchaser to deal with such Relevant Asset.

         7.2.3 The relevant Purchaser shall indemnify EFPL and keep EFPL indemnified on an after tax basis against all Losses associated with the holding of any such Relevant Asset.

         7.2.4 The indemnity given by the relevant Purchaser in Clause 7.2.3 shall not cover Losses to the extent that they arise or are increased by the failure of EFPL to comply in any material respect with its obligations under this Clause 7.


7.3      POST-COMPLETION CONSENTS

         After Completion EFPL shall continue to use reasonable endeavours (assisted if EFPL shall so require by the relevant Purchaser) to obtain Third Party Consents in respect of each Relevant Asset and keep the relevant Purchaser informed of progress in obtaining such Third Party Consents.


7.4      OPERATING PERMITS AND CONNECTION LICENCES

         EFPL and each Purchaser agree to comply with the terms of Schedule 18 to the extent such terms refer or relate to it.


7.5      NOVATION OF PILLAR OF SUPPORT AGREEMENT

         7.5.1 EFPL and Purchaser B shall each use their best endeavours to obtain a novation in favour of Purchaser B of the Pillar of Support Agreement prior to Completion in terms which are substantially the same (MUTATIS MUTANDIS) as those contained in the novation agreement dated 15 July 1999 made between the Coal Authority and EFPL. If EFPL and Purchaser B fail to obtain such novation in favour of Purchaser B by Completion they shall each continue to use their best endeavours to obtain such novation as soon as practicable thereafter.

         7.5.2 EFPL shall be liable for half of any fee charged by the contractual counterparty/ies for the obtaining of the novation up to a maximum amount of (POUND)50,000. Each of EFPL and Purchaser B agree that they otherwise will pay their own legal, accountancy and other costs and expenses incurred by them in connection with the obtaining of such novation.


8        POST COMPLETION OBLIGATIONS


8.1      THE ASSUMED LIABILITIES

         8.1.1 If EFPL becomes aware after Completion of any claim which constitutes or may constitute an Assumed Liability, EFPL shall as soon as reasonably practicable give written notice of that claim to the relevant Purchaser and shall not admit, compromise, settle, discharge or otherwise deal with such claim without the prior agreement of the relevant Purchaser (such agreement not to be unreasonably withheld or delayed) where the relevant Purchaser is required to comply with an order, regulatory award or ruling of any Competent Authority.

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         8.1.2    EFPL shall take such action (including an omission to act) as the Purchasers may reasonably request at the Purchasers' cost to avoid, dispute, resist, appeal, compromise, settle, postpone, defend or mitigate any claim which constitutes or may constitute an Assumed Liability but subject to EFPL being indemnified and kept indemnified on an after-tax basis and secured and kept secured to its reasonable satisfaction by the Purchasers against all Losses which may thereby be incurred.

         8.1.3 In connection with the actions referred to in Clause 8.1.2, EFPL shall make, or procure to be made, available to the Purchasers or its duly authorised agents on reasonable notice during normal business hours all relevant books of account, records and correspondence relating to the Business which have been retained by EFPL (and shall permit the Purchasers to take copies of those documents) for the purposes of enabling the Purchasers to ascertain or extract any information relevant to the claim, save always that EFPL shall not be required to make available or provide copies of commercially confidential or legally privileged books of account, records, correspondence or other information.


8.2      PURCHASERS TO COMPLETE CONTRACTS

         The Purchasers shall procure that with effect from Completion (or, in the case of Contracts not transferred at Completion, the time of transfer of those Contracts):

         8.2.1 each of the Contracts is carried out and completed (so far as the Purchasers are lawfully able to do so); and

         8.2.2 that EFPL's obligations under the Contracts are performed (to the extent that the same have not been previously carried out or completed) in the ordinary course (where applicable):

                  (i)      in a proper and workmanlike manner; and

                  (ii)     in accordance with their respective terms,

                  and shall indemnify EFPL and keep EFPL indemnified on an after-tax basis against all Losses incurred by EFPL in respect of the Contracts arising out of or in respect of any failure by the Purchasers to comply with their obligations under this Clause 8.2.


8.3      EFPL'S GENERAL OBLIGATIONS

         Subject to Clause 17.9 if, at any time after Completion, EFPL receives any insurance or other monies from a third party in respect of any Claim (other than as excluded pursuant to Clause 2.1.2(xiii) or Clause 2.1.3), then EFPL shall pay to the relevant Purchaser as soon as reasonably practicable the amount recovered less an amount equal to any liability of EFPL to Taxation (which for the purpose of this Clause 8.3 includes any liability to Taxation of EFPL which is eliminated, offset or reduced by any Relief available to EFPL) which would not have arisen but for the receipt of such monies.


8.4      EFPL'S CONTINUING OBLIGATION

         Notwithstanding Completion, subject to the provisions of Clause 7, EFPL shall (at the Purchasers' expense save in respect of Clause 8.4.1) from time to time execute and perform all such acts, deeds and documents and afford to the Purchasers such assistance as the Purchasers may reasonably require:

         8.4.1 for the purpose of vesting in the Purchasers the full benefit of the Business;

         8.4.2 for the purpose of implementing all the provisions of this Agreement;

         8.4.3 to enable any claim, action, suit, prosecution, litigation, proceeding, dispute or arbitration to which EFPL was a party and which relates to any Claim (other than as referred to in Clause 2.1.3) or Assumed Liability to be continued by the Purchasers; and

         8.4.4 to enable any judgment or award obtained by EFPL and not fully satisfied as at Completion, to the extent to which it is a Claim (other than as excluded pursuant to Clause 2.1.2(xiii) or Clause 2.1.3) enforceable by EFPL, to be enforced by the Purchasers.


8.5      CONDUCT OF CLAIMS

         8.5.1 If either Purchaser becomes aware of any matter that may give rise to a claim against EFPL under the Transaction Documents, notice of that fact (together with details of the matter in question as are available) shall be given within 10 Business Days to EFPL.

         8.5.2 Without prejudice to the validity of the claim or alleged claim in question:

                  (i) each Purchaser shall allow, and shall procure that any relevant member of its Group allows, EFPL and its duly authorised agents to investigate the matter or circumstance alleged to give rise to such claim and whether and to what extent any amount is payable in respect of such claim; and

                  (ii) in connection with the actions referred to in Clause 8.5.2(i), each Purchaser shall (at its own expense) make, or procure to be made, available to EFPL or its duly authorised agents on reasonable notice during normal business hours all relevant books of account, records and correspondence relating to the Business (and shall permit EFPL to take copies of those documents) for the purposes of enabling EFPL to ascertain or extract any information relevant to the claim, save always that neither Purchaser shall be required to make available or provide copies of commercially confidential or legally privileged books of account, records, correspondence or other information.

         8.5.3 If the claim in question is a result of or in connection with a claim by or liability to a third party (including a Taxation Authority or in respect of Taxation) then:

                  (i) no admission of liability shall be made by or on behalf of a Purchaser or any member of its Group and the claim shall not be compromised, disposed of or settled and no matter which may affect the outcome of any dispute or negotiation with any Taxation Authority in relation to a claim for Taxation shall be agreed, in each case without the prior written consent of EFPL such consent not to be unreasonably withheld or delayed where the relevant Purchaser is required to comply with an order, regulatory award or ruling of any Competent Authority;

                  (ii) EFPL shall be entitled in its absolute discretion to take such action as it shall deem necessary to avoid, dispute, deny, defend, resist, appeal, postpone, settle, compromise or contest such claim or liability or any adjudication in respect of such claim (including making counterclaims or other claims against third parties) in the name of and on behalf of the Purchasers (or either of them) or any member of the Purchasers' Group concerned and to have the conduct of any related proceedings, negotiations or appeals; and

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                  (iii)    each Purchaser shall, and will procure that any
                           relevant member of its Group shall, take all such action and give all such information, documentation and assistance, including access to premises and personnel, copies of any relevant correspondence and the right to examine and copy or photograph any assets, accounts, documents, books and records, for the purpose of avoiding, disputing, denying, defending, resisting, appealing, postponing, settling, compromising or contesting any such claim, liability or adjudication as EFPL or its professional advisers request save always that neither Purchaser shall be required to make available or provide copies of commercially confidential or legally privileged books of account, records, correspondence or other information.


8.6      RECOVERY

         8.6.1 If EFPL pays an amount in discharge of any claim under any Transaction Document and either Purchaser or any member of its Group has previously recovered or subsequently recovers (whether by payment, discount, credit, relief, set-off or otherwise) from a third party or insurer a sum which is referable to the subject matter of the claim, the relevant Purchaser shall forthwith pay, or shall procure that the relevant member of its Group forthwith pays, to EFPL an amount equal to:

                  (i)      the sum recovered from the third party; or

                  (ii) if less, the amount previously paid by EFPL to the relevant Purchaser.

         8.6.2 Where either Purchaser has or may have a claim against a third party in relation to any matter which may give rise to, or has given rise to, a claim under any Transaction Document, the Purchasers shall use all reasonable endeavours, and shall procure that all reasonable endeavours are used, to recover any amounts due from such third party.


8.7      DOUBLE CLAIMS

         8.7.1 Neither EFPL nor either of the Purchasers shall be entitled to recover under the Transaction Documents more than once in respect of the same subject matter.

         8.7.2 Neither of the Purchasers nor the Guarantor shall be entitled to recover from EFPL under the Transaction Documents to the extent that either of the other two has already recovered in respect of the same subject matter.

         8.7.3 EFPL shall not be entitled to recover under the Transaction Documents from either Purchaser or the Guarantor to the extent that it has already recovered from the other Purchaser or the Guarantor in respect of the same subject matter.


8.8      TAX

         In calculating the Liability of EFPL for any breach of any Transaction Document, there shall be taken into account the amount (if any) by which any Taxation for which the Purchasers or any member of the Purchasers' Group would otherwise have been accountable or liable to be assessed is actually reduced or extinguished as a result of the matter giving rise to such Liability.


8.9      RECORDS

         8.9.1 The Purchasers undertake to EFPL that they shall, and shall procure that members of the Purchasers' Group shall, preserve for a period of at least seven years (or any longer period as may be required by law or relevant regulations from time to time) after Completion all books, records and documents of or relating to the Business existing at Completion.

         8.9.2 The Purchasers shall permit and allow, and shall procure that members of the Purchasers' Group shall permit and allow, upon reasonable notice (and in any event within seven Business Days of written notice being given) and during normal business hours, the employees, agents and professional advisers of EFPL or any member of its Group access to the books, records and documents referred to in Clause 8.9.1 (including Transferring VAT Records) and the right to inspect the same and make copies of those documents save always that the Purchasers shall not be required to make available or provide copies of commercially confidential or legally privileged books of account, records, correspondence or other information.

         8.9.3 The Purchasers shall, and shall procure that members of the Purchasers' Group shall, provide all reasonable assistance requested by EFPL to enable EFPL to access and inspect the books, records and documents referred to in Clause 8.9.4.

         8.9.4 If Completion does not take place in accordance with the terms of this Agreement and this Agreement thereby lapses or is terminated in accordance with its terms, the Purchasers shall forthwith:

                  (i)      hand-over or procure the handing over of:

                           (a) all correspondence, budgets, accounts, records, documents, papers or other forms of information of, or relating to, EFPL and/or the Business, which shall have been made available to them; and

                           (b) all copies or other records derived from such materials; and

                  (ii) expunge any information derived from such materials or otherwise concerning the subject matter of the Transaction Documents (and any other agreements referred to in those documents) from any computer, word processor or other device containing information.


8.10     RELEASE OF SECURITY

         8.10.1 The Purchasers agree to use their best endeavours to procure at Completion or as soon as practicable thereafter the cancellation and/or release of any securities, guarantees or indemnities given by EFPL, Edison Mission Energy or any member of the EME Group (including in respect of the Electricity Trading Contracts) in respect of the Business.

         8.10.2 The Purchasers shall indemnify EFPL (on an after tax basis) against and in respect of all or any Losses incurred by any member of the EME Group (for EFPL's own account and as trustee for the benefit of such persons) pursuant to any such securities, guarantees or indemnities to which Clause 8.10.1 refers.

         8.10.3 For the avoidance of doubt Clauses 8.10.1 and 8.10.2 shall not apply to securities, guarantees or indemnities given by EFPL, Edison Mission Energy or any member of the EME Group in respect of Borrowed Moneys.

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9        THE RELEVANT EMPLOYEES


9.1      TRANSFER REGULATIONS

         The parties accept that this Agreement and the sale of the Business to be effected by it are governed by the Transfer Regulations and the following provisions shall apply in connection therewith:

         9.1.1 the contract of employment (save in so far as such contract relates to any occupational pension scheme) of each of the Relevant Employees (except for persons who exercise their right under Regulation 5(4A) of the Transfer Regulations) shall be transferred to Purchaser A with effect from the Completion Date pursuant to the Transfer Regulations;

         9.1.2 EFPL (or a member of its Group) shall pay to the Relevant Employees all sums to which they are entitled and which are due and payable on or before the Completion Date. Purchaser A will discharge all obligations thereafter;

         9.1.3 EFPL shall indemnify Purchaser A and keep Purchaser A indemnified (on an after tax basis) against all Losses which relate to or arise out of any dismissal by EFPL, or by a member of its Group, of any employee (not being a Relevant Employee) before the Completion Date and which Purchaser A may incur pursuant to the provisions of the Transfer Regulations;

         9.1.4 Purchaser A shall deliver to each of the Relevant Employees a letter from Purchaser A in the agreed terms;

         9.1.5 if the contract of employment of any Relevant Employee is not automatically transferred to Purchaser A pursuant to the Transfer Regulations, Purchaser A shall offer to employ each such person with effect from the Completion Date on terms at least as good as those on which that person would have been employed by Purchaser A had the contract of employment been so transferred;

         9.1.6 EFPL shall be responsible for direct payment of the Retention Bonuses as defined in the Retention Bonus Agreements with Relevant Employees dated 18 May 2001, 25 May 2001 and 31 May 2001 where any such payments fall due and payable prior to the Completion Date. In the event that a due and payable Retention Bonus remains unpaid at the Completion Date or falls to be payable after the Completion Date, EFPL may request that Purchaser A makes these payments. If such a request is made or if EFPL fails to make the payments directly to the Relevant Employees then provided Purchaser A makes these payments in accordance with their terms, EFPL shall reimburse Purchaser A the costs incurred by Purchaser A in connection with making payment of the Retention Bonus entitlement;

         9.1.7 in the event that any person not designated as a Relevant Employee (the UNDISCLOSED EMPLOYEE) asserts or establishes that his employment has transferred to Purchaser A pursuant to the Transfer Regulations upon the Completion Date Purchaser A shall within 7 days of being so informed either by the Undisclosed Employee or by EFPL (whichever is the earlier) inform EFPL whether or not it wishes to employ the Undisclosed Employee. If Purchaser A does not wish to employ the Undisclosed Employee, within 7 days of being so advised EFPL may offer employment to the Undisclosed Employee. In the event that:

                  (i)      such an offer is not made within that 7 day period;
                           or

                  (ii) such an offer is made within that 7 day period and not accepted by the Undisclosed Employee within 7 days of such offer being made,

                  then Purchaser A shall be entitled to terminate the Undisclosed Employee's employment and provided Purchaser A carries out any such termination within 14 days of the expiry of the later of the periods described in (i) and (ii) above and in a way which does not increase any exposure to any claim for race, sex or disability discrimination and provided that any claim under this indemnity is made within five months of the Completion Date Purchaser A shall be indemnified by EFPL (on an after tax basis) in respect of all Losses which it may sustain arising under or in connection with the Undisclosed Employee's contract of employment after Completion and/or termination of his or her employment; and

         9.1.8 the parties agree that all liabilities, losses, cost or expenses in respect of any claim by a Relevant Employee (or an employee representative) that the requirements of Regulation 10 of the Transfer Regulations have not been satisfied (a CONSULTATION CLAIM) shall be borne in equal proportions between the parties provided that if Purchaser A announces, or begins consultation in respect of, any redundancies of any of the Relevant Employees within three months of the Completion Date then Purchaser A agrees to indemnify EFPL on an on-going basis against all costs, expenses and liabilities in respect of any Consultation Claim, whether such Consultation Claim arises or is made prior to, on or after the Completion Date.


9.2      PURCHASERS' OBLIGATIONS

         9.2.1 The Purchasers shall indemnify EFPL and keep EFPL indemnified (on an after tax basis) from and against any Losses which arise from:

                  (i)      the employment by Purchaser A of the Relevant
                           Employees; or

                  (ii) which arises out of the employment relationship, including but not limited to any liability arising out of the termination or dismissal of any Relevant Employee by Purchaser A or which arises out of any act or omission of the Purchasers or any event, matter or occurrence prior to the Transfer Date which EFPL incurs by virtue of Regulation 5(5) of the Transfer Regulations and/or Article 4(2) of Council Directive 77/187 EC; or

                  (iii) any collective agreement applicable to the employment of the Relevant Employees in respect of the period after the Completion Date; or

                  (iv) any failure by Purchaser A to offer terms and conditions of employment and working conditions no less favourable than those which apply to the Relevant Employees up to the Completion Date.

         9.2.2 Purchaser A agrees with EFPL that for a period of at least 12 months after the Completion Date:

                  (i) it will not change any term or condition of employment upon which any Relevant Employee is employed by EFPL, or by a member of its Group, immediately prior to the Completion Date without the consent of that Relevant Employee; and

                  (ii) Purchaser A will for Relevant Employees in its employment provide private medical insurance cover no less favourable to those employees than the cover provided to them by EFPL immediately prior to the Completion Date.

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                  For the avoidance of doubt, this provision only applies while
                  Relevant Employees remain in the employment of Purchaser A or any member of its Group.


10       PENSIONS

         The provisions of Schedule 13 shall have effect.


11       PREPAYMENTS AND APPORTIONMENTS ETC.


11.1     PAYMENTS MADE BY EFPL

         11.1.1   Subject to Clause 11.1.2, if:

                  (i) EFPL has, prior to the Completion Date, made any deposit or payment in advance relating to the period after the Completion Date in respect of any Contract, the relevant Purchaser shall, to the extent such deposit or payment in advance relates to the period after Completion, account to EFPL for the same on the Completion Date; and

                  (ii) after the Completion Date, any payment is made to either Purchaser relating to the period before the Completion Date in respect of any Contract, the relevant Purchaser shall, to the extent that such payment relates to the period prior to Completion:

                           (a)      receive the same as trustee;

                           (b)      record the same separately in its books; and

                           (c) account to EFPL for the same within five Business Days after receipt,

                           and for the purposes of this Clause 11.1 only, the reference to Contracts shall include the Lease, the Crown Lease, the Property Agreements and such similar agreements to which the Property is subject or of which it has the benefit.

         11.1.2 In determining the liability of the relevant Purchaser under Clause 11.1.1 to reimburse or account to EFPL for amounts paid by EFPL, regard shall be had to the extent to which EFPL has been able to obtain credit or repayment of input tax for VAT purposes in respect of supplies of goods and/or services (made under a Contract) to which such amounts relate, and the liability of such Purchaser under Clause 11.1.1 shall be reduced accordingly.


11.2     PAYMENTS RECEIVED BY EFPL

         11.2.1   Subject to Clause 11.2.2, if:

                  (i) EFPL has, prior to the Completion Date, received any deposit or payment in advance relating to the period after the Completion Date in respect of any Contract, EFPL shall, to the extent such deposit or payment in advance relates to the period after Completion, account to the relevant Purchaser for the same on the Completion Date; and

                  (ii) after the Completion Date, any payment is made to EFPL relating to the period after the Completion Date in respect of any Contract, EFPL shall, to the extent such payment relates to the period after Completion:

                           (a)      receive the same as trustee;

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                           (b)      record the same separately in its books; and

                           (c) account to the relevant Purchaser for the same within five Business Days after receipt,

                           and for the purposes of this Clause 11.2 only, the reference to Contracts shall include the Lease, the Crown Lease, the Property Agreements and such similar agreements to which the Property is subject or of which it has the benefit.

         11.2.2 In determining the liability under Clause 11.2.1 of EFPL to account to the relevant Purchaser for amounts received by EFPL, regard shall be had to any liability of EFPL to account to Customs for any VAT in respect of the supplies of goods and/or services (made under a Contract) to which such amounts relate, and the liability of EFPL under Clause 11.2.1 shall be reduced accordingly.


11.3     POWERGEN COAL PURCHASE CONTRACT ETC.

         11.3.1 EFPL, the Purchasers and the Guarantor agree that they will use all reasonable endeavours to negotiate and agree the terms of a tripartite agreement to be entered into between EFPL, Powergen, the Purchasers and/or the Guarantor to govern payment to Powergen:

                  (i) for coal delivered by it to the Power Station pursuant to the Powergen Coal Purchase Contract; and

                  (ii) for use of the Liverpool Bulk Terminal by EFPL and the relevant Purchaser pursuant to the LBT Agreement, in each case before and after the Completion Date.

         11.3.2 The agreement referred to in Clause 11.3.1 above will contain terms that:

                  (i) Powergen will invoice EFPL in accordance with clause 12 of the Powergen Coal Purchase Contract for coal Delivered in the Delivery Period immediately preceding the Delivery Period in which the Completion Date occurs;

                  (ii) Powergen will invoice EFPL in accordance with clause 15 of the LBT Agreement for the use by EFPL of the Liverpool Bulk Terminal during the month immediately preceding the month in which the Completion Date occurs;

                  (iii) EFPL will, to the extent that such sums are properly invoiced and not disputed, pay Powergen for the amounts invoiced pursuant to (i) and (ii) above;

                  (iv) subject to satisfaction of the Guarantors obligations under Clause 6.7.2 above, Powergen will consent to the assignment of the Powergen Coal Purchase Contract and the LBT Agreement to the relevant Purchaser;

                  (v) Powergen will invoice the relevant Purchaser in accordance with clause 12 of the Powergen Coal Purchase Contract for coal Delivered in the Delivery Period in which the Completion Date occurs;

                  (vi) Powergen will invoice the relevant Purchaser in accordance with clause 15 of the LBT Agreement for the use by EFPL and the relevant Purchaser of the Liverpool Bulk Terminal during the month in which the Completion Date occurs; and

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                  (vii)    the relevant Purchaser will, to the extent that such
                           sums are properly invoiced and not disputed, pay Powergen for the amounts invoiced pursuant to (v) and
                           (vi) above.

         11.3.3 For the purpose of this Clause 11.3 DELIVERED and DELIVERY PERIOD have the meanings given in the Powergen Coal Purchase Contract.


12       PURCHASERS' AND GUARANTOR'S REPRESENTATIONS AND WARRANTIES


12.1     REPRESENTATIONS AND WARRANTIES

         12.1.1 Each of the Purchasers and the Guarantor represents and warrants that:

                  (i) it is a company duly incorporated and validly existing under the laws of the jurisdiction of its incorporation;

                  (ii) it has the requisite power and authority to enter into and perform the Transaction Documents, which when executed will constitute valid and binding obligations of each Purchaser or the Guarantor (as the case may be) enforceable against the Purchasers or the Guarantor (as the case may be), in accordance with their respective terms;

                  (iii) the execution and delivery of, and the performance by it of its obligations under, the Transaction Documents will not:

                           (a) result in a breach of any provision of its memorandum or articles of association; or

                           (b) result in a breach of any agreement, licence or other instrument or of any order, judgment or decree of any court, governmental agency or regulatory body to which it is a party or by which it is bound;

                  (iv) all corporate action required by it to validly and duly authorise the execution and delivery of, and to exercise its rights and perform its obligations under, the Transaction Documents has been duly taken;

                  (v) no order has been made or petition presented or resolution passed for the winding-up of either Purchaser or the Guarantor or for the appointment of a provisional liquidator to either Purchaser or the Guarantor or for an administration order in respect of either Purchaser or the Guarantor;

                  (vi) no receiver or receiver and manager has been appointed by any person of the whole or any part of the business or assets of either Purchaser or the Guarantor;

                  (vii)    no voluntary arrangement has been proposed under
                           section 1 of the Insolvency Act 1986 or any applicable bankruptcy act in any applicable jurisdiction in respect of either Purchaser or the Guarantor and no compromise or arrangement has been proposed, agreed to or sanctioned under section 425 of the Companies Act 1985, or any similar act in any applicable jurisdiction in respect of either Purchaser or Guarantor;

                  (viii) neither of the Purchasers nor the Guarantor (as the case may be) are insolvent or unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986;

                  (ix) neither of the Purchasers nor the Guarantor (as the case may be) is incapable of paying its debts as they fall due;

                  (x) no distress, execution or other process has been levied on any of the assets of either Purchaser or the Guarantor;

                  (xi) there is no unfulfilled or unsatisfied judgment or court order outstanding against either Purchaser or the Guarantor; and

                  (xii) neither of the Purchasers nor the Guarantor has been declared bankrupt (either voluntarily or at the petition of creditors) nor been granted temporary suspension of payment.


12.2     AWARENESS

         Neither of the Purchasers nor the Guarantor are aware, nor are any of their directors or legal, financial, technical or banking advisers aware, of any event which results or may result in any of the Warranties being untrue, misleading or incorrect in any material respect.


12.3     REPETITION OF WARRANTIES

         All warranties given by the Purchasers and/or the Guarantor under this Agreement shall be deemed to be repeated immediately before Completion with reference to the facts and circumstances then existing.


13       EFPL WARRANTIES


13.1     WARRANTIES

         13.1.1 EFPL warrants to each Purchaser in the terms of the Warranties.

         13.1.2 Each of the Warranties shall be construed as a separate and independent Warranty.


13.2     REPETITION OF WARRANTIES

         The Warranties (save for the warranty set out in paragraph 3.2 of Schedule 1) shall be deemed to be repeated immediately before Completion with reference to the facts and circumstances then existing.


13.3     CLAIM FOR BREACH OF WARRANTIES

         13.3.1 Without prejudice to the circumstances of any fraud on the part of EFPL, neither Purchaser shall be entitled to claim that any fact causes any of the Warranties (other than those contained in paragraph 13 of Schedule 1) to be breached or renders any of them misleading to the extent that:

                  (i) it has been disclosed to the Purchasers in the Disclosure Letter or is otherwise provided for under the terms of this Agreement; or

                  (ii) in respect of any matter or thing arising after the date of this Agreement:

                           (a) it has been disclosed to the Purchasers in writing prior to Completion and is not a Non-qualifying Disclosure; or

                           (b) it has been done or omitted to be done at the request in writing or with the approval in writing of either Purchaser.

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13.4     REMEDY FOR BREACH OF WARRANTIES
         The sole remedy of each Purchaser for any breach of any of the Warranties shall be damages and neither Purchaser shall be entitled to rescind this Agreement.


13.5     LIMITATION OF LIABILITY

         13.5.1 EFPL shall not be liable for any claim for breach of Warranty unless it receives from either Purchaser written notice containing specific details of the claim (including such Purchaser's estimate of the amount of such claim) on or before the date falling six months after Completion.

         13.5.2 EFPL shall only be liable for any claim for breach of Warranty if its liability in respect thereof exceeds (POUND STERLING)100,000. For the avoidance of doubt, claims of less than (POUND STERLING)100,000 in respect of different matters shall not be treated as a single claim exceeding
                  (POUND STERLING)100,000.

         13.5.3 EFPL shall not be liable in respect of any claim under any of the Warranties unless and until its liability for all such claims exceeds in aggregate (POUND STERLING)500,000.

         13.5.4 EFPL shall not be liable in respect of any claim for breach of Warranty to the extent that it would cause EFPL's total liability for all claims for breach of Warranty to exceed (POUND STERLING)100,000,000.

         13.5.5 Where EFPL or any member of its Group has made a payment to either Purchaser in respect of, or relating to, any claim under any of the Warranties and such Purchaser or any member of that Purchaser's Group has a right of reimbursement against any other person in respect of or relating to that claim, such Purchaser shall:

                  (i) promptly notify EFPL of that fact and provide such information as EFPL may require;

                  (ii) take all such steps or proceedings as EFPL may reasonably require to enforce such right; and

                  (iii) if such Purchaser is reimbursed any amount, immediately pay EFPL an amount equal to the amount reimbursed, less any reasonable costs of recovery.

                  Thereafter, any claim under Warranties shall be limited (in addition to the limitations on liability of EFPL referred to in this Clause 13) to the amount by which the loss or damage suffered by such Purchaser as a result of such breach shall exceed the amount so recovered.


14       PROPERTY AND ENVIRONMENTAL MATTERS


14.1     ACKNOWLEDGEMENT

         For the purposes of the statutory guidance issued under Part II A of the Environmental Protection Act 1990 and for the purposes of any similar guidance (whether statutory or non-statutory) issued in relation to any other legislation under which similar responsibilities may be imposed:

         14.1.1   Each Purchaser and the Guarantor has:

                  (i) inspected the Power Station, the Assets and the Property and any Fixed Plant and Equipment and the title to those Assets;

                  (ii) been given permission to review relevant environmental information of EFPL relating to the Business; and

                  (iii) entered into the Transaction Documents, solely on the basis of its inspection, its own enquiries, due diligence and judgment, the WS Atkins Reliance Agreement and its associated reports, the Warranties and Disclosure Letter and the terms of this Agreement and not in reliance wholly or partly upon any other statement, representation or warranty whether written, oral or implied made by or on behalf of EFPL, its Group or any of its or their agents, employees or advisers.

         14.1.2 Each Purchaser and the Guarantor further acknowledges in relation to the Property that:

                  (i) this Agreement is made with the intention that any Environmental Regulatory Authority serving any notice or (as the case may be) seeking to recover its costs in respect of any Remedial Works shall give effect to this Agreement pursuant to the statutory guidance issued under Part IIA of the Environmental Protection Act 1990 and pursuant to any similar guidance (whether statutory or non-statutory) issued in relation to any other legislation under which similar responsibilities may be imposed. It is also intended that, in the absence of such guidance, this Agreement should be borne in mind by an Environmental Regulatory Authority under any legislation under which similar responsibilities may be imposed, in considering how to exercise any discretion available to them or how to make any relevant determination;

                  (ii) they have been provided with the environmental documents identified in the Disclosure Letter prior to the date of this Agreement and that they acknowledge that such information is likely to be sufficient to make the Purchasers and the Guarantor aware of the presence (and the broad measure of that presence) at or about the Power Station and the Property of the Hazardous Materials referred to in that information;

                  (iii) EFPL, the Purchasers and the Guarantor are `large commercial organisations' (as such term is understood in the circular entitled "Contaminated Land" published by the Department of the Environment, Transport and the Regions dated 20 March 2000);

                  (iv) the effect of such access, information and permission referred to in Clauses 14.1.1 and 14.1.2(ii) in accordance with any applicable statutory or non-statutory guidance shall be to exclude EFPL from liability as an appropriate person to bear responsibility for any Remedial Works in relation to the relevant Hazardous Materials or for the cost of such actions if carried out by an Environmental Regulatory Authority whether under Part IIA Environmental Protection Act 1990 or under any other Environmental Law imposing obligations in respect of Remedial Works and to transfer any such liability in its entirety to the relevant Purchaser, who assumes it; and

                  (v) the consideration payable by the Purchasers under Clause 3 has been agreed having regard to, and taking account of, Environmental Liabilities in respect of the Power Station, the Property, the Assets and the Fixed Plant and Equipment, including Hazardous Materials in, on or under and/or migrating from the Property and the presence of Hazardous Materials in the Environment which has arisen as a result of operating the Business. Accordingly, the Purchasers and the Guarantor agree that any liability which EFPL might otherwise have had in respect of the Business under Part IIA of the Environmental Protection Act 1990 and any applicable statutory and non-statutory guidance or any other Environmental Law imposing obligations in respect of Remedial Works is hereby transferred to and assumed in its entirety by the Purchasers and the Guarantor and EFPL shall be excluded from any such liability in respect of those obligations.


14.2     ENVIRONMENTAL LIABILITIES

         14.2.1 The parties agree that if any relevant court or regulatory authority seeks to allocate Environmental Liabilities other than in accordance with the terms of this Agreement, the terms of this Agreement shall prevail and the parties further agree that, if EFPL is subject to Environmental Proceedings under
                  Part IIA of the Environmental Protection Act or under any other Environmental Law imposing obligations in respect of Remedial Works, they will communicate in writing to confirm their agreement as to the allocation of Environmental Liabilities as contained in this Agreement to any relevant court or regulatory authority notwithstanding any provisions in this Agreement relating to confidentiality.

         14.2.2 Each Purchaser and the Guarantor accepts responsibility for and acknowledges that EFPL shall have no liability of any kind to either Purchaser, the Guarantor or any successors in title of either of them for or consequent on:

                  (i) the state and condition of the Power Station, the Property, the Assets and any Fixed Plant and Equipment or land adjacent to the Property;

                  (ii) the suitability of the Power Station, the Property, the Assets and any Fixed Plant and Equipment for any future use including any liability arising out of or in connection with any actual or asserted presence of any Hazardous Material on, in or under the Power Station, the Property, the Assets and the Fixed Plant and Equipment;

                  (iii) any actual or asserted escape of such Hazardous Material from the Power Station, Property, the Assets and the Fixed Plant and Equipment; or

                  (iv)     any consequences in respect of Clauses 14.2.2(i),
                           (ii) or (iii) (including liabilities arising in any way out of any claims by third parties, any actual or proposed requirement or directions by any regulatory body to remediate any land or waters or to pay for such remediation costs or off-site waste disposal and all legal and consultants and other professional fees incurred in relation to any such matter).


14.3     WS ATKINS RELIANCE AGREEMENT

         Prior to Completion, EFPL shall use its reasonable endeavours to procure the signing by WS Atkins of the WS Atkins Reliance Agreement.

14.4     ENVIRONMENTAL INDEMNITY

         Each Purchaser shall indemnify EFPL and keep EFPL indemnified on an after tax basis, against:

         14.4.1 all Environmental Losses incurred, suffered or sustained by EFPL after Completion; and

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         14.4.2   the costs of procuring compliance by the Purchasers with this indemnity.


14.5     CONDUCT OF ENVIRONMENTAL PROCEEDINGS

         14.5.1 At its sole discretion either Purchaser may assume conduct of any Environmental Proceedings or negotiation relevant to any matter referred to in Clause 14.4 provided that such Purchaser ensures that:

                  (i) periodic reports shall be provided expeditiously to EFPL regarding the progress of such negotiations or Environmental Proceedings;

                  (ii)     reasonable consultation with EFPL shall take place;

                  (iii) as far as it is reasonably able, all reasonable steps are taken and efforts made to reduce or minimise any Environmental Losses as the case may be;

                  (iv) all reasonable requests of EFPL in relation to such negotiations or Environmental Proceedings are complied with including provision of copies of correspondence or documents held by either Purchaser which is material to the Environmental Proceedings (except to the extent that such material is legally privileged or disclosure would be prohibited by law or the rules/orders of the court); and

                  (v) neither Purchaser shall make any admission of liability or agree any Settlement without the prior consent in writing of EFPL (such consent not to be unreasonably delayed or withheld).

                  In relation to any such negotiations or Environmental Proceedings, EFPL shall provide or procure that there is provided to each Purchaser all relevant information and access to personnel, premises, chattels, documents and records as that Purchaser may reasonably request save always that EFPL shall not be required to make available or provide copies of commercially confidential or legally privileged books of account, records, correspondence or other information.

         14.5.2 Where neither Purchaser has assumed conduct of any Environmental Proceeding or negotiation under Clause 14.5 the matters referred to in Clauses 14.5.1(i) to 14.5.1(v) shall apply to EFPL as if the words "EFPL" were replaced with the word "the Purchasers".


14.6 Clauses 14.1 to 14.5 shall not operate to the extent EFPL can recover such Losses under its existing insurance policies (in which case EFPL shall remain liable to such an extent).

14.7 Clauses 14.1 to 14.5 shall not operate in respect of any matter where EFPL has without the consent of the relevant Purchaser admitted liability (such consent not to be unreasonably withheld or delayed).

14.8 EFPL shall inform the Purchasers as soon as reasonably practicable on becoming aware of any matter which could give rise to a claim under Clauses 14.1 to 14.8 and shall co-operate in providing the Purchasers with all necessary information and documentation in relation thereto.

14.9     EFPL PROPERTY INDEMNITIES
         EFPL shall indemnify each of the Purchasers and keep them indemnified on an after tax basis against:

         14.9.1 any stamp duty payable in respect of the Lease and any associated penalties and interest; and

         14.9.2 all Losses incurred, suffered or sustained by such Purchaser as a result, directly or indirectly, of a claim by the Landlord under the indemnity on the part of the tenant contained in the Lease in relation to liability under the clawback debenture issued on 2 November 1990.


15       GUARANTEE


15.1     GUARANTEE TO EFPL

         In consideration of EFPL entering into this Agreement, the Guarantor (as principal obligor and not merely as a surety) unconditionally and irrevocably, as a continuing obligation, hereby guarantees to EFPL the proper and punctual observance and performance by the Purchasers of all their obligations, commitments and undertakings under or pursuant to the Transaction Documents and the Contracts.


15.2     GUARANTOR'S LIABILITY

         15.2.1 The Guarantor's liability under this Clause 15 shall remain in full force and effect notwithstanding any act, omission, neglect, event or any matter whatsoever (whether or not known to either Purchaser, EFPL or the Guarantor). Nothing shall impair or discharge the Guarantor's liability or obligations under this Clause 15 and this shall apply, without limitation, in relation to:

                  (i) anything which would have discharged the Guarantor (wholly or in part) whether as surety, co-obligor or otherwise or which would have afforded the Guarantor any legal or equitable defence; or

                  (ii) the existence or validity of any other security taken by EFPL in relation to the Transaction Documents, the Contracts or in relation to the Property or any enforcement of or failure to enforce or the release of any such security; or

                  (iii) any amendment to or variation of any of the Transaction Documents, the Contracts or documents relating to the Property or any security or other document relating to any of the Transaction Documents, the Contracts or the Property or any assignment of or any waiver or departure from their respective terms or any such security or document; or

                  (iv) any release of, or granting of time or any other indulgence to, either Purchaser or any other person; or

                  (v) any winding up, dissolution, reconstruction, arrangement or reorganisation, legal limitation, disability, incapacity or lack of corporate power or authority or other circumstances of, or any change in the constitution or corporate identity or loss of corporate identity by, either Purchaser or any other person (or any act taken by EFPL in relation to any such event); or

                  (vi) any other circumstances which might render void or unenforceable the obligations, commitments and undertakings of either Purchaser under any of Transaction Documents, the Contracts or any documents relating to the Property or which might affect EFPL's ability to recover amounts from the Purchasers; or

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                  (vii)    any defence or counterclaim which either Purchaser
                           may be able to assert against EFPL.


15.3     ADDITIONAL OBLIGATION

         As a separate, additional, continuing and primary obligation, the Guarantor, unconditionally and irrevocably, undertakes to EFPL to indemnify EFPL on an after tax basis on demand against any and all losses, actions, claims, proceedings, liabilities, expenditure or costs suffered or incurred by EFPL as a result of either Purchaser's failure to observe and perform properly and punctually all of its obligations under the Transaction Documents, the Contracts or any documents relating to the Property (including (but not limited to) by reason of the obligations of either Purchaser under the Transaction Documents, the Contracts or in relation to the Property being or becoming void, voidable, unenforceable or otherwise invalid under any applicable law).


15.4     AMOUNTS PAYABLE

         15.4.1 Any amount payable under this Clause 15 shall be paid in full without any deduction, or withholding whatsoever (whether in respect of set-off, counterclaim, duties, charges, taxes, or otherwise) unless such deduction or withholding is required by law, in which case the Guarantor shall pay to EFPL an additional amount so that the net amount received by EFPL will equal the full amount which EFPL would have received had no such deduction or withholding been made.

         15.4.2 To the extent that EFPL's tax position is adversely affected by virtue of any payment being made by the Guarantor rather than by either Purchaser, the Guarantor shall pay to EFPL an additional amount such that EFPL's after tax position (taking into account the tax treatment in EFPL's hands of the receipt of the additional amount) is no worse than it would have been had the relevant payment been received in full from the relevant Purchaser.


16       DISPUTE RESOLUTION


16.1     RESOLUTION BY PARTIES

         16.1.1 Any Dispute (other than where express provision has been made for settlement of that particular Dispute in another clause of this Agreement) shall be resolved in accordance with the terms of this Clause 16.1.

         16.1.2 If any Dispute arises any party may, by notice to the other party identifying the nature of the Dispute, require the matter to be the subject of good faith discussions between board directors or other senior officers of the parties.


16.2     ARBITRATION

         16.2.1 If the Dispute has not been resolved following reference to the parties' directors or other officers in accordance with Clause 16.1.2 within 20 Business Days after the notice requiring the Dispute to be referred to good faith discussion, the Dispute shall be referred to and finally resolved by arbitration under the Rules which Rules are deemed to be incorporated by reference into this Clause 16.2. The seat of the arbitration shall be London.

         16.2.2 Subject to the provisions of Clause 16.2.3, the arbitration shall be before three arbitrators. Each of the parties shall be entitled to nominate one arbitrator, the third arbitrator being appointed by agreement of EFPL and each Purchaser or, failing such agreement within 10 Business Days, by the President of the LCIA.

         16.2.3   If the Dispute:

                  (i) touches or concerns any matter or thing arising out of Schedule 11 or the Property Agreements or as to the rights, duties or obligations of the parties under that Schedule or those agreements; or

                  (ii) relates to Environmental Laws, Remedial Works or any permits granted by the Environment Agency;

                  the Dispute shall be referred to arbitration in accordance with the Rules before a sole arbitrator. The arbitrator shall be appointed by agreement of EFPL and the Purchasers or, failing such agreement within 10 Business Days, by the President of the LCIA which shall, in appointing the arbitrator, take account of the nature of the Dispute and the qualifications or identity of the proposed arbitrator set out in the Request for Arbitration and the Response in accordance with articles 1 and 2 of the Rules. Any arbitrator appointed under this Clause 16.2.3 shall have at least 10 years experience relevant to the matters which appear, from the Request for Arbitration and the Response, to be in issue.


17       OTHER PROVISIONS


17.1     RELEASE, INDULGENCE ETC.

         Any Liability to any party under the Transaction Documents may in whole or in part be released, compounded or compromised or time or indulgence given by that party in its absolute discretion without in any way prejudicing or affecting its rights against other parties under the same or a like Liability.


17.2     ANNOUNCEMENTS AND CONFIDENTIALITY

         17.2.1 Subject to Clause 17.2.2, EFPL, each Purchaser and the Guarantor each undertake to keep confidential and not directly or indirectly to disclose to any third party (without the prior written consent of the other parties):

                  (i)      the terms of the Transaction Documents; or

                  (ii) any information disclosed to it relating to the activities of the other parties.

         17.2.2 The obligations contained in Clause 17.2.1 shall not apply if and to the extent that:

                  (i) any information is now in, or after the date of this Agreement, enters the public domain (other than as a consequence of unauthorised disclosure by either Purchaser or the Guarantor or EFPL or any third party); or

                  (ii) any information disclosed is at the date of disclosure already otherwise lawfully in the possession of either Purchaser or the Guarantor or EFPL (as relevant); or

                  (iii) the disclosure of any information is required by law, any regulatory authority or any stock exchange whether in the United Kingdom or elsewhere or is to a Taxation Authority in connection with the Taxation affairs of the disclosing party; or

                  (iv) the disclosure is made to consultants of and professional advisers to either Purchaser or the Guarantor or EFPL (as relevant), provided that such Purchaser or the Guarantor or EFPL (as relevant) obtains an undertaking from such third party on terms no less restrictive than the terms set out in this Clause 17.2 and such Purchaser and the Guarantor shall, in each case, take all steps reasonably required by EFPL to enforce such undertaking; or

                  (v) the disclosure is made by EFPL to any member of the EME Group provided that a breach of this Clause 17.2 by such member in respect of information so disclosed to it shall be deemed to be a breach by EFPL for the purposes of this Agreement; or

                  (vi) the disclosure is made by either of the Purchasers or the Guarantor to any member of the Purchasers' Group provided that a breach of this Clause 17.2 by such member in respect of information so disclosed to it shall be deemed to be a breach by either of the Purchasers or the Guarantor (as appropriate) for the purposes of this Agreement.


17.3     THIRD PARTY RIGHTS

         17.3.1 A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement except to the extent set out in this Clause 17.3.

         17.3.2   The Relevant Employees may enforce and rely on Clauses 9.2,
                  17.3.3 and 17.3.4 to the same extent as if they were parties to this Agreement.

         17.3.3 This Agreement may be terminated and any term may be amended or waived without the consent of any person described in Clause 17.3.2 except to the extent set out in Clause 17.3.4.

         17.3.4 The consent of the Relevant Employees is needed to amend, waive or terminate Clause 9.2.


17.4     SUCCESSORS AND ASSIGNS

         17.4.1 This Agreement is personal to the parties to it. Accordingly, none of the Purchasers, the Guarantor nor EFPL may, without the prior written consent of the others, assign the benefit of all or any of the other's obligations under this Agreement, nor any benefit arising under or out of this Agreement, nor shall either Purchaser be entitled to make any claim against EFPL in respect of any Loss which it does not suffer in its own capacity as beneficial owner of the Business.

         17.4.2 If Purchaser A sells all or some of the Business to a purchaser and, in connection with that sale, gives any warranties, representations, covenants, indemnities, undertakings and other assurances to such purchaser, Purchaser A agrees that it will not be entitled to make any claim against EFPL in consequence of any claim made by such purchaser against Purchaser A in respect of such warranties, representations, covenants, indemnities, undertakings and assurances.


17.5     VARIATION ETC.

         No variation of this Agreement shall be effective unless in writing and signed by or on behalf of all of the parties to this Agreement.

17.6     TIME OF THE ESSENCE

         Any time, date or period referred to in any provision of this Agreement may be extended by mutual agreement between EFPL and Purchaser A (acting for itself and for Purchaser B and/or the Guarantor) but in relation to the obligations of the Purchasers set out in Clauses 3 and 5 as regards any time, date or period originally fixed or any time, date or period so extended, time shall be of the essence.


17.7     COSTS

         EFPL shall bear all legal, accountancy and other costs and expenses incurred by it in connection with this Agreement and the sale of the Business. The Purchasers and the Guarantor shall bear all such costs and expenses incurred by them.


17.8     INTEREST

         If EFPL or either Purchaser defaults in the payment when due of any sum payable under this Agreement (whether determined by agreement or pursuant to an order of a court or otherwise) the liability of EFPL or the relevant Purchaser (as the case may be) shall be increased to include a payment of interest on such sum (subject to deduction or withholding of tax as required by law) from the date when such payment is due until the date of actual payment (as well after as before judgment) at a rate per annum of three per cent above the base rate from time to time of the Bank of Scotland. Such interest shall accrue from day to day.


17.9     SET-OFF

         EFPL may deduct and set-off against any amounts which are due and payable by it under or in connection with the Transaction Documents, any amounts due and payable to it by either Purchaser under or in connection with the Transaction Documents.


17.10    WITHHOLDINGS AND DEDUCTIONS

         17.10.1 All sums payable under this Agreement by either Purchaser (including any amounts payable by the Guarantor) shall be paid free and clear of all deductions or withholdings whatsoever save only as provided in this Agreement or as may be required by law and without abatement or set-off (whether equitable or otherwise).

         17.10.2 If any deductions or withholdings to any sums payable by either Purchaser under this Agreement are required by law, such Purchaser shall (except in the case of payments of interest) be obliged to pay EFPL such sums as will, after such deduction or withholding has been made, leave EFPL with the same amounts as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.

         17.10.3 If EFPL receives a credit for or refund of any Taxation or other monies payable by it or similar benefit by reason of any deduction or withholding for or on account of Taxation or any other matter then it shall reimburse to the relevant Purchaser such part of such additional payments paid to it pursuant to Clause 17.10.2 as EFPL certifies to the relevant Purchaser will leave it (after such reimbursement) in no better or worse position than it would have been if the relevant Purchaser had not been required to make such deduction or withholding.

17.11    METHOD OF PAYMENT

         Wherever in this Agreement provision is made for payment by one party to another, such payment shall be effected by crediting the account specified in the Payment Account Details of the party entitled to payment by way of CHAPS on or before the due date for payment unless the payee by notice to the payer, not later than three Business Days prior to the due date for payment, elects to be paid by banker's draft drawn on any international bank reasonably acceptable to the payee and having an office in London. Payment of such sum shall be a good discharge to the payer of its obligation to make such payment.


17.12    NOTICES

         17.12.1 Any notice or other communication requiring to be given or served under or in connection with this Agreement shall be in writing and shall be sufficiently given or served if delivered or sent to the contact details of each party as notified by them from time to time to the other.

         17.12.2 Any such notice or other communication shall be delivered by hand or sent by courier, fax or prepaid first class post. If sent by:

                  (i) hand or courier, such notice or communication shall conclusively be deemed to have been given or served:

                           (a) at the time of despatch, in case of service in the United Kingdom; or

                           (b) on the following Business Day, in the case of international service;

                  (ii) fax, such notice or communication shall be deemed to have been given or served at the time of despatch provided a suitable confirmation of such delivery is received by the sender of such fax and a copy of the fax containing such notice or communication (together with such confirmation) is sent by post as soon as practicable afterward;

                  (iii) post, such notice or communication shall conclusively be deemed to have been received two Business Days from the time of posting, in the case of inland mail in the United Kingdom or

                  (iv) four Business Days from the time of posting, in the case of international mail.


17.13    SEVERANCE

         If at any time any term or provision of this Agreement is or becomes illegal, invalid or unenforceable, in whole or in part, under the law of any jurisdiction or any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the legality, validity or enforceability of any other term or provision of this Agreement (including under the law of any other jurisdiction) shall not in any way be affected or impaired.


17.14    ENTIRE AGREEMENT

         17.14.1 This Agreement contains the whole agreement between the parties relating to its subject matter at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract.

         17.14.2 Each Purchaser acknowledges that it has not been induced to enter this Agreement by and, so far as is permitted by law (and except in the case of fraud), waives any remedy in respect of (and acknowledges that neither EFPL nor any of its agents, officers or employees have given) any warranties, representations, indemnities, undertakings or other statements whatsoever (written or oral) not expressly incorporated into this Agreement.


17.15    COUNTERPARTS

         This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument.


17.16    GOVERNING LAW

         This Agreement and, save as expressly referred to in this Agreement, the other Transaction Documents, shall be governed by and construed in accordance with English law.

                                   SCHEDULE 1
                                 THE WARRANTIES

EFPL warrants to each Purchaser as follows:

1        AUTHORITY AND CAPACITY OF EFPL

1.1 EFPL is a company duly incorporated and validly existing under the laws of Guernsey.

1.2 EFPL has the requisite power and authority to enter into and perform the Transaction Documents which, when executed, will constitute valid and binding obligations of EFPL, in accordance with their terms.

1.3 The execution and delivery of, and the performance by EFPL of its obligations under, the Transaction Documents will not:

         1.3.1 result in a breach of any provision of the memorandum or articles of association of EFPL; or

         1.3.2 result in a breach of any agreement, licence or other instrument or of any order, judgment or decree of any court, governmental agency or regulatory body to which EFPL is a party or by which EFPL is bound.

1.4 All corporate action required by EFPL validly and duly to authorise the execution and delivery of, and to exercise its rights and perform its obligations under, the Transaction Documents has been duly taken.

2        OWNERSHIP OF ASSETS

2.1 Each of the Assets, other than the Property, at Completion will be owned both legally and beneficially by EFPL (or in the case of any of the Fixed Plant and Equipment which is affixed to land belonging to a third party, would so be but for the law of fixtures) and will be free from any Encumbrance at Completion (other than those arising by operation of law).

2.2 No option, right to acquire, mortgage, charge, pledge, lien (other than a lien arising by operation of law in the ordinary course of trading in respect of non-material amounts so far as the same are not overdue) or other form of security or Encumbrance or equity on or over any of the Assets will be outstanding at Completion and there is no agreement or commitment to give or create any and no claim has been made by any person to be so entitled, save to the extent that the same has been deduced to the Purchasers or is evident from documentation supplied to the Purchasers.

3        OPERATION OF THE POWER STATION

3.1 To the best of the knowledge, information and belief of EFPL, from 19 July 1999 the Business including the Power Station has been operated in all material respects in accordance with all applicable laws, regulations and bylaws which, in the event of a failure to comply with the provisions of those laws, could result either in the Power Station being withdrawn from service or in a fine in excess of (pound)100,000 imposed on the owner of the Power Station, in each case, by any relevant authority.

3.2 So far as EFPL is aware, any Contract which obliges EFPL to incur capital expenditure in excess of (pound)100,000 has been included in the Disclosure Documents.

4        LICENCES

4.1 All Licences necessary for the carrying on of the Business as now carried on have been obtained, are in full force and effect and have been and are being complied with in all material respects.

5        LITIGATION

         In respect of the Business, EFPL is not involved in any litigation or arbitration in which the amount claimed exceeds (pound)500,000 (save to the extent covered by insurance or in relation to Claims or Assets excluded from the sale pursuant to Clause 2.1.3) or in any administrative or criminal proceedings, whether as plaintiff, defendant or otherwise and, so far as EFPL is aware, no such litigation, arbitration or proceedings is pending or threatened.

6        ADEQUACY OF ASSETS

         To the best of the knowledge, information and belief of EFPL, the Assets comprise all the property, rights and assets that have been used by EFPL to carry on the Business, including the operation of, and generation of electricity at, the Power Station.

7        ENVIRONMENT

7.1      To the best of the knowledge, information and belief of EFPL:

         7.1.1 the Business has been carried on in all material respects in compliance with Environmental Laws then applicable to the Business;

         7.1.2 the Business is being carried on in all material respects in compliance with Environmental Laws applicable to the Business at the date of this Agreement;

         7.1.3 all material Environmental Permits are valid and in force and have been complied with in all material respects;

         7.1.4 there is no civil, criminal, regulatory or administrative action, claim, investigation or other proceeding or suit pending or threatened in respect of the Business arising from or relating to Environmental Law or Environmental Permits which would materially affect the Business as currently operated; and

         7.1.5 except in relation to the Property or migration of substances (whether through the air or on or under the ground or through groundwaters or surface waters) from the Property, there are no Environmental Liabilities relating to the Business in respect of pollution, contamination or the deposit of waste by EFPL or for which EFPL is responsible under Environmental Law.

7.2      As at the date of signing this Agreement:

         7.2.1 From 1 October 2000 to 26 August 2001 approximately the following quantities of releases have taken place from the Power Station:

                  Sulphur Dioxide: approximately 49,725 tonnes.

                  Oxides of Nitrogen: approximately 13,979 tonnes.

                  The quantities specified above have been ascertained in accordance with the provisions in the relevant Integrated Pollution Control Consent.

         7.2.2 The quantity of water abstracted under Licence 25 69 024 022 from 1 January 2001 to 26 August 2001 is approximately 11,230,473m(3).

8        COMPLIANCE WITH CONTRACTS

         All Contracts to which EFPL is a party have been complied with in all material respects by EFPL and, to the best of the knowledge, information and belief of EFPL, there are no grounds for rescission, avoidance or repudiation of any of the Contracts which are material to the operation of the Business and no notice of termination or of intention to terminate has been received in respect of those Contracts.

9        TAXATION

9.1 None of the Assets are subject to any security interest arising in connection with the failure (or alleged failure) of EFPL to pay tax. All customs duties, VAT and other taxes payable to any revenue authority (including Customs) upon the importation or acquisition of any of the Assets and all excise duties payable to any revenue authority (including Customs) in respect of any of the Assets have been paid in full, and none of the Assets is liable to confiscation or forfeiture (whether by virtue of non-payment or underpayment of any taxation or duty or by virtue of non-compliance with any legislation or regulation relating to any taxation or duty or otherwise howsoever).

9.2      None of the Assets are capital items for the purposes of Part XV.

9.3 EFPL has maintained all records for the purposes of VAT, PAYE and national insurance contributions required to be kept by it in relation to the Business and the Assets, all proper payments and returns in relation thereto have been made to the Inland Revenue, Customs and the Contributions Agency and none of the same are subject to any dispute.

9.4 The Disclosure Letter contains details and copies of all elections made by EFPL pursuant to schedule 10 paragraph 2 VATA.

10       INTELLECTUAL PROPERTY AND INFORMATION TECHNOLOGY

10.1 To the best of the knowledge, information and belief of EFPL all material Station Intellectual Property (whether registered or not) and all pending applications therefore are (or, where appropriate in the case of pending applications, will upon registration be) legally owned by, licensed to or used under the authority of the owner by EFPL.

10.2 To the best of the knowledge, information and belief of the EFPL all material Station Intellectual Property which is owned by EFPL (whether registered or not) and all pending applications therefore are (or, where appropriate in the case of pending applications, will upon registration be):

         10.2.1   not being infringed or attacked or opposed by any person:

         10.2.2 not licensed to a third party except under those licences brief details of which are set out in Part A of Schedule 3; and

         10.2.3 in force and in the case of such rights as are registered or the subject of applications for registration, listed and briefly described in Part A of Schedule 3,

         and no claims have been made and no applications are pending (other than as listed in Part A of Schedule 3), which if pursued or granted might be material to the truth and accuracy of any of the above.

10.3 To the best of the knowledge, information and belief of EFPL the principal processes employed and the principal products and services dealt in by each company in the EFPL Group do not infringe any rights of third parties in Intellectual Property and no claims of infringement of any such rights have been made by any third party. Notwithstanding the foregoing, nothing in this paragraph 10.3 shall be taken as any statement as to the infringement or otherwise of any such intellectual property rights if such operations were conducted in the same manner after the Completion Date.

11       EMPLOYMENT

11.1 To the best of knowledge, information and belief of EFPL, there are no amounts owing by EFPL or a member of its Group to any Relevant Employee which only become payable more than one calendar month after the Completion Date (other than amounts representing accrued holiday pay for the current holiday year, holidays in suspense or reimbursement of business expenses or the payment of incentives or bonuses).

11.2 EFPL has, in relation to each of the Relevant Employees, complied in all material respects with all obligations owed to, and in respect of, the Relevant Employees including under legislation, regulations, collective agreements, terms and conditions of employment and has complied in all material respect with all its obligations concerning the health and safety at work of each of the Relevant Employees and has not incurred any liability to any Relevant Employee in respect of any accident or injury.

11.3 No payment has been made or promised to be made or benefit given or promised to be given by EFPL in connection with the actual or proposed termination or suspension of employment or variation of any contract of employment of any former employee or Relevant Employee.

11.4 The Disclosure Documents contain copies of all collective and recognition agreements, details of any agreements in connection with the future remuneration of Relevant Employees, standard form contracts of employment and other standard form employee documentation, such as handbooks and policy statements. Where Relevant Employees are employed on terms and conditions which are materially different from the standard terms, copies of the relevant contracts of employment and other employment documentation have been disclosed to the Purchasers.

11.5 To the best of the knowledge, information and belief of EFPL, EFPL is not involved in, and no fact or circumstance exists which might give rise to, a dispute with a trade union, works council, staff association or other body representing any of the Relevant Employees.

11.6 Save as disclosed in the Disclosure Documents, EFPL does not have and is not proposing to introduce a share incentive, share option, profit sharing, redundancy, severance, bonus or other incentive scheme for any of the Relevant Employees and no Relevant Employee will be entitled to receive a benefit or payment as a consequence of entering into this Agreement.

12       PENSIONS

12.1 Other than the state retirement scheme, the Pension Scheme is the only arrangement under which EFPL provides or is liable to provide retirement, death, disability or life assurance benefits in respect of Relevant Employees. No proposal has been announced to establish or contribute to any other scheme or arrangement for providing any such benefits and EFPL does not provide and has not promised to provide any such benefits in respect of any Relevant Employee other than in accordance with the disclosed terms of the Pension Scheme.

12.2 The Pension Scheme is an exempt approved scheme within the meaning of Chapter I Part XIV of the Income and Corporation Taxes Act 1988. The Relevant Employees are contracted-out of the State Earnings Related Pension Scheme by reference to the Pension Scheme on a salary related basis.

12.3 EFPL has disclosed to the Purchasers copies of the trust deed and rules currently governing the Pension Scheme and the latest explanatory booklet relating to the Pension Scheme and all announcements to members detailing changes to benefits and/or contributions, subsequent to that booklet. These documents contain full details of all benefits payable under the Pension Scheme for and in respect of the Relevant Employees. No power to increase those benefits or to provide different benefits has been exercised in respect of any Relevant Employee and there exists no established custom or practice of exercising such a power under the Pension Scheme.

12.4 EFPL has notified the Purchasers in the Disclosure Letter of the rate at which contributions to the Pension Scheme are being paid.

12.5 So far as EFPL is aware, and in all material respects, the Pension Scheme complies with, and has at all times been managed in accordance with, its terms and all applicable laws and regulations so far as they apply to the Relevant Employees.

12.6 There is no material dispute about the benefits or contributions payable under the Pension Scheme for or in respect of any Relevant Employee, and so far as EFPL is aware there are no circumstances which might give rise to any such dispute.

13       CERTIFICATE OF TITLE

13.1 The Certificate of Title has been reviewed by EFPL and is true, complete and accurate in all material respects and all information provided by EFPL in connection with the Certificate of Title was, when given, and remains, true, complete and accurate in all material respects.

13.2 EFPL is not aware of any fact, matter or circumstance which was not disclosed for the purposes of the preparation of the Certificate of Title which renders the Certificate of Title materially untrue, inaccurate or misleading.

                                   SCHEDULE 2
                           ALLOCATION OF CONSIDERATION

The consideration for the purchase of the Business shall be allocated for all purposes (including all taxation purposes) as follows:

ITEM                                                                                 AMOUNT
                                                                                  (POUND) MILLION
1      Motor Vehicles, Office Equipment, Computer                                     1.4
       Equipment, Plant and Machinery

2      Spares                                                                         1.4

3      Stock                                                                         13.1

4      Contracts                                                                    (10.5)

5      Station Know-how                                                               -

6      Station Intellectual Property                                                  -

7      Claims                                                                         -

8      Goodwill                                                                       -

9      Records                                                                        -

10     Property Agreements                                                            -

11     Property (including fixed plant)                                             284.5

12     Operating Permits                                                              -

13     All other assets of the Business                                               -
                                                                                 ---------------
TOTAL                                                                                289.9

                                   SCHEDULE 3
                INTELLECTUAL PROPERTY AND INFORMATION TECHNOLOGY


     PART A - COMPUTER EQUIPMENT, INTELLECTUAL PROPERTY AND KNOW-HOW THAT IS
                           TRANSFERRING TO PURCHASER A

SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
CATEGORY                NAME                  DESCRIPTION                                    TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     Baccess               Sends payment information via modem.           16 bit application
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     CemView               Laboratory application.
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     Citrix ICA Client                                                    Freeware
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     DunManager            Dial-up networking manager software.
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     Efax                  Faxes remittance Advice.                       Dos based
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     Netscape Navigator                                                   PC Software
------------------------------------------------------------------------------------------------------------------------------------
PC/Laptop Installed     Visio Technical       Diagram drawing package.                       v5.0
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        Alchemy               Version 6 (+the previous version).  Drawing    sql based database using a
                                              system.  Contains scanned images of all        client front end.
                                              station drawings.
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        Arcserve 6.6 for                                                     Server Software
                        Netware
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        Electronic Dispatch   EDL (Nat Grid) to be reinstated and            Requires NT Server &
                        Logging (EDL)         Transferred to Buyer.  EDL (ISIS) to be        MS-SQL server.
                                              removed and not transferred to buyer.  For
                                              receiving grid instructions.
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        FMS                   Fuel Management System, records (oil and       Written in clipper/Dbase.
                                              coal) as well as burn and chemical analysis.
------------------------------------------------------------------------------------------------------------------------------------
Server                  Performance Monitor   Installed Performance Monitor                  VB Text files
                                              (VB Software written by a
                                              Fiddler's Ferry Employee).
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        Proates Module        Programme model for various generating plant   Programme written by
                        Library               parameters.                                    Powergen, Power Technology
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CATEGORY                NAME                  DESCRIPTION                                    TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        Psi (Envy)            PSI (Lifting Tackle Register) Software
                                              package.
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        RossCat               JK Ross Catalogue.
------------------------------------------------------------------------------------------------------------------------------------
Server Installed        VK2                   Visual Kismet Version 2. (Data currently       SQL server 6.5 with a
                                              being exported.  Server will then no longer    Client front end
                                              be in use)
------------------------------------------------------------------------------------------------------------------------------------
Server Operating        Citrix Metaframe 1.8                                                 Server Software
System
------------------------------------------------------------------------------------------------------------------------------------
Terminal Server         PayFact               Used to access Payroll Bureau data via modem.
Installed
------------------------------------------------------------------------------------------------------------------------------------
Terminal Server         PI Data Link          Tool to enable access to the data stored in    1.8
Installed                                     the PI database.  Allows monitoring of plant
                                              items and trends analysis.
------------------------------------------------------------------------------------------------------------------------------------
Terminal Server         PI Process Book       Tool to graphically display the data stored    2.12
Installed                                     in the PI database.  Allows monitoring of
                                              plant items and trends analysis.
------------------------------------------------------------------------------------------------------------------------------------


COMPUTER

EQUIPMENT SERVERS

---------------------------------------------------------------------------------------------------
DESCRIPTION                                     SERIAL NO.             SERVER NAME
---------------------------------------------------------------------------------------------------
Compaq ProLiant 1850R PIII550 128 M1            8943CSC10011           FIDDHCP1
---------------------------------------------------------------------------------------------------
Compaq ProLiant 1850R Pii450 Mod 1              8911CFW10121           FIDEDL1
---------------------------------------------------------------------------------------------------
Apricot  UD80107                                368316                 FIDF_FAX
---------------------------------------------------------------------------------------------------
Dell 8ME                                        M8LL1                  Not in use
---------------------------------------------------------------------------------------------------
Compaq ProLiant DL360 R01 800MHz                7J07FCX25K22           FIDTS1
---------------------------------------------------------------------------------------------------
Compaq ProLiant DL360 R01 800MHz                7J07FCX25K5V           FIDTS2
---------------------------------------------------------------------------------------------------
Compaq RM ProLiant 8000 XN550-1MB               8942CB770079           MEC-FID-01
---------------------------------------------------------------------------------------------------
Compaq ProLiant 1850R PIII550 128 M1            8943CSC10024           MEC-FID-02
---------------------------------------------------------------------------------------------------
Compaq Proliant 5000                            8630BHJ30217           Not in use (ex VK-2 server)
---------------------------------------------------------------------------------------------------

PC'S (LIST ACCURATE TO 1 JUNE 2001 - CONSTANTLY BEING UPDATED)

------------------------------------------------------------------------------------------------------------
TYPE OF PC                  USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
      COMPAQ DESKPRO
------------------------------------------------------------------------------------------------------------
                            ADRIAN PHILLIPS                          8845BW340504
------------------------------------------------------------------------------------------------------------
                            ALAN BIRCHALL                            8939CKP20004             7469
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PC                  USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                            ALAN MINSHULL                            8850BW342062             7477
------------------------------------------------------------------------------------------------------------
                            ALLAN JACKSON                            8945CKP20028             7487
------------------------------------------------------------------------------------------------------------
                            ANNUAL OVERHAUL OFFICE                   8944CKP20553             9508
------------------------------------------------------------------------------------------------------------
                            AUSSY MARSH                              8851BW340640             7456
------------------------------------------------------------------------------------------------------------
                            BARRIE FLINN                             8845BW340803
------------------------------------------------------------------------------------------------------------
                            BARRY RODERICK                           8845BW340518             7425
------------------------------------------------------------------------------------------------------------
                            BOB JAMESON                              8841BW340590             9403
------------------------------------------------------------------------------------------------------------
                            BOB MARSH                                8851BW340671             7454
------------------------------------------------------------------------------------------------------------
                            BOULTINGS (G.WHITE)                      8939CKP20016             7466
------------------------------------------------------------------------------------------------------------
                            CENTRE DESK                              8944CKP20529             9510
------------------------------------------------------------------------------------------------------------
                            COLIN DUNNE                              8923CKN20028             00500
------------------------------------------------------------------------------------------------------------
                            COLIN FAGAN                              8945CKP20057
------------------------------------------------------------------------------------------------------------
                            COLIN JOHNSON                            8851BW340642             7407
------------------------------------------------------------------------------------------------------------
                            COLIN MUSGRAVE                           8851BW340485             7377
------------------------------------------------------------------------------------------------------------
                            CONTRACTOR (J.FROST)                     8851BW340497             7497
------------------------------------------------------------------------------------------------------------
                            COVENTRY LTD (J.COVENTRY)                8845BW340506
------------------------------------------------------------------------------------------------------------
                            CRAIG POWERS                             8944CKP20568             7324
------------------------------------------------------------------------------------------------------------
                            DARREN BUCKLEY                           8934CKN20299             7415
------------------------------------------------------------------------------------------------------------
                            DAVE ATKINS                              8945CKP20139             7330
------------------------------------------------------------------------------------------------------------
                            DAVE GREEN                               8845BW340507             7451
------------------------------------------------------------------------------------------------------------
                            DAVID EDWARDS                            8851BW340640             7456
------------------------------------------------------------------------------------------------------------
                            DORIS CHAPMAN                            8944CKP20528             7366
------------------------------------------------------------------------------------------------------------
                            EXEECO (P.UGARTE)                        8845BW340659
------------------------------------------------------------------------------------------------------------
                            FIDDLERS FERRY UNIT1 DESK                8840BW340345             7399
------------------------------------------------------------------------------------------------------------
                            FIDDLERS FERRY UNIT4 DESK                8845BW340855             9410
------------------------------------------------------------------------------------------------------------
                            GAVIN KEATES                             8939CKP20016             7466
------------------------------------------------------------------------------------------------------------
                            GEORGE MORROW                            8851BW340496
------------------------------------------------------------------------------------------------------------
                            IAN MANGAN                               8945CKP20023             7339
------------------------------------------------------------------------------------------------------------
                            IAN PRITCHARD                            8846BW340373             7404
------------------------------------------------------------------------------------------------------------
                            IT (FAULTY)                              8841BW340003             7458
------------------------------------------------------------------------------------------------------------
                            KEITH CROSSLEY                           8851BW342053             7408
------------------------------------------------------------------------------------------------------------
                            LABORATORY TEMP (J.HALE)                 8851BW341757             7400
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PC                  USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                            LU WOTHAM                                8851BW340478
------------------------------------------------------------------------------------------------------------
                            MARK MORRELL                             8851BW340479             7421
------------------------------------------------------------------------------------------------------------
                            MICK WALKER                              8840BW340357             7498
------------------------------------------------------------------------------------------------------------
                            NORMAN HUGHES                            8845BW340507             7451
------------------------------------------------------------------------------------------------------------
                            OPS MIMS DESKTOP                         8944CKP20529             9510
------------------------------------------------------------------------------------------------------------
                            PAT SEARLE                               8925CKN21043             9412
------------------------------------------------------------------------------------------------------------
                            PERFORMANCE PI DESKTOP                   8832BWZ43329             449
------------------------------------------------------------------------------------------------------------
                            PJ DOUGLAS (A.R.DAVIES)                  8841BW340583             7430
------------------------------------------------------------------------------------------------------------
                            POWER TECH (K.A.BOWEN)                   8851BW340430             7419
------------------------------------------------------------------------------------------------------------
                            PROCUREMENT TEMP (A.DAVIES)              8939CKP20119             7375
------------------------------------------------------------------------------------------------------------
                            PROMANEX (B.SWIFT)                       8851BW340714             7407
------------------------------------------------------------------------------------------------------------
                            PROMANEX (D.DERBYSHIRE)                  8845BW340848
------------------------------------------------------------------------------------------------------------
                            PROMANEX (J.WHITFIELD)                   8851BW340744
------------------------------------------------------------------------------------------------------------
                            RAY HUNT                                 8841BW340167             7455
------------------------------------------------------------------------------------------------------------
                            ROB HATTON                               8851BW340721             7428
------------------------------------------------------------------------------------------------------------
                            ROBERT PLANT                             8851BW340479             7421
------------------------------------------------------------------------------------------------------------
                            ROY PETERS                               8944CKP20514             7465
------------------------------------------------------------------------------------------------------------
                            SHIFT ENGINEERS PC                       8851BW340739             7325
------------------------------------------------------------------------------------------------------------
                            SHIRLEY HANSALL (NURSE)                  8850BW342374
------------------------------------------------------------------------------------------------------------
                            SIMON MARTINDALE                         8851BW340642             7407
------------------------------------------------------------------------------------------------------------
                            STAN GORDON                              8845BW340803
------------------------------------------------------------------------------------------------------------
                            STAN LEIGH                               8944CKP20554             7468
------------------------------------------------------------------------------------------------------------
                            STEVE CASH                               8851BW340745             7440
------------------------------------------------------------------------------------------------------------
                            TERRI LITTLE                             8944CKP20503             7374
------------------------------------------------------------------------------------------------------------
                            TOM JONES                                8841BW340772
------------------------------------------------------------------------------------------------------------
                            TONY BURGESS                             8851BW340011             7401
------------------------------------------------------------------------------------------------------------
                            TRAINING ROOM PC2                        8944CKP20522             7486
------------------------------------------------------------------------------------------------------------
                            TRAINING ROOM PC5                        8945CKP20140             7338
------------------------------------------------------------------------------------------------------------
                            TRAINING ROOM PC6                        8934CKN20305
------------------------------------------------------------------------------------------------------------
                            WILLIAM VAUGHAN                          8945CKP20077             7326
------------------------------------------------------------------------------------------------------------
                                                                     8841BW340156
------------------------------------------------------------------------------------------------------------
                                                                     8945CKP20033             7334
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PC                  USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                                                                     8945CKP20140             7338
------------------------------------------------------------------------------------------------------------
                                                                     8934CKN20305
------------------------------------------------------------------------------------------------------------
      COMPAQ DESKPRO EN SERIES
------------------------------------------------------------------------------------------------------------
                            ADMINISTRATION SPARE                     8944CKP2051              7333
------------------------------------------------------------------------------------------------------------
                            ALAN HARESCEUGH                          8840BW340356             7452
------------------------------------------------------------------------------------------------------------
                            ALAN LISTER                              8050BW342062             7447
------------------------------------------------------------------------------------------------------------
                            ALSTOM (CMB)                             8832BWZ43298             9452
------------------------------------------------------------------------------------------------------------
                            ANDY JONES                               8845BW340508             7402
------------------------------------------------------------------------------------------------------------
                            BACS (FINANCE MACHINE)                   8851BW340476             7376
------------------------------------------------------------------------------------------------------------
                            BOB OWEN                                 8939CKP20022             7369
------------------------------------------------------------------------------------------------------------
                            BOULTINGS (B.TUCKER)                     8851BW340743             9401
------------------------------------------------------------------------------------------------------------
                            BOULTINGS (J.SWAINSON)                   8841BW340005             9402
------------------------------------------------------------------------------------------------------------
                            CARLA WALSH                              8945CKP20142             7341
------------------------------------------------------------------------------------------------------------
                            CBR (CMB)                                8923BW320028             7311
------------------------------------------------------------------------------------------------------------
                            CENTRE DESK (GPMS)                       8045CKP20138             7327
------------------------------------------------------------------------------------------------------------
                            CERITH THOMAS                            8840BW340326
------------------------------------------------------------------------------------------------------------
                            CHRISTINE PICKERING                      834CF24AI262             7386
------------------------------------------------------------------------------------------------------------
                            CONTRACTOR (A.PERCIVAL)                  8840BW340356             7452
------------------------------------------------------------------------------------------------------------
                            CONTRACTOR (R.WOODCOCK)                  8840BW340353             9449
------------------------------------------------------------------------------------------------------------
                            CONTROL ROOM                             8024DQK32186
------------------------------------------------------------------------------------------------------------
                            CONTROL ROOM                             8851BW340712             9422
------------------------------------------------------------------------------------------------------------
                            CONTROL ROOM                             8854BW34055              9410
------------------------------------------------------------------------------------------------------------
                            DARREN BOLTON                            8834BW340440             7406
------------------------------------------------------------------------------------------------------------
                            DATA ROOM                                8851BW340738             00474
------------------------------------------------------------------------------------------------------------
                            DAVE MOSS                                8945CKP20080             7331
------------------------------------------------------------------------------------------------------------
                            DAVE ONG                                 8851BW340480             7410
------------------------------------------------------------------------------------------------------------
                            DAVE TITHERINGTON                        8851BW340477             9461
------------------------------------------------------------------------------------------------------------
                            DAVE WILSON                              8945CKP20165             7346
------------------------------------------------------------------------------------------------------------
                            DAVE WIMBUSH                             8851BW340746             7480
------------------------------------------------------------------------------------------------------------
                            FIDDLERS FERRY (DATA ROOM)               8851BW340738             00474
------------------------------------------------------------------------------------------------------------
                            FRANK LOUGHNANE                          8945CKP20079             7373
------------------------------------------------------------------------------------------------------------
                            GRAHAME BEATTIE                          8851BW340088             7393
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PC                  USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                            HERTEL SERVICES (CMB)                    8851BW340436             7332
------------------------------------------------------------------------------------------------------------
                            HOPKINSONS SERVICE                       8845BW340748
------------------------------------------------------------------------------------------------------------
                            HR TEMP (M.HENSHAW)                      8945CKP20013             7358
------------------------------------------------------------------------------------------------------------
                            IAN BIRTWELL                             8841BW340039             7429
------------------------------------------------------------------------------------------------------------
                            INDUCTION CENTRE                         8840BW340351
------------------------------------------------------------------------------------------------------------
                            INDUCTION CENTRE                         8008CRZ80630
------------------------------------------------------------------------------------------------------------
                            IT DEPARTMENT                            8851BW340483
------------------------------------------------------------------------------------------------------------
                            IT (FAULTY)                              8851BW340475
------------------------------------------------------------------------------------------------------------
                            IT (FAULTY)                              8830BWZ41763
------------------------------------------------------------------------------------------------------------
                            ITSPARE                                  8940ckp20118             7372
------------------------------------------------------------------------------------------------------------
                            JASON MCCULLOCH                          8851BW340438             7405
------------------------------------------------------------------------------------------------------------
                            JAYNE HUDSON                             8832BWZ43301             9406
------------------------------------------------------------------------------------------------------------
                            JEFF ASTLEY                              8841BW340608             7379
------------------------------------------------------------------------------------------------------------
                            JIM WRIGHT                               8851BW340440             7422
------------------------------------------------------------------------------------------------------------
                            JOHN LINKMAN                             8939CKP20127             7489
------------------------------------------------------------------------------------------------------------
                            JULIA DALZELL                            8945CKP20005             7345
------------------------------------------------------------------------------------------------------------
                            LYNDON SCAFFOLDING (CMB)                 8842BW340205             9409
------------------------------------------------------------------------------------------------------------
                            MACHINE MONITORING SYSTEMS               8851BW340473             7378
------------------------------------------------------------------------------------------------------------
                            MARGARET HARRIS                          8945CKP20136             7344
------------------------------------------------------------------------------------------------------------
                            MIKE HUGHES                              8944CKP20524             7368
------------------------------------------------------------------------------------------------------------
                            PERMIT OFFICE PC1                        8851BW340435             9411
------------------------------------------------------------------------------------------------------------
                            PERMIT OFFICE PC2                        8851BW340089             7299
------------------------------------------------------------------------------------------------------------
                            PERMIT OFFICE PC3                        8851BW340371             7423
------------------------------------------------------------------------------------------------------------
                            PJ DOUGLAS                               8841BW340162             9471
------------------------------------------------------------------------------------------------------------
                            PJ DOUGLAS (C.FAIRCLOUGH)                8851BW340670
------------------------------------------------------------------------------------------------------------
                            PJ DOUGLAS (C.HIBBERT)                   8841BW340005             9402
------------------------------------------------------------------------------------------------------------
                            PROCUREMENT TEMP (K.RENYARD)             8944CKP20524             7368
------------------------------------------------------------------------------------------------------------
                            SECURITY GATEHOUSE                       8841BN340049             9453
------------------------------------------------------------------------------------------------------------
                            SECURITY GATEHOUSE                       8851BW340434             7409
------------------------------------------------------------------------------------------------------------
                            STEPHEN SHERRATT                         8944CKP20502
------------------------------------------------------------------------------------------------------------
                            TIM PEARSON                              8945CKP20147             7343
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PC                  USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                            TRAINING ROOM PC1                        8945CKP20078             7342
------------------------------------------------------------------------------------------------------------
                            TRAINING ROOM PC3                        8945CKP20044             7488
------------------------------------------------------------------------------------------------------------
                            TRAINING ROOM PC4                        8945CKP20006             7335
------------------------------------------------------------------------------------------------------------
                            WATER SYSTEMS PI MACHINE                 8851BW340382             00468
------------------------------------------------------------------------------------------------------------


PRINTERS (LIST ACCURATE TO 1 JUNE 2001 - CONSTANTLY BEING UPDATED)

------------------------------------------------------------------------------------------------------------
TYPE OF PRINTER             USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
      COMPAQ DESKPRO SFF
------------------------------------------------------------------------------------------------------------
                            DAVE SMITH                               8032DFG30869
------------------------------------------------------------------------------------------------------------
                            FIDDLERS HELPDESK                        8032DFG30845
------------------------------------------------------------------------------------------------------------
                            GARY PHILLIPS                            8032DFG30925
------------------------------------------------------------------------------------------------------------
      COMPAQ V75
------------------------------------------------------------------------------------------------------------
                            CENTRE DESK (GPMS)                       846CF24AJ651             9433
                                                                                              9433
------------------------------------------------------------------------------------------------------------
      HP 4000N
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (PLANT MANAGER)               NLEQ0976862              7460
------------------------------------------------------------------------------------------------------------
      HP 4050N
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (ADMINSTRATION)               NL7N041408               7354
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (BLUE ROOMS 1)                NL7NO41404               7476
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (BLUE ROOMS 2)                NL7R006466               7298
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (BOILER OFFICE)               NL7W137251               7433
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (BOULTINGS CMB)               NL7W137246
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (CONTROL ROOM)                NL7W42745                7485
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (C&C)                         NL7RO18487               7475
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (LABORATORY)                  NL7W142742               7446
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (MANAGEMENT CORRIDOR)         NL7W142744               7444
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (PJ DOUGLAS CMB)              NL7W137257
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (PROCUREMENT)                 NL7W142743               7473
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (SECURITY GATEHOUSE)          NL7R018480               7427
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (SHIFT CHARGE ENGINEERS)      NL7R006471               7297
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PRINTER             USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (STORES)                      NL7W142748               7353
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (TRAINING ROOM)               NL7R006455               7336
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (WORKSHOP OFFICE)             NL7W142751               7442
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (WORKSHOP OFFICE)             NL7W142746               7441
------------------------------------------------------------------------------------------------------------
      HP COLOUR 4500N
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (CONTROL ROOM)                JPCF442791
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (PLANT MANAGER)               JPHFC01956
------------------------------------------------------------------------------------------------------------
                            HP PRINTER (POST ROOM)                   JPCF509989
------------------------------------------------------------------------------------------------------------
      HP6200C SCANJET
------------------------------------------------------------------------------------------------------------
                            IT DEPARTMENT                            SG869120Y3
------------------------------------------------------------------------------------------------------------
      IBM THINKPAD 600E (Laptops)
------------------------------------------------------------------------------------------------------------
                            ALISON MAHONEY                           5520HM1 02/99            7307
------------------------------------------------------------------------------------------------------------
                            DAVE FELLOWES                            5521WM3-2645-5A0         2766
------------------------------------------------------------------------------------------------------------
                            DAVE HARTLEY                             5521WK8-2645-5A0         2799
------------------------------------------------------------------------------------------------------------
                            IAN STOCKDALE                            5520HV1                  6269
------------------------------------------------------------------------------------------------------------
                            IAN WILSON                               5521RV9 02/99            9421
------------------------------------------------------------------------------------------------------------
                            JEAN GLOVER                              5521WM002/99             2591
------------------------------------------------------------------------------------------------------------
                            JEFF HALSALL                             5523CX3-2645-5A0         9016
------------------------------------------------------------------------------------------------------------
                            JOHN DOWNES                              5517LT5-2645-5A0
------------------------------------------------------------------------------------------------------------
                            JOHN MORRIS                              5517MZ8-2645-5A0         6202
------------------------------------------------------------------------------------------------------------
                            MIKE KILGALLON                           5520HX1-2645-5A0
------------------------------------------------------------------------------------------------------------
                            NIGEL MASSAM                             5521RN7-2645-5A0
------------------------------------------------------------------------------------------------------------
                            NORMAN ECKLEY                            5521WHI 02/99            2797
------------------------------------------------------------------------------------------------------------
                            PAUL CONNON                              55188B8                  9129
------------------------------------------------------------------------------------------------------------
                            RICHARD WALDOCK                          5517MK2-2645-5A0         6057
------------------------------------------------------------------------------------------------------------
                            ROGER JEPSON                             5521WH5 02/99            2765
------------------------------------------------------------------------------------------------------------
                            STUART CONNON                            55183R8 02/99            9115
------------------------------------------------------------------------------------------------------------
                            TERRY ROBERTS                            5515RZ5 02/99            2006
------------------------------------------------------------------------------------------------------------
                            UKEMENETAFID-1                           5532DPG
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TYPE OF PRINTER             USER NAME                                SERIAL NUMBER            P ASSET NO
------------------------------------------------------------------------------------------------------------
                            DIAMOND POWER (CONTRACTORS)              Compaq Deskpro
------------------------------------------------------------------------------------------------------------
                            JACK TURNER                              IBM THINKPAD
------------------------------------------------------------------------------------------------------------
                            MARK HAYWARD                             IBM THINKPAD
------------------------------------------------------------------------------------------------------------
                            PETER WHARTON                            COMPAQ DESKPRO
------------------------------------------------------------------------------------------------------------

TERMINAL SERVER APPLICATIONS AND LICENCES

--------------------------------------------------------------------------------------------------------------------
SERVERS                OS                         CITRIX                                            LOAD BALANCING
--------------------------------------------------------------------------------------------------------------------
FIDTS1                 Terminal Server 4 sp 4     Metaframe 1.8 Feature Release 1 - 15User          Yes
--------------------------------------------------------------------------------------------------------------------
FIDTS2                 Terminal Server 4 sp 4     Metaframe 1.8 Feature Release 1 - 15User          Yes
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Software               Version                    Licences
--------------------------------------------------------------------------------------------------------------------
Microsoft XL           97                         N/A
--------------------------------------------------------------------------------------------------------------------
PI Process Book        2.12                       35
--------------------------------------------------------------------------------------------------------------------
PI Data Link           1.8                        Shared with Process Book
--------------------------------------------------------------------------------------------------------------------

NETWORK KIT

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       P/N                            QUANTITY
-------------------------------------------------------------------------------------------------------------
1000BASE-LX/LH  "long haul"  GBIC (singlemode or multimode)       WS-G5486                       14
-------------------------------------------------------------------------------------------------------------
1000BASE-SX  "Short Wavelength"  GBIC (Multimode only)            WS-G5484                       10
-------------------------------------------------------------------------------------------------------------
Catalyst 3524 XL Enterprise Edition                               WS-C3524-XL-EN                 12
-------------------------------------------------------------------------------------------------------------
Cisco 3640 Series IOS Enterprise Plus                             S364AP-12.0.6                  1
-------------------------------------------------------------------------------------------------------------
Cisco 3600 4-slot modular router, use w/ AC RPS with IP           CISCO3640-RPS                  1
-------------------------------------------------------------------------------------------------------------
600W Redundant AC Power System With DC Power Cables               PWR600-AC-RPS-CAB              1
-------------------------------------------------------------------------------------------------------------
16Mb Flash card for the Cisco 3600                                MEM3600-16FC                   1
-------------------------------------------------------------------------------------------------------------
32-to-64 MB DRAM Factory Upgrade for the Cisco 3640               MEM3640-32U64D                 1
-------------------------------------------------------------------------------------------------------------
2 Ethernet 2 WAN Card Slot Network Module                         NM-2E2W                        1
-------------------------------------------------------------------------------------------------------------
X.21 Cable, DTE, Male, 10 Feet                                    CAB-X21MT                      1
-------------------------------------------------------------------------------------------------------------
12-port 100BaseFX Switch With Two Module Slots (Enterprise E      WS-C2912MF-XL                  3
-------------------------------------------------------------------------------------------------------------
1000BaseX uplink for Catalyst 2900 XL                             WS-X2931-XL                    6
-------------------------------------------------------------------------------------------------------------
FastHub 424M 10/100 Hubs                                          WS-C424M                       2
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       P/N                            QUANTITY
-------------------------------------------------------------------------------------------------------------
Cisco Dual Ethernet Modular Router                                Cisco2611                      1
-------------------------------------------------------------------------------------------------------------
1-Port Serial WAN Interface Card                                  WIC-1T                         1
-------------------------------------------------------------------------------------------------------------

TELEPHONY PRODUCTS

o        Pabx - Admin telephone system - Siemens ISDX

o        Pax - Plant telephone system - Siemens ISDX

o        Video Conference unit - PictureTel Concorde 4500

o        Octel Voice Mail system

o        53 Orange Mobile Telephones



PROCESS CONTROL SOFTWARE


COMPAQ

         UNIX



ROCKWELL AUTOMATION

         RSLOGX5

         RSLOGIX500

         RSLINX

         INTERCHANGE

         PCMK CARD SOFTWARE

         BASIC

         PANEL BUILDER (soon to be redundant)



OIL SYSTEMS

         PI SERVER

         PI ODBC

         PI COMBO (PROCESSBOOK & DATALINK)

         PI API

         PI DDE INTERFACE

BRISTOL BABCOCK

         DREAMS

         CALDISC



PANTEK (WONDERWAR)

         INTOUCH



CONLOG (was handled by PANTEK last time, now via SLS)

         EZLIST

         EZEDIT



VERANO (was HEWLETT PACKARD)

         RTAP



THALES (was SYSECA)

         APMS



MENTECH

         RSX11M

         DECNET11M



ETC

         CEMVIEW



NATIONAL INSTRUMENTS

         LABVIEW



CASTLET

         PMS



BENTLEY NEVADA

         DATA MANAGER 2000

POWERGEN

         AVR



CUTLASS

         LEO(MIDAS)

         GNOCIS (was not installed last time)

         PROATES (was not installed last time)



UNITS 2 & 4 SOFT DESK               INSTEM

         CONTRACT No         JHL02029   1997



UNIT 1 SOFT DESK                    INSTEM

         CONTRACT No         JHL03102   2000



BOILER INTERLOCKS                   THURNALLS PLC (NO LONGER TRADING)

         CONTRACT No         JHL01703   1996



ASH & DUST PLANT                    THURNALLS PLC (NO LONGER TRADING)

         CONTRACT No         JHL01931   1996



SECURE SUPPLIES                     THURNALLS PLC (NO LONGER TRADING)

         CONTRACT No         JHL01952   1996



COMMON SERVICES                     THURNALLS PLC (NO LONGER TRADING)

         CONTRACT No         JHL01963   1996



VAC RAISING                         THURNALLS PLC (NO LONGER TRADING)

         CONTRACT No         JHL01961   1996



SOOTBLOWERS                         THURNALLS PLC (NO LONGER TRADING)

         CONTRACT No         JHL01929   1996

FEED & TUR INTERLOCKS               DICKINSONS

         CONTRACT No         JHL01989   1996

CW PLANT                            DICKINSONS

         CONTRACT No         JHL01965   1996



FAN/PUMP REMOTE MONITORING          DICKINSONS

         CONTRACT No         JHL01969   1996



SOOTBLOWERS                         DIAMOND POWER

         CONTRACT No         JHL03167   2000



MAKEUP SYSTEM                       AT GROUP

         CONTRACT No           UNKNOWN  1994



OIL BURNERS                         SLS

         CONTRACT No         UNKNOWN    1993



SEC/AIR CONTROLS (U3 only)          NEI

         CONTRACT No         B4090      1987



COAL PLANT                          WIRRAL AUTOMATION

         CONTRACT No         UNKNOWN    1991



WATER TREATMENT PLANT               DEWPLAN

         CONTRACT No         UNKNOWN    1985



GAS TURBINE CONTROLS                TURBINE CONTROLS

         CONTRACT No         JHL02249   1998



UNIT ALARMS                         BBL

         CONTRACT No         UNKNOWN    1989

PRECIP MONITOR (U3 ONLY)            CASTLET

         CONTRACT No         UNKNOWN    1992



ASH CRUSHER                         BRONSON ENGINEERING (NO LINGER TRADING)

         CONTRACT No         UNKNOWN    1992





All Computer equipment used exclusively in relation to the aforementioned Process Control Software.

   PART B - DETAILS OF COMPUTER EQUIPMENT, INTELLECTUAL PROPERTY AND KNOW-HOW
                    THAT IS NOT TRANSFERRING TO PURCHASER A

All Computer Equipment, Intellectual Property and Know-How that is not included in Part A of this Schedule 3 including but not limited to:

SOFTWARE

----------------------------------------------------------------------------------------------------------------------------
CATEGORY                NAME                              DESCRIPTION                        TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------------
Access Database         EDS                               Live Environmental Management.     Access 2
                                                          Manages the
                                                          environmental impact
                                                          of the station.
                                                          Records the substances
                                                          used and their impact.
----------------------------------------------------------------------------------------------------------------------------
Access Database         Various Locally Developed         Various databases developed        MS Access
                        Access Database                   locally at Fiddler's Ferry by
                                                          Fiddler's Ferry.
----------------------------------------------------------------------------------------------------------------------------
Excel Spreadsheet       Various Locally Developed Excel   Various Excel spreadsheets         Excel
                        Spreadsheets                      developed at Fiddler's Ferry by
                                                          Fiddler's Ferry.
----------------------------------------------------------------------------------------------------------------------------
Notes Database          CDP 2001                                                             Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Combustion Information                                               Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Contractor Training Records       HR Database.                       Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          EH&S UK Legislative Briefs &                                         Notes database
                        Standards
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Engineering Policies                                                 Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          FF Near Misses/Accident                                              Notes database
                        Reporting
----------------------------------------------------------------------------------------------------------------------------
Notes Database          FF Process System Diagrams                                           Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          FF RSA                                                               Notes Database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Fiddler's Ferry Bulletin Boards                                      Notes Database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Fiddler's Ferry Data Room Index                                      Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Fiddler's Ferry LMIs                                                 Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Fiddler's Ferry Station                                              Notes database
                        Proformas
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Generic Risk Assessments                                             Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          JEP (Joint Environmental                                             Notes database
                        Programme)
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Operations P.I.O.I's                                                 Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Performance Information                                              Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Plant Mods                                                           Notes database
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CATEGORY                NAME                              DESCRIPTION                        TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Safety Bulletins                                                     Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Technical Reports                                                    Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Training Records                  HR Database.                       Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Vehicle Register                                                     Notes database
----------------------------------------------------------------------------------------------------------------------------
Notes Database          Weld Specifications                                                  Notes database
----------------------------------------------------------------------------------------------------------------------------
Server Installed        Arcserve 6.51 for NT              --                                 Server Software
----------------------------------------------------------------------------------------------------------------------------
Server Installed        GPMS                              Generator Performance Monitoring   --
                                                          Software
----------------------------------------------------------------------------------------------------------------------------
Terminal Server         Banner(SCT)                       Fuel System currently under        --
Installed                                                 development.  Main fuel system
                                                          currently in use FMS.
----------------------------------------------------------------------------------------------------------------------------
Terminal Server         MIMS (subject to Technical        Maintenance Management, Stores     --
Installed               Services Agreement)               (Stock Control), Procurement and
                                                          Accounting System
----------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 4
                            TRANSFER SCHEME DOCUMENTS


---------------------------------------------------------------------------------------------------------------------
DATE                      DESCRIPTION                             PARTIES
---------------------------------------------------------------------------------------------------------------------
30 March 1990             Licence to Retain Assets                Central Electricity Generating Board Mersey
                                                                  and North Wales Electricity Board
---------------------------------------------------------------------------------------------------------------------
31 March 1990             Interface Agreement                     The National Grid Company plc (1)
                                                                  Powergen (2)
---------------------------------------------------------------------------------------------------------------------
31 March 1990             Lease                                   Powergen plc (1)
                                                                  The National Grid Company plc (2)
---------------------------------------------------------------------------------------------------------------------
31 March 1990             Deed of Grant for electric lines and    Powergen plc(1)
                          cables                                  The National Grid Company plc (2)
---------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 5
                               DEED OF ASSIGNMENT

                                                                      LINKLATERS
                                                                      & ALLIANCE

--------------------------------------------------------------------------------


                                 Dated [o] 2001

                           EDISON FIRST POWER LIMITED

                                       and

                                   [PURCHASER]





                               DEED OF ASSIGNMENT








                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

DEED OF ASSIGNMENT

THIS DEED is made on [o] 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands, GY1 4HP (EFPL); and

(2) [COMPANY] registered in [o] with registered number [o] and whose registered office is at [o] (the COMPANY).

WHEREAS:

(A) The Company and EFPL are parties to an agreement (the SALE OF BUSINESS AGREEMENT) dated [o] under which EFPL agreed inter alia to sell or procure to be sold, and the Company agreed to purchase, the Business (as defined therein).

(B) EFPL and [o] of [o] with registered number [o] (the SUPPLIER) are parties to an agreement dated [o] bearing Contract Ref [o] (the CONTRACT).

(C) EFPL wishes to assign to the Company the Contract and the parties have agreed to the assignment of the Contract by EFPL to the Company on the terms and conditions set out below.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions shall, unless the context otherwise requires, bear the following meanings:

         COMPLETION means the date the Company or EFPL notifies to the Supplier as the date upon which completion under the Sale of Business Agreement occurred; and

         LIABILITIES means all liabilities, duties and obligations of every description, including fines, interest and penalties, whether deriving from contract, common law, statute or otherwise, whether present or future, actual or contingent, ascertained or unascertained or disputed and whether owed or incurred severally or jointly and as principal or surety.

1.2 The headings in this Deed are for convenience only and shall not affect its interpretation.

1.3 References to Recitals and Clauses are to the recitals and clauses of this Deed.

2        ASSIGNMENT

2.1 In consideration of the obligations undertaken by the Company pursuant to this Clause 0, EFPL hereby assigns absolutely all its benefits, interest and rights in and to the Contract to the Company and the Company hereby agrees to accept the assignment from EFPL of the Contract.

2.2 The Company hereby covenants with EFPL (for the benefit of EFPL and for the benefit of any guarantor of EFPL's Liabilities under the Contract or similar third party) with effect from and including Completion and at all times thereafter during the continuance of the Contract to perform, fulfil and observe all the Liabilities on the part of EFPL therein contained (solely to the extent provided in the Sale of Business Agreement) in respect of the Contract and to be bound by the terms thereof.

3        FURTHER OBLIGATIONS

         The parties shall perform, execute and deliver such further acts and documents as may be required by law or reasonably requested by each other to implement the purposes of and to perfect this Deed.

4        STAMP DUTY

         The Company shall be responsible for all or any stamp duty payable on or in respect of this Deed.

5        COUNTERPARTS

         This Deed may be executed in any number of counterparts each of which when executed and delivered shall be an original but all the counterparts together shall constitute one and the same instrument.

6        JURISDICTION

         This Deed shall be governed by and construed in accordance with English Law and the parties irrevocably agree that the Courts of England shall have exclusive jurisdiction to settle any claims or disputes which may arise out of or in connection with this Deed and each party irrevocably submits to the jurisdiction of the Courts of England for such purpose.



EXECUTED as a deed on the date set out on page one of this document:


SIGNED by                         )
on behalf of                      )
EDISON FIRST POWER LIMITED        )
in the presence of:               )

Director

Director/Secretary


SIGNED by on behalf of [COMPANY]  )
in the presence of:               )

Director

Director/Secretary

                                   SCHEDULE 6
                                DEED OF NOVATION

                                                                      LINKLATERS
                                                                      & ALLIANCE

--------------------------------------------------------------------------------


                                 Dated [o] 2001

                           EDISON FIRST POWER LIMITED

                                       and

                                   [SUPPLIER]

                                       and

                                   [PURCHASER]






                                DEED OF NOVATION








                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

DEED OF NOVATION

THIS DEED is made on [o] 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands, GY1 4HP (EFPL); and

(2) [o] registered in [o] with registered number [o] and whose [registered office] [principal place of business] is at [o] (the SUPPLIER); and

(3) [COMPANY] registered in [o] with registered number [o] and whose registered office is at [o] (the COMPANY).

WHEREAS:

(A) The Company and EFPL are parties to an agreement (the SALE OF BUSINESS AGREEMENT) dated [o] under which EFPL agreed inter alia to sell or procure to be sold, and the Company agreed to purchase, the Business (as defined therein).

(B) EFPL and the Supplier are parties to an agreement made dated [o] bearing Contract Ref [o] (the Contract).

(C) EFPL wishes to be released and discharged from the Contract and the parties have agreed to the novation of the Contract on the terms and conditions set out below and to the substitution of the Company in place of EFPL as a party to the Contract.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions shall, unless the context otherwise requires, bear the following meanings:

         COMPLETION means the date the Company or EFPL notifies to the Supplier as the date upon which completion under the Sale of Business Agreement occurred; and

         LIABILITIES means all liabilities, duties and obligations of every description, including fines, interest and penalties, whether deriving from contract, common law, statute or otherwise, whether present or future, actual or contingent, ascertained or unascertained or disputed and whether owed or incurred severally or jointly and as principal or surety.

1.2 The headings in this Deed are for convenience only and shall not affect its interpretation.

1.3 References to Recitals and Clauses are to the recitals and clauses of this Deed.

2        NOVATION

         Each of the Company and the Supplier agree to perform the Contract as from Completion and to be bound by its terms and conditions as from that date as if the Company had been a party to the Contract AB INITIO in place of EFPL. EFPL shall, as from Completion, cease to be a party to the Contract.

3        CONSENT OF THE SUPPLIER

         The Supplier hereby releases and discharges EFPL (for the benefit of EFPL and for the benefit of any guarantor of EFPL's obligations under the contract or similar third party) as from Completion from the further performance of the Contract and from all Liabilities under or in connection with the Contract (or any guarantee as aforesaid) whether arising prior or subsequent to that date. For the avoidance of doubt, the Company shall assume and perform all Liabilities of EFPL under or in connection with the Contract whether arising prior, or subsequent, to Completion.

4        REFERENCES

         As from Completion, references to EFPL (by whatever name known) in the Contract shall be deleted and replaced by references to the Company.

5        CONTINUING EFFECT

         It is hereby agreed that the Contract shall continue in full force and effect and that as from Completion its terms and conditions have only changed to the extent set out in this Deed.

6        FURTHER OBLIGATIONS

         The parties shall perform, execute and deliver such further acts and documents as may be required by law or reasonably requested by each other to implement the purposes of and to perfect this Deed.

7        STAMP DUTY

         The Company shall be responsible for all or any stamp duty payable on or in respect of this Deed.

8        COUNTERPARTS

         This Deed may be executed in any number of counterparts each of which when executed and delivered shall be an original but all the counterparts together shall constitute one and the same instrument.

9        JURISDICTION

         This Deed shall be governed by and construed in accordance with English Law and the parties irrevocably agree that the Courts of England shall have exclusive jurisdiction to settle any claims or disputes which may arise out of or in connection with this Deed and each party irrevocably submits to the jurisdiction of the Courts of England for such purpose.



EXECUTED as a deed on the date set out on page one of this document:

SIGNED by                       )
on behalf of                    )
EDISON FIRST POWER LIMITED      )
in the presence of:             )

Director

Director/Secretary



SIGNED by                       )
on behalf of                    )
[SUPPLIER]                      )
in the presence of:             )

Director

Director/Secretary



SIGNED by                       )
on behalf of                    )
[PURCHASER]                     )
in the presence of:             )

Director

Director/Secretary

                                   SCHEDULE 7
                        JOINT CONTRACT DEED OF ASSIGNMENT

                                                                      LINKLATERS
                                                                      & ALLIANCE

--------------------------------------------------------------------------------




                                 Dated [o] 2001

                           EDISON FIRST POWER LIMITED

                                       and

                                   [PURCHASER]





                                 JOINT CONTRACT
                               DEED OF ASSIGNMENT







                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

JOINT CONTRACT DEED OF ASSIGNMENT

THIS DEED is made on [o] 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands, GY1 4HP (EFPL); and

(2) [COMPANY] registered in [o] with registered number [o] and whose registered office is at [o] (the COMPANY).

WHEREAS:

(A) The Company and EFPL are parties to an agreement (the SALE OF BUSINESS AGREEMENT) dated [o] under which EFPL agreed inter alia to sell or procure to be sold, and the Company agreed to purchase, the Business (as defined therein).

(B) EFPL and [o] of [o], with registered number [o] (the SUPPLIER) are parties to an agreement dated [o] bearing Contract Ref [o] (the CONTRACT).

(C) EFPL wishes to assign to the Company that part of the Contract which relates exclusively to the Power Station (as defined in the Sale of Business Agreement) and the parties have agreed to the assignment of that part of the Contract which relates exclusively to the Power Station by EFPL to the Company on the terms and conditions set out below.

IT IS AGREED as follows:

1        Definitions and Interpretation

1.1 In this Deed the following words and expressions shall, unless the context otherwise requires, bear the following meanings:

         COMPLETION means the date the Company or EFPL notifies to the Supplier as the date upon which completion under the Sale of Business Agreement occurred; and

         LIABILITIES means all liabilities, duties and obligations of every description, including fines, interest and penalties, whether deriving from contract, common law, statute or otherwise, whether present or future, actual or contingent, ascertained or unascertained or disputed and whether owed or incurred severally or jointly and as principal or surety.

1.2 The headings in this Deed are for convenience only and shall not affect its interpretation.

1.3 References to Recitals and Clauses are to the recitals and clauses of this Deed.

2        ASSIGNMENT

2.1 In consideration of the obligations undertaken by the Company pursuant to this Clause 0, EFPL hereby assigns absolutely all its benefits, interest and rights in and to that part of the Contract which relates exclusively to the Power Station to the Company and the Company hereby agrees to accept the assignment from EFPL of such part of the Contract.

2.2 The Company hereby covenants with EFPL (for the benefit of EFPL and for the benefit of any guarantor of EFPL's Liabilities under the Contract or similar third party) with effect from and including Completion and at all times thereafter during the continuance of the Contract to perform, fulfil and observe all the Liabilities on the part of EFPL therein contained (solely to the extent provided in the Sale of Business Agreement) in respect of that part of the Contract which relates exclusively to the Power Station and to be bound by the terms thereof to the extent that the Contract relates exclusively to the Power Station.

3        FURTHER OBLIGATIONS

         The parties shall perform, execute and deliver such further acts and documents as may be required by law or reasonably requested by each other to implement the purposes of and to perfect this Deed.

4        STAMP DUTY

         The Company shall be responsible for all or any stamp duty payable on or in respect of this Deed.

5        COUNTERPARTS

         This Deed may be executed in any number of counterparts each of which when executed and delivered shall be an original but all the counterparts together shall constitute one and the same instrument.

6        JURISDICTION

         This Deed shall be governed by and construed in accordance with English Law and the parties irrevocably agree that the Courts of England shall have exclusive jurisdiction to settle any claims or disputes which may arise out of or in connection with this Deed and each party irrevocably submits to the jurisdiction of the Courts of England for such purpose.

EXECUTED as a deed on the date set out on page one of this document:


SIGNED by                             )
on behalf of EDISON FIRST POWER       )
LIMITED                               )
in the presence of:                   )


Director

Director/Secretary



SIGNED by                             )
on behalf of [PURCHASER]              )
in the presence of:                   )

Director

Director/Secretary

                                   SCHEDULE 8
                         JOINT CONTRACT DEED OF NOVATION

                                                                      LINKLATERS
                                                                      & ALLIANCE

--------------------------------------------------------------------------------




                                 Dated [o] 2001

                           EDISON FIRST POWER LIMITED

                                       and

                                   [SUPPLIER]

                                       and

                                   [PURCHASER]





                                 JOINT CONTRACT
                                DEED OF NOVATION







                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

JOINT CONTRACT DEED OF NOVATION

THIS DEED is made on [o] 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands, GY1 4HP (EFPL); and

(2) [o] registered in [o] with registered number [o] and whose [registered office] [principal place of business] is at [o] (the SUPPLIER); and

(3) [COMPANY] registered in [o] with registered number [o] and whose registered office is at [o] (the COMPANY).

WHEREAS:

(A) The Company and EFPL are parties to an agreement (the SALE OF BUSINESS AGREEMENT) dated [o] under which EFPL agreed inter alia to sell or procure to be sold, and the Company agreed to purchase, the Business (as defined therein).

(B) EFPL and the Supplier are parties to an agreement made dated [o] bearing Contract Ref [o] (the Contract).

(C) EFPL wishes to be released and discharged from that part of the Contract which relates exclusively to the Power Station (as defined in the Sale of Business Agreement) and the parties have agreed to the novation of that part of the Contract which relates exclusively to the Power Station on the terms and conditions set out below and to the substitution of the Company in place of EFPL as a party to the Contract in respect of that part of the Contract.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions shall, unless the context otherwise requires, bear the following meanings:

         COMPLETION means the date the Company or EFPL notifies to the Supplier as the date upon which completion under the Sale of Business Agreement occurred; and

         LIABILITIES means all liabilities or duties and obligations of every description, including fines, interest and penalties, whether deriving from contract, common law, statute or otherwise, whether present or future, actual or contingent, ascertained or unascertained or disputed and whether owed or incurred severally or jointly and as principal or surety.

1.2 The headings in this Deed are for convenience only and shall not affect its interpretation.

1.3 References to Recitals and Clauses are to the recitals and clauses of this Deed.

2        NOVATION

         Each of the Company and the Supplier agree to perform the Contract as from Completion and to be bound by its terms and conditions as from that date in respect of that part of the Contract which relates exclusively to the Power Station as if the Company had been a party to the Contract, to the extent that it relates exclusively to the Power Station, AB INITIO in place of EFPL. EFPL shall, as from Completion, cease to be a party to the Contract to the extent that it relates exclusively to the Power Station.

3        CONSENT OF THE SUPPLIER

         The Supplier hereby releases and discharges EFPL (for the benefit of EFPL and for the benefit of any guarantor of EFPL's obligations under the contract or similar third party) as from Completion from the further performance of that part of the Contract which relates to the Power Station and from all Liabilities under or in connection with that part of the Contract (or any guarantee as aforesaid) whether arising prior or subsequent to that date. For the avoidance of doubt, the Company shall assume and perform all Liabilities of EFPL under or in connection with the Contract whether arising prior, or subsequent, to Completion.

4        REFERENCES

         As from Completion, references to EFPL (by whatever name known) in that part of the Contract relating exclusively to the Power Station shall be deleted and replaced by references to the Company.

5        CONTINUING EFFECT

         It is hereby agreed that the Contract shall continue in full force and effect and that as from Completion its terms and conditions have only changed to the extent set out in this Deed.

6        FURTHER OBLIGATIONS

         The parties shall perform, execute and deliver such further acts and documents as may be required by law or reasonably requested by each other to implement the purposes of and to perfect this Deed.

7        STAMP DUTY

         The Company shall be responsible for all or any stamp duty payable on or in respect of this Deed.

8        COUNTERPARTS

         This Deed may be executed in any number of counterparts each of which when executed and delivered shall be an original but all the counterparts together shall constitute one and the same instrument.

9        JURISDICTION

         This Deed shall be governed by and construed in accordance with English Law and the parties irrevocably agree that the Courts of England shall have exclusive jurisdiction to settle any claims or disputes which may arise out of or in connection with this Deed and each party irrevocably submits to the jurisdiction of the Courts of England for such purpose.

EXECUTED as a deed on the date set out on page one of this document:



SIGNED by                              )
on behalf of EDISON FIRST POWER        )
LIMITED                                )
in the presence of:                    )


Director

Director/Secretary




SIGNED by                              )
on behalf of [SUPPLIER]                )
in the presence of:                    )


Director

Director/Secretary




SIGNED by                             )
on behalf of [PURCHASER]              )
in the presence of:                   )


Director

Director/Secretary

                                   SCHEDULE 9
                                 JOINT CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT COUNTERPARTY                                      CONTRACT NAME/PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
OSI Software Inc                                           Plant Information System Maintenance/License
-----------------------------------------------------------------------------------------------------------------------------------
UK Quality Ash Association                                 Trade Association Membership
-----------------------------------------------------------------------------------------------------------------------------------
Novell, Inc                                                Corporate Licence Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc                                    Purchase Order for Microsoft products and support
-----------------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc                                    Purchase Order for McAfee Total Virus Control
-----------------------------------------------------------------------------------------------------------------------------------
Lotus Development Corporation Ltd                          IBM Lotus International Passport Advantage Agreement
-----------------------------------------------------------------------------------------------------------------------------------
MSLI, LLC (Microsoft affiliate)                            Licence Agreement and other purchase orders etc. relating
                                                           to Microsoft Enterprise Bundle for the office environment
                                                           ( Word, Excel, Powerpoint, Access)
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft Corporation                                      Licence Agreement for Microsoft Project
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft Corporation                                      End- User Licence Agreement for Microsoft NT 4 Server and
                                                           Addendum to Windows '98 Licence
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft Corporation                                      Licence Agreement for Microsoft NT Server Client Access
                                                           Licence
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft Corporation                                      Licence Agreement for NT Server Terminal
-----------------------------------------------------------------------------------------------------------------------------------
Software Spectrum Inc.                                     Licence Agreement documents relating to Lotus Software

Lotus Development Corporation and Magneta Systems          Products & Support
-----------------------------------------------------------------------------------------------------------------------------------
Network Associates                                         Purchase Orders for Licence Agreement for McAfee Total
                                                           Virus Defence
-----------------------------------------------------------------------------------------------------------------------------------
WinZip Computing, Inc                                      Licence and Invoice re: WinZip
-----------------------------------------------------------------------------------------------------------------------------------
Novell Inc                                                 Licence Agreement for Novell
-----------------------------------------------------------------------------------------------------------------------------------
Santa Cruz Operation, Inc                                  Licence for Ganetime/ ScoUNIX
-----------------------------------------------------------------------------------------------------------------------------------
Komminicate Ltd                                            Licence Agreement for Right Fax
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft Ltd                                              Licence Agreement for Microsoft Visio2000
-----------------------------------------------------------------------------------------------------------------------------------
Computer Associates International Inc.                     Licence Agreement for Micro Product
-----------------------------------------------------------------------------------------------------------------------------------
Citrix Systems International GmbH                          Licence Agreement for Citrix
-----------------------------------------------------------------------------------------------------------------------------------
Entek IRD International Corporation                        Licence Agreement for E monitor Odyssey
-----------------------------------------------------------------------------------------------------------------------------------
E. O. Associates Ltd                                       Licence Agreement for Safety Organiser
-----------------------------------------------------------------------------------------------------------------------------------
The Crown                                                  Licence Agreement for Health and Safety Climate Assessment
                                                           Tool
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT COUNTERPARTY                                      CONTRACT NAME/PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
SCO OpenServer Enterprise                                  Certificate of licence and authenticity for SCO Unix
-----------------------------------------------------------------------------------------------------------------------------------
Casella Limited                                            End User software licence agreement for weather station
-----------------------------------------------------------------------------------------------------------------------------------
Gane International Limited                                 Software licence agreement contract ref: GI/LIC- May 1994
                                                           for Ganetime (unsigned)
-----------------------------------------------------------------------------------------------------------------------------------
NiSoft (UK) Limited                                        NiSoft Software licence Agreement
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 10
                               INSURANCE POLICIES

----------------------------------------------------------------------------------------------------------------
TYPE OF POLICY                 INSURERS                     POLICY NUMBER                   RISK REFERENCE
----------------------------------------------------------------------------------------------------------------
"All Risks" Property           Lloyd's Syndicates and       DG001601                        N/A
Damage/Business Interruption   Others
----------------------------------------------------------------------------------------------------------------
UK Terrorism                   Lloyd's Syndicates           DU069201                        N/A
----------------------------------------------------------------------------------------------------------------
Public/Products Liability      Zurich Insurance Co          16/005047/50963091/2            N/A
----------------------------------------------------------------------------------------------------------------
1st Excess Public/Products     Aegis                        N/A                             N/A
Liability
----------------------------------------------------------------------------------------------------------------
2nd Excess Public/Products     EIM                          N/A                             N/A
Liability
----------------------------------------------------------------------------------------------------------------
Directors' & Officers'         National Union Fire          N/A                             N/A
Liability                      Insurance Company of
                               Pittsburgh PA
----------------------------------------------------------------------------------------------------------------
Employers Liability            Royal and SunAlliance        RKJ962524                       VA642000
----------------------------------------------------------------------------------------------------------------
Excess Employers Liability     Lloyds Underwriters          AO430396E990                    VA641500
----------------------------------------------------------------------------------------------------------------
Motor                          Zurich International (UK)    16/013518/80960802/JL           VA640700
                               Limited
----------------------------------------------------------------------------------------------------------------
Uninsured Loss Recovery        Marsh Fleetrisk, Town &      ULR 21765                       VA647800
Service                        Country Assistance Ltd
----------------------------------------------------------------------------------------------------------------
Group Personal Accident and    Royal & SunAlliance          RKJ962524                       VA642000
Travel
----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 11
                                    PROPERTY


                                     PART A
                               DETAILS OF PROPERTY


SECTION 1 - LEASE

All that leasehold property known as Fiddler's Ferry Power Station, Warrington, Cheshire being all the property comprised in the following two leases:

(1) a lease dated 25 September 1996 and made between The Queen's Most Excellent Majesty (1) and Powergen UK plc (2); and

(2) a lease dated 19 July 1999 and made between Powergen UK plc (1) and Edison First Power Limited (2).


SECTION 2 - LEASE DOCUMENTS

----------------------------------------------------------------------------------------------------------
DATE                         DESCRIPTION                        PARTIES
----------------------------------------------------------------------------------------------------------
19 July 1999                 Lease                              Powergen UK plc (1)
                                                                Edison First Power Limited (2)
----------------------------------------------------------------------------------------------------------
25 September 1996            Lease                              The Queen's Most Excellent Majesty (1)
                                                                Powergen UK plc (2)
----------------------------------------------------------------------------------------------------------
6 July 1999                  Licence to Assign                  The Queen's Most Excellent Majesty (1)
                                                                Powergen UK plc (2)
                                                                Edison First Power Limited (3)
----------------------------------------------------------------------------------------------------------

                                     PART B
                             PROPERTY TRANSFER TERMS


1        STANDARD CONDITIONS

1.1 This Agreement incorporates the Standard Commercial Property Conditions (First Edition). In case of conflict between this Agreement and the Conditions, this Agreement prevails. Terms used or defined in the Conditions have the same meanings when used in this Agreement, and vice versa.

1.2      The following conditions shall not apply:

         2.2 (deposit); 4.1 (timetable); 4.2 (proof of title); 4.3.2 (defining the property).


2        TITLE GUARANTEE

         EFPL shall transfer with full title guarantee, but any covenant implied in the Transfer or the Crown Lease Assignment under Section 4 of the Law of Property (Miscellaneous Provisions) Act 1994 shall not impose on EFPL liability for any subsisting breach of obligation relating to the physical state of the Property. The Transfer shall contain a declaration to that effect and Purchaser B will join in requesting that an appropriate entry be made on the Registered Title.


3        TITLE

3.1 The Purchasers shall not raise any requisition on matters relating to the title to the Property arising before the date of this Agreement.

3.2 In particular, no requisition shall be raised in respect of the fact that:

         3.2.1 EFPL's title to the Lease is still in course of registration at HM Land Registry and no title number or class of title is known;

         3.2.2 EFPL has not produced and will not produce any other evidence of title other than a copy of the application to HM Land Registry for first registration of the Lease and (at or before completion) a Certificate of Title from Linklaters;

         3.2.3 following completion no title documents will be produced to Purchaser B unless the same are received from HM Land Registry following completion of registration of the Lease.

3.3 EFPL undertakes to use reasonable endeavours to deal with any enquiries raised by HM Land Registry in connection with the registration of the Lease.

3.4 If at the Completion Date registration of the Lease at HM Land Registry has not been completed, then EFPL shall supply to Purchaser B a certified true copy of each of the Lease and the assignment of the Crown Lease to EFPL.

3.5 EFPL shall procure that on or prior to the date on which EFPL is due to return to Purchaser B the Lease and the assignment of the Crown Lease to EFPL, the Lease and the assignment of the Crown Lease to EFPL shall have been duly stamped with a particulars delivered stamp.

3.6 EFPL shall use its reasonable endeavours, at the reasonable request of Purchaser B or any of its successors in title or assigns made at any time prior to the date described in paragraph 3.5, to procure the stamping of the Lease and the assignment of the Crown Lease to EFPL with a particulars delivered stamp at an earlier date than that described in paragraph 3.5.

4        ENCUMBRANCES AFFECTING THE PROPERTY

4.1 The Property is sold subject to and where applicable with the benefit of:

         4.1.1 all matters which are, or if the Property were registered would be, overriding interests as defined by the Land Registration Act 1925 as amended;

         4.1.2 all matters contained or referred to in the Property Proprietorship and Charges registers of the Registered Title (except fixed or floating charges securing money or liabilities);

         4.1.3 the rents, obligations and other provisions contained or referred to in the Lease Documents;

         4.1.4    the Letting Documents; and

         4.1.5 the rights, obligations and other provisions contained or referred to in the Property Agreements,

         as well as those encumbrances mentioned in Condition 3.1.2 but free from any mortgage, charge or debenture to secure the repayment of money.

4.2 Purchaser B is deemed to purchase with full knowledge of the encumbrances referred to in Condition 3.1.2 and paragraph 4.1 without prejudice to Purchaser B's reliance on the Certificate of Title.


5        TRANSFER

5.1 The Transfer of the Property (other than the Premises) shall contain covenants with EFPL by Purchaser B to comply with:

         5.1.1    the obligations arising from:

                  (i) the matters mentioned in the Registered Title once the application referred to in paragraph 3.2.1 has been completed by HM Land Registry; and

                  (ii) the matters mentioned in the Certificate of Title (whether or not such application has been completed but if it has only to the extent that such matters are in addition to those mentioned in the Registered Title);

         5.1.2    the obligations arising under the Letting Documents; and

         5.1.3    the obligations arising under the Lease Documents,

         insofar as EFPL may remain liable directly or indirectly for them after the date of the Transfer and to indemnify EFPL against any non-compliance and against any liability under any authorised guarantee agreement entered into by EFPL.

5.2 The assignment of the Crown Lease shall be in the form of the Crown Lease Assignment.

5.3 The Transfer and the Crown Lease Assignment shall be engrossed and executed in duplicate. The duplicate copy shall be delivered within twenty-one days after completion to EFPL's solicitor (for retention by EFPL), duly stamped at Purchaser B's expense and denoted.

5.4      Condition 4.5.5 shall not apply.

5.5      Condition 3.4 shall not apply.

6        PURCHASER B'S FURTHER OBLIGATIONS

6.1 Purchaser B shall at Completion enter into a deed of covenant in favour of EFPL and Powergen covenanting to comply with the terms of the Decommissioning Deed in the form annexed at Part E of Schedule 11.

6.2 Purchaser B shall prior to Completion enter into such deeds of covenant with Powergen and any other party reasonably stipulated by Powergen in the form annexed at Part F of Schedule 11 or otherwise in such form or forms as Powergen and/or such third parties reasonably stipulate as provided for in paragraph 13.3 of schedule 2 to the Lease.

6.3 Purchaser B shall, prior to Completion, enter into a deed of covenant and indemnity with Powergen in the form annexed at Part I of Schedule 11.


7        MANAGEMENT OF PROPERTY PENDING COMPLETION

7.1 Except pursuant to any statutory duty or contractual obligation, EFPL shall not:

         7.1.1    grant any lease;

         7.1.2    terminate or accept a surrender of any lease;

         7.1.3    vary the terms of the Letting Documents; and

         7.1.4    grant any consent under the Letting Documents

         without Purchaser B's approval (such approval not to be unreasonably delayed or withheld), but may otherwise continue to manage the Property as it thinks fit.

7.2 EFPL shall inform Purchaser B without delay if EFPL learns of any application by a Tenant for consent under the Letting Documents. EFPL shall then act as Purchaser B reasonably directs and Purchaser B shall indemnify EFPL against all consequent loss and expense. In the absence of any such direction within a reasonable time, EFPL may act as it thinks fit. Conditions 3.3.3 to 3.3.6 shall not apply.


8        INSURANCE

         As between EFPL and Purchaser B, the Property shall be at the risk of Purchaser B from the date of this Agreement. Conditions 5.1.1 to 5.1.3 shall not apply.


9        PROPERTY AGREEMENTS


9.1      EFPL'S OBLIGATION TO OBTAIN CONSENTS

         9.1.1 To the extent that the benefit of any of the Property Agreements can be assigned by EFPL to Purchaser B without any Property Consents, a Deed of Assignment of Property Agreements will be entered into between EFPL and Purchaser B with effect from Completion.

         9.1.2 Where a Property Consent is required to the assignment of the benefit, or novation of a Property Agreement this Agreement shall not constitute an assignment or attempted assignment of the relevant Property Agreement if the assignment or attempted assignment would constitute a breach of the Property Agreement.

         9.1.3 Subject to the provisions in this Agreement relating to the Pillar of Support Agreement, EFPL shall use all reasonable endeavours (at its own expense but such expenses will not include the payment of any premium payable in return for granting consent) to obtain the Property Consents prior to Completion, to take effect from no later than the Completion Date. A Property Consent shall be deemed to have been obtained only when all requirements of the relevant third party or parties have been complied with on terms reasonably acceptable to Purchaser B and EFPL, such terms not to be any more favourable to Purchaser B than are the then current terms of the relevant Property Agreement to EFPL. Purchaser B shall supply to EFPL such information (including references regarding the financial position of Purchaser B) as may be reasonably requested by EFPL or any relevant third party in connection therewith and shall enter into such undertakings or procure such guarantees in favour of any relevant third party as may be reasonably requested in respect of any Liabilities to which Purchaser B will become subject or which Purchaser B will incur on conveyance, transfer, assignment or novation.

         9.1.4 Subject to Completion taking place and with effect from Completion, Purchaser B undertakes to EFPL to assume the obligations and become entitled to the benefits of EFPL under the Property Agreements and Purchaser B undertakes to carry out perform and complete all the obligations and liabilities created by or arising under the Property Agreements and shall indemnify EFPL and keep it fully indemnified against all liabilities losses actions proceedings costs demands and expenses brought or made against or incurred by EFPL in respect of the non-performance or wrongful or defective or negligent performance by Purchaser B or its employees agents or subcontractors of the Property Agreement after Completion.

         9.1.5 Once a Property Consent is obtained (whether before or after Completion but subject always to the provisions of paragraphs
                  9.3.2 and 9.3.3), EFPL and Purchaser B shall enter into a Deed of Assignment of Property Agreements as soon as reasonably practical thereafter.


9.2      FAILURE TO OBTAIN CONSENTS

         9.2.1 Where a Property Consent has not been obtained by Completion in respect of any Property Agreement (a RELEVANT AGREEMENT) such Relevant Agreement will not be assigned on Completion but will be held in trust for Purchaser B absolutely from Completion until such Property Consent is obtained and the Relevant Agreement is so conveyed, transferred or assigned. EFPL shall account to Purchaser B accordingly and shall deliver to Purchaser B as soon as reasonably practicable upon receipt any notice or other document concerning or relating to such Relevant Agreement.

         9.2.2 EFPL will co-operate in any reasonable arrangements proposed by Purchaser B designed to provide for Purchaser B the benefits of any Relevant Agreement until the assignment thereof to Purchaser B.


9.3      POST-COMPLETION CONSENTS

         9.3.1 After Completion EFPL shall continue to use all reasonable endeavours (assisted if EFPL shall so require at EFPL's cost by Purchaser B) to obtain Property Consents in respect of each Relevant Agreement and keep Purchaser B informed of progress in obtaining such Property Consents.

         9.3.2 If a Property Consent is refused or otherwise not obtained within 90 Business Days of Completion Purchaser B shall be entitled to require EFPL to terminate the Relevant Agreement provided Purchaser B shall indemnify EFPL for any costs incurred by them in connection with any such termination.

         9.3.3 If a Property Consent has not been obtained or refused by the date which is 12 calendar months from the date of this Agreement EFPL shall be entitled to require Purchaser B to take an assignment of the Property Agreement in the form of the Deed of Assignment of Property Agreements which deed shall include a covenant from Purchaser B to indemnify EFPL and keep it fully indemnified against all liabilities losses actions proceedings costs demands and expenses brought or made against or incurred by EFPL due to the absence of the Property Consent.


10       POSTAL COMPLETION

         Any completion by post or through a document exchange shall be at Purchaser B's expense and risk and neither EFPL nor EFPL's solicitor shall be liable for the loss of any documents so sent so long as they were properly addressed.


11       ACKNOWLEDGEMENT

         Purchaser B acknowledges that it has not relied on any representation unless in the Certificate of Title or given by EFPL's solicitor in a written reply to an enquiry made by Purchaser B's solicitor before the date of this Agreement.


12       CONSENT TO ASSIGN THE CROWN LEASE

12.1     This paragraph applies to the Crown Lease.

12.2 EFPL shall immediately following the date of this Agreement apply for consent to assign the Crown Lease and shall use reasonable endeavours to obtain such consent.

12.3 Purchaser B shall supply such information and references as may reasonably be required by the Crown Landlord and shall enter into such covenants with the Crown Landlord for the payment by Purchaser B of the rent reserved by the Crown Lease and for the observance and performance of the covenants and conditions contained in the Crown Lease as are required by the Crown Landlord including but not limited to the provision or any sureties or other security for the performance of the tenants' obligations under the Crown Lease.

12.4 Pending the grant of any such consent and completion of the assignment of the Crown Lease to Purchaser B EFPL shall permit Purchaser B to occupy the Premises as licensee on the terms set out in paragraph 13.

12.5 Purchaser B acknowledges that the grant of the licence pursuant to paragraph 12.4 may amount to a breach of the Crown Lease and any risk in respect thereof or in respect of any refusal on the part of the Crown Landlord to give consent is Purchaser B's alone.

12.6 EFPL shall at the request and cost of Purchaser B make an application to the Court for a declaration that the consent is being unreasonably withheld or for any purpose directly or indirectly in connection with the procuring of the consent.

12.7 Completion of the Crown Lease Assignment shall take place within five Business Days following the date consent is given.

12.8 If consent is not obtained within 12 months of the date hereof EFPL shall be entitled to require Purchaser B to take an assignment of the Crown Lease in the form referred to in paragraph 12.7 and which shall include a covenant from Purchaser B to indemnify EFPL and keep it fully indemnified against all liabilities losses actions proceedings costs demands and expenses brought or made against or incurred by EFPL due to the absence of the consent.

13       LICENCE TO OCCUPY

13.1 Purchaser B shall be the licensee and not the tenant of EFPL and nothing contained in this Agreement shall be construed as creating the relationship of landlord and tenant as between EFPL and Purchaser B.

13.2     Purchaser B shall not:

         13.2.1 carry out any development or make any change in the use of the Premises

         13.2.2   make any alteration or addition to the Premises

         and shall observe and perform all the tenant's covenants in the Crown Lease.

13.3 The licence shall be personal to Purchaser B and Purchaser B shall not part with possession of the Premises.

13.4 Purchaser B shall pay to EFPL an amount equivalent to the rents payable under the Crown Lease on of before the dates they fall due and shall indemnify EFPL from and against any loss or damage to any property or injury to or death of any person caused by any negligent act or omission or wilful misconduct of Purchaser B or Purchaser B's employees agents or sub-contractors arising from the occupation of the premises demised by the Crown Lease by Purchaser B and from and against any loss claims or demands arising (whether directly or indirectly) out of the exercise of the right granted by this paragraph 13.

                                     PART C
                                LETTING DOCUMENTS

DATE                         DOCUMENT                             PARTIES
31 March 1990                Lease                                Powergen plc (1)
                                                                  The National Grid Company plc (2)

1 September 1985             Agricultural tenancy                 CEGB (1)
                                                                  Keith James Ditchfield (2)

25 March 1987                Licence                              CEGB (1)
                                                                  Bush Boake Allen Ltd (2)

13 July 1999                 Lease                                Powergen UK plc (1)
                                                                  Environment Agency (2)

-                            Agreement to use Social Club         -

19 July 2001                 Lease                                Edison First Power Ltd (1)
                                                                  United Utilities Water Ltd (2)

18 September 2001            Agricultural tenancy                 Edison First Power Ltd (1)
                                                                  Messrs JH & A Gamon  (2)

18 September 2001            Agricultural tenancy                 Edison First Power Ltd (1)
                                                                  Messrs JH & A Gamon (2)

10 August 2001               Ash Processing and Removal           Edison First Power Ltd (2)
                             Agreement                            Rocktron (Widnes) Ltd (2)

                                     PART D
                             THE PROPERTY AGREEMENTS

        DATE                             DOCUMENT                                 PARTIES
25 March 1991                  Consent to discharge trade effluent    National Rivers Authority (1)
                               via 2 outfalls into St Helen's Canal   Powergen (2)

28 March 1994                  Sidings Agreement                      British Railways Board (1)
                                                                      Powergen (2)

23 December 1966               Deed of Grant                          British Railways Board (1)
                                                                      CEGB (2)

30 April 1982                  Deed of Grant                          Warrington Borough Council (1)
                                                                      CEGB (2)

26 August 1988                 Deed of Grant                          British Railways Board (1)
                                                                      CEGB (2)

17 June 1971                   Agreement                              British Railways Board (1)
                                                                      CEGB (2)

21 December 1970               Deed of Grant                          Bush Boake Allen Ltd (1)
                                                                      CEGB (2)

15 July 1999                   Novation of Pillar of Support          The Coal Authority (1)

                               Agreement dated 14 November 1977       Edison First Power Limited (2)

15 July 1999                   Novation of Interface Agreement        Powergen UK Plc (1)

                               dated 31 March 1990                    Edison First Power Limited (2)

                                                                      The National Grid Company plc (3)

                                     PART E
                                DEED OF COVENANT


                             (DECOMMISSIONING DEED)

                                                                     LINKLATERS
                                                                     & ALLIANCE

-------------------------------------------------------------------------------



                                 Dated [o] 2001

                                 POWERGEN UK PLC

                                       and

                           EDISON FIRST POWER LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.





                                DEED OF COVENANT


                                 - relating to -

                    Decommissioning of Power Station Premises
             at Fiddler's Ferry Power Station, Warrington, Cheshire





                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

DEED OF COVENANT

THIS DEED is made on [o] 2001

BETWEEN:

(1) POWERGEN UK PLC registered in England and Wales with registered number 2366970 and whose registered office is at 53 New Broad Street, London EC2M 1JJ (the LANDLORD);

(2) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands GY1 EHP (EFPL); and

(3) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht, 1017 CG, Amsterdam, The Netherlands (the PURCHASER).

WHEREAS:

(A) The Landlord granted the Lease of the Property to EFPL pursuant to the Agreement for Lease dated 30 April 1999 made between the Landlord (1) and EFPL (2) (as amended by a Deed of Amendment dated 8 July 1999 between the same parties).

(B) Pursuant to the Lease the Landlord and EFPL entered into the Deed of Agreement in which the parties agreed that, in the circumstances set out in that Deed of Agreement, the Tenant will carry out the Decommissioning Works (as defined therein).

(C) EFPL has entered into an agreement with the Purchaser to assign the Lease of the Property to the Purchaser.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions shall, unless the context otherwise requires, bear the following meanings:

         DEED OF AGREEMENT means the Deed of Agreement dated 19 July 1999 between the Landlord and EFPL relating to the decommissioning of the Power Station at the Property;

         LEASE means the lease dated 19 July 1999 granted by the Landlord to EFPL of the Property for a term of 199 years from 19 July 1999;

         PROPERTY means land and buildings at Fiddler's Ferry Power Station, Warrington, Cheshire as more particularly described in and demised by the Lease; and

         TERM means the term of the Lease and any holding over, extension or continuation of it whether by statute, agreement or otherwise.

1.2 The headings in this Deed are for convenience only and shall not affect its interpretation.

1.3 References to Recitals and Clauses are to recitals and clauses of this Deed.

2        PURCHASER'S AGREEMENTS

         The Purchaser covenants with the Landlord and with EFPL severally from the date of the assignment of the Lease to it by EFPL and for the remainder of the Term to observe and perform the covenants and obligations on the part of EFPL contained in the Deed of Agreement and to indemnify EFPL and keep it fully indemnified against all liabilities, losses, actions, proceedings, costs, demands and expenses brought or made against or incurred by EFPL in respect of the non-performance or wrongful or defective or negligent performance by the Purchaser or its employees, agents or sub-contractors of such covenants and obligations.


3        RELEASE OF EFPL

         The Landlord releases EFPL, from the date of the assignment of the Lease to the Purchaser, from all obligations on EFPL's part contained in, and all the Liabilities whatsoever under, the Deed of Agreement whether past, present or future and all actions, proceedings, costs, claims, damages, losses, demands and expenses arising from any such obligations and Liabilities and the Landlord shall have no claim against EFPL in respect of the same.

4        CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

         A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.



EXECUTED as a deed on the date set out above:

EXECUTED AND DELIVERED          )
as a DEED by                    )
POWERGEN UK PLC                 )
acting by:                      )


Director

Director/Secretary



EXECUTED AND DELIVERED          )
as a DEED by EDISON FIRST       )
POWER LIMITED                   )
acting by:                      )


Director

Director/Secretary

EXECUTED AND DELIVERED          )
as a DEED by AEPR GLOBAL        )
HOLLAND HOLDING B.V.            )
acting by:                      )


Director

Director/Secretary

                                     PART F
                                DEED OF COVENANT


                                     (LEASE)

                                                                     LINKLATERS
                                                                     & ALLIANCE

-------------------------------------------------------------------------------


                                 Dated [o] 2001

                                 POWERGEN UK PLC

                                       and

                           EDISON FIRST POWER LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.





                                DEED OF COVENANT


                                 - relating to -

               The assignment of a Lease of commercial premises at Fiddler's Ferry Power Station, Warrington, Cheshire





                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

DEED OF COVENANT

THIS DEED is made on [o] 2001

BETWEEN:

(1) POWERGEN UK PLC registered in England and Wales with registered number 2366970 and whose registered office is at 53 New Broad Street, London EC2M 1JJ (the LANDLORD);

(2) EDISON FIRST POWER LIMITED registered in Guernsey with registered number 35167 and whose registered office is at 1 Le Marchant Street, St Peter Port, Guernsey, Channel Islands GY1 EHP (EFPL); and

(3) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht, 1017 CG, Amsterdam, The Netherlands (the PURCHASER).

WHEREAS:

(A) The Landlord granted the Lease of the Property to EFPL pursuant to the Agreement for Lease dated 30 April 1999 made between the Landlord (1) and EFPL (2) as amended by a Deed of Amendment dated 8 July 1999 between the same parties (together the AGREEMENT).

(B) EFPL has entered into an agreement with the Purchaser to assign the Lease of the Property to the Purchaser.

(C) The Lease is a new tenancy within the meaning of Section 1(3) of the Landlord and Tenant (Covenants) Act 1995.

(D) The Purchaser is obliged by clause 13.3 of Schedule 2 of the Lease to enter into such deeds of covenant with the Landlord as the Landlord may reasonably stipulate.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions shall, unless the context otherwise requires, bear the following meanings:

         ASSIGNMENT means the deed of assignment of the Lease of even date herewith between EFPL (1) and the Purchaser (2);

         LEASE means the lease dated 19 July 1999 granted by the Landlord to EFPL of the Property for a term of 199 years from 19 July 1999;

         PROPERTY means land and buildings at Fiddler's Ferry Power Station, Warrington, Cheshire as more particularly described in and demised by the Lease; and

         TERM means the term of the Lease and any holding over, extension or continuation of it whether by statute, agreement or otherwise.

1.2 The headings in this Deed are for convenience only and shall not affect its interpretation.

1.3 References to Recitals and Clauses are to recitals and clauses of this Deed.

2        PURCHASER'S AGREEMENTS

         The Purchaser covenants with the Landlord from the date of the Assignment and for the remainder of the Term that:

2.1 the information that it has provided about its identity and financial strength to the Landlord pursuant to Clause 13.3 to Schedule 2 of the Lease is true and accurate; and

2.2 it will observe and perform all covenants, conditions, obligations and provisions on the part of the tenant contained in the Lease.

3        THE LANDLORD'S ACKNOWLEDGEMENT

         The Landlord acknowledges to EFPL and the Purchaser that the Purchaser has satisfied the net asset value requirements set out in Clause 13.2 of Schedule 2 of the Lease and is a permitted assignee for the purposes of the Lease.


4        CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

         A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.



EXECUTED as a deed on the date set out above:


EXECUTED AND DELIVERED              )
as a DEED by POWERGEN UK            )
PLC                                 )
acting by:                          )


Director

Director/Secretary


EXECUTED AND DELIVERED              )
as a DEED by EDISON FIRST           )
POWER LIMITED                       )
acting by:                          )


Director

Director/Secretary

EXECUTED AND DELIVERED              )
as a DEED by AEPR GLOBAL            )
HOLLAND HOLDING B.V.                )
acting by:                          )


Director

Director/Secretary

                                     PART G
                    DEED OF ASSIGNMENT OF PROPERTY AGREEMENTS

                                                                    LINKLATERS
                                                                    & ALLIANCE

------------------------------------------------------------------------------



                                 Dated [o] 2001

                           EDISON FIRST POWER LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.




                         DEED OF ASSIGNMENT OF PROPERTY
                                   AGREEMENTS


                                - relating to -

               Fiddler's Ferry Power Station, Warrington, Cheshire

DEED OF ASSIGNMENT OF PROPERTY AGREEMENTS

THIS DEED is made on [o] 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with number 35167 and whose registered office is at c/o Ozannes, 1 Le Marchant Street, St Peter Port, Guernsey GY1 4HP (the ASSIGNOR); and

(2) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht 1017 CG, Amsterdam, The Netherlands (the ASSIGNEE).

WHEREAS:

(A) The Assignor has the benefit of the various agreements (the AGREEMENTS) pursuant to a Deed of Assignment dated 19 July 1999 between Powergen UK plc and the Assignor, and briefly described in the Schedule hereto relating or appurtenant to the property known as Fiddler's Ferry Power Station, Warrington, Cheshire (the PROPERTY).

(B) The Assignor has assigned to the Assignee the lease of the Property dated 19 July 1999 between Powergen UK plc and the Assignor (the LEASE) for a term of 199 years commencing on 19 July 1999.

(C) By a sale and purchase agreement (the CONTRACT) dated [o] the Assignor agreed to transfer and the Assignee agreed to take, inter alia, the benefit of the Agreements in consideration of the agreements contained in and the sums to be paid under the Contract.

This Deed witnesses:

1 In pursuance of the Contract the Assignor (insofar as it is able) HEREBY ASSIGNS unto the Assignee such right, title and interest as the Assignee has in the Agreements (subject to any covenants and obligations on the part of the Assignor contained in the Agreements) TO HOLD the same unto the Assignee absolutely.



EXECUTED as a deed on the date set out above:

                                    SCHEDULE


DATE                           DOCUMENT                                 PARTIES
25 March 1991                  Consent to discharge trade effluent      National Rivers Authority (1)
                               via 2 outfalls into St Helen's Canal     Powergen (2)

28 March 1994                  Sidings Agreement                        British Railways Board (1)
                                                                        Powergen (2)

23 December 1966               Deed of Grant                            British Railways Board (1)
                                                                        CEGB (2)

30 April 1982                  Deed of Grant                            Warrington Borough Council (1)
                                                                        CEGB (2)

26 August 1988                 Deed of Grant                            British Railways Board (1)
                                                                        CEGB (2)

17 June 1971                   Agreement                                British Railways Board (1)
                                                                        CEGB (2)

21 December 1970               Deed of Grant                            Bush Boake Allen Ltd (1)
                                                                        CEGB (2)

15 July 1999                   Novation of Pillar of Support Agreement  The Coal Authority (1)
                                                                        Edison First Power Limited (2)

15 July 1999                   Novation of Interface Agreement          Powergen (1)
                                                                        Edison First Power Limited (2)
                                                                        The National Grid Company plc (3)

EXECUTED AND DELIVERED as a         )
DEED by EDISON FIRST POWER          )
LIMITED                             )
acting by:                          )


Director

Director/Secretary




EXECUTED AND DELIVERED as a         )
DEED by AEPR GLOBAL HOLLAND         )
HOLDING B.V.                        )
acting by:                          )


Director

Director/Secretary

                                     PART H
                               DEED OF ASSIGNMENT


                                   CROWN LEASE

                                                                    LINKLATERS
                                                                    & ALLIANCE

------------------------------------------------------------------------------



                                 Dated [o] 2001

                           EDISON FIRST POWER LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.




                               DEED OF ASSIGNMENT


                                 - relating to -

               Fiddler's Ferry Power Station, Warrington, Cheshire






                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

DEED OF ASSIGNMENT

THIS DEED is made on [o] 2001

BETWEEN:

(1) EDISON FIRST POWER LIMITED registered in Guernsey with number 35167 and whose registered office is at c/o Ozannes, 1 Le Marchant Street, St Peter Port, Guernsey GY1 4HP (the ASSIGNOR); and

(2) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht 1017 CG, Amsterdam, The Netherlands (the ASSIGNEE).

WHEREAS:

(A) The Assignor has the benefit of the lease dated 25 September 1996 between The Queen (Duchy of Lancaster) and Powergen plc (the CROWN LEASE) pursuant to a Deed of Assignment dated 19 July 1999 between Powergen UK plc and the Assignor, relating or appurtenant to the property known as Fiddler's Ferry Power Station Warrington Cheshire (the PROPERTY).

(B) The Assignor has assigned to the Assignee the lease of the Property dated 19 July 1999 between Powergen UK plc and the Assignor (the LEASE) for a term of 199 years commencing on 19 July 1999.

(C) By a sale and purchase agreement (the CONTRACT) dated [o] the Assignor agreed to transfer and the Assignee agreed to take, inter alia, the benefit of the Crown Lease in consideration of the agreements contained in and the sums to be paid under the Contract.

IT IS AGREED as follows:

1 In pursuance of the Contract the Assignor (insofar as it is able) HEREBY ASSIGNS unto the Assignee the Crown Lease (subject to any covenants and obligations on the part of the Assignor contained in the Crown Lease) TO HOLD the same unto the Assignee absolutely.

2 The Assignee hereby covenants with the Assignor with the object and intention of affording the Assignor a full and sufficient indemnity but not further or otherwise that the Assignee will from the date hereof during the continuance of the Crown Lease perform and observe the covenants conditions and obligations binding on the Assignor contained in the Crown Lease and will at all times indemnify and keep the Assignor indemnified from and against all actions, proceedings, claims, costs, demands, and liabilities whatsoever arising by reason of any breach non-performance or non-observance of any of these covenants conditions and obligations.



EXECUTED as a deed on the date set out above:

EXECUTED AND DELIVERED as a         )
DEED by AEPR GLOBAL HOLLAND         )
HOLDING B.V.                        )

acting by:


Director

Director/Secretary



EXECUTED AND DELIVERED as a         )
DEED by EDISON FIRST POWER          )
LIMITED                             )
acting by:                          )


Director

Director/Secretary

                                     PART I
                     DEED OF COVENANT (PROPERTY AGREEMENTS)

                                                                    LINKLATERS
                                                                    & ALLIANCE

------------------------------------------------------------------------------



                                 Dated [o] 2001




                                 POWERGEN UK PLC

                                       and

                           EDISON FIRST POWER LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.

                                DEED OF COVENANT

                                 - relating to -

                      land at Fiddler's Ferry Power Station
                              Warrington, Cheshire

DEED OF COVENANT

THIS DEED is made on [o] 2001

BETWEEN:

(1) POWERGEN UK PLC whose registered office is at 53 New Broad Street London EC2M 1JJ (formerly known as Powergen Plc) (POWERGEN);

(2) EDISON FIRST POWER LIMITED registered in Guernsey under Company Number 35167 and whose registered office is at 1 Le Marchant Street St Peter Port Guernsey, Channel Islands GY1 4HP (EFPL); and

(3) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht 1017CG, Amsterdam, The Netherlands (PURCHASER).



WHEREAS:

(A) Powergen granted the Lease (as defined below) to EFPL pursuant to an Agreement for Lease dated 30 April 1999 between (1) Powergen and (2) EFPL and amended by a Deed of Amendment dated 8 July 1999 between the same parties (together the AGREEMENT).

(B) Pursuant to the Agreement Powergen agreed to assign to EFPL on the grant of the Lease or as soon as permitted thereafter certain agreements which contained rights beneficial for the use of the Property as a power station (the Property Agreements) and EFPL undertook to assume the obligations of Powergen in respect of the Property Agreement and to indemnify Powergen in respect of all liabilities arising therefrom.

(C) EFPL has entered into an agreement with the Purchaser to assign the Lease and the benefit of the Property Agreements to the Purchaser.

DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions have the following meanings unless inconsistent with the context:

         ASSIGNMENT means the deed of assignment of the Lease of even date herewith made between (1) EFPL and (2) the Purchaser;

         LEASE means the lease of the Property dated 19 July 1999 between (1) Powergen and (2) EFPL for a term of 199 years from 19 July 1999;

         PROPERTY means the land and buildings at Fiddler's Ferry Power Station, Warrington, Cheshire and more particularly described in Schedule 1 of the Lease;

         PROPERTY AGREEMENTS means the contracts licences and other agreements set out in Schedule 4 to the Agreement and set out for the avoidance of doubt in the Schedule hereto.

1.2 The headings to the clauses shall not affect the construction of this Deed.

COVENANTS BY THE PURCHASER

2 The Purchaser covenants with Powergen from the date of the Assignment that it will during the continuation of any of the Property Agreements carry out, perform and complete all the obligations and liabilities of Powergen created by or arising under the Property Agreements and shall indemnify Powergen and keep it fully and effectually indemnified against all liabilities, losses, actions, proceedings, costs, claims, demands and expenses brought or made against or made or incurred by Powergen in respect of the non-performance or wrongful or defective or negligent performance by the Purchaser or its employees, agents or sub-contractors of the Property Agreements after the date hereof and such indemnity shall include any taxes or other duties payable by Powergen in respect of any of the amounts mentioned in this clause.

RELEASE OF EFPL

3 Powergen hereby releases EFPL from all obligations on its part contained in and all liabilities whatsoever under or in connection with the Property Agreements or any covenant or indemnity given in relation thereto arising from the date of the Assignment and all actions proceedings costs claims damages losses demands and expenses arising from any such obligations and liabilities and Powergen shall have no claim against EFPL in respect of the same.



EXECUTED as a deed on the date set out above:

                                    SCHEDULE


                               PROPERTY AGREEMENTS

DATE                      DOCUMENT                           PARTIES
25 March 1991             Consent to discharge trade         National Rivers Authority (1)
                          effluent via 2 outfalls into St    Powergen (2)
                          Helen's Canal

28 March 1994             Sidings agreement                  British Railways Board (1)
                                                             Powergen (2)

23 December 1966          Deed of grant                      British Railways Board (1)
                                                             CEGB (2)

30 April 1982             Deed of grant                      British Railways Board (1)
                                                             CEGB (2)

26 August 1988            Deed of grant                      British Railways Board (1)
                                                             CEGB (2)

17 June 1971              Agreement                          British Railways Board (1)
                                                             CEGB (2)

21 December 1970          Deed of Grant                      Bush Boake Allen Ltd (1)
                                                             CEGB (2)

EXECUTED AND DELIVERED as a DEED by    )
EDISON FIRST POWER LIMITED             )
acting by:                             )


Director

Director/Secretary




EXECUTED AND DELIVERED as a DEED by    )
POWERGEN UK PLC                        )
acting by:                             )


Director

Director/Secretary




EXECUTED AND DELIVERED as a DEED by    )
AEPR GLOBAL HOLLAND HOLDING B.V.       )
acting by:                             )


Director

Director/Secretary

                                   SCHEDULE 12
 COAL SALE CONTRACTS, COAL PURCHASE CONTRACTS AND ELECTRICITY TRADING CONTRACTS


                                     PART A
                 COAL SALE CONTRACTS AND COAL PURCHASE CONTRACTS



COMMON INDEX DOCUMENTS

--------------------------------------------------------------------------------------------------------------------------
   REFERENCE          DATE OF               PARTIES                               DESCRIPTION
NUMBER: FF FILE/     DOCUMENT
 DUE DILIGENCE/
     DOC. NO
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/1          23/07/01        EFPL; and                   Humber International Terminal 1 Agreement
                                  Associated British Ports
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/2          25-Jul-01       English Welsh & Scottish    Coal Haulage Agreement
                                  Railway Limited; and EFPL
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/3          1-Nov-00        Galbraith's Limited         Polish Coal Charter Party Form
                                  (Shipbroker);
                                  Cobelfret S.A. (Owners);
                                  and EFPL (Charterers)
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/4          30-Apr-99       PG; and                     Liverpool Bulk Terminal Agreement Contract
                                  EFPL                        No.FPIF030
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/5          8-Mar-01        Cobam N.V.; and             Charter Party Contract Two Shipments from La
                                  EFPL                        Cienaga to United Kingdom
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/6          31-Mar-90       EFPL;                       Gale Common Agreement
                                  Powergen; and
                                  National Power
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/8          23-Dec-99       EFPL; and                   Side letter to contract no. FPIF 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              Standard Option Date and the Premium Option Date
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/9          11-May-99       EFPL; and                   Side letter to contract no. FPIF 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              terms and conditions of the contract and the terms
                                                              for demurrage and dispatch  in US dollars
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   REFERENCE          DATE OF               PARTIES                               DESCRIPTION
NUMBER: FF FILE/     DOCUMENT
 DUE DILIGENCE/
     DOC. NO
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/10         23-Jun-00       EFPL; and                   Side letter to contract no FPIP 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              terms and conditions of the contract and
                                                              concerning tonnage
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/11         5-Jul-00        EFPL; and                   Side letter to contract no FPIP 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              terms and conditions of the contract and
                                                              concerning tonnage
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/12         23-Aug-00       EFPL; and                   Side letter to contract no FPIP 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              terms and conditions of the contract and the
                                                              Shipping Programme
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/13         20-Dec-00       EFPL; and                   Side letter to contract no FPIP 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              terms and conditions of the contract and the
                                                              Shipping Programme
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/14         12-Apr-01       EFPL; and                   Side letter to contract no FPIP 030 - Liverpool
                                  Powergen UK plc             Bulk Terminal, dated 30th April 1999, amending the
                                                              terms and conditions of the contract and the
                                                              Shipping Programme
--------------------------------------------------------------------------------------------------------------------------
 5/8.1/15         Undated         EFPL; and                   Master Coal Purchase and Sale Agreement for FF and
                                  Enron Capital & Trade       FB
                                  Resources Ltd
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/1          15-Feb-01       EFPL; and                   CIF Contract for the Supply of Russian Coal by
                                  Glencore International AG   Panamax Vessel into LBT
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/2          21-Dec-00       EFPL; and                   CIF Contract for the Supply of Russian Coal
                                  Glencore International AG
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/3          18-Aug-99       EFPL; and                   Master Coal Purchase and Sale Agreement for FF & FB
                                  Enron Capital & Trade
                                  Resources Limited
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/4          13-Jul-00       EFPL; and                   Letter Confirming Terms of Master Coal Sale and
                                  Enron Capital & Trade       Purchase Agreement for Delivery of Coal to the
                                  Resources Limited           Liverpool Bulk Terminal
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   REFERENCE          DATE OF               PARTIES                               DESCRIPTION
NUMBER: FF FILE/     DOCUMENT
 DUE DILIGENCE/
     DOC. NO
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/5          13-Jul-00       EFPL; and                   Letter referring to Master Coal Purchase and Sale
                                  Enron Capital & Trade       Agreement for  FB & FF
                                  Resources Limited
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/6          13-Jul-00       EFPL; and                   Amendment Agreement relating to Master Coal
                                  Enron Capital & Trade       Purchase and Sale Agreement dated 13 August 1999
                                  Resources Limited
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/7          17-Jan-01       PG; and                     Contract No. FSIC 152 for the supply of coal to
                                  EFPL Drax Power Station
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/8          5-Jan-01        EFPL; and                   Contract No. FS03/2001 for the supply of coal to
                                  Innogy UK Limited           Drax and/or Eggborough Power Stations
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/9          Undated         EFPL; and                   FOB Contract for the supply of International Coal
                                  Billiton Marketing AG
--------------------------------------------------------------------------------------------------------------------------
 6/8.2/10         4-May-01        EFPL; and                   FOB Contract for the supply of International Coal
                                  Interocean Coal Sales LDC
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/11         Draft dated 2   EFPL; and                   Contract No. FS04 for the supply of coal to Power
                  April 2001      TXU Europe Energy Trading   Station
                                  Limited
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/12         Apr-01          EFPL; and                   Contract No. FP06 Free On Rail Contract for the
                                  The Scottish Coal Company   Supply of Steam Coal
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/13         20-Apr-01       PG; and                     Contract No. FSIC 160 for the Supply of Coal to
                                  EFPL                        West Burton Power Station
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/13a        25-Jul-01       Powergen; and               Letter re: Contract Reference FSIC 160- West
                                  EFPL                        Burton Power Station; FSIC 135- FF Power Station;
                                                              FSIC 134- FB Power Station
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/14         25-Jan-01       EFPL; and                   FOB Contract for the Supply of International Coal
                                  ICF Trading Limited
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/15         17-Aug-00       PG; and                     Contract for the Supply of Coal Contract No. FPIF
                                  EFPL                        044
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/16         25-Jul-00       PG; and                     Contract for the Supply of Coal Contract No. FPIF
                                  EFPL                        043
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   REFERENCE          DATE OF               PARTIES                               DESCRIPTION
NUMBER: FF FILE/     DOCUMENT
 DUE DILIGENCE/
     DOC. NO
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/17         12-Sep-00       EFPL; and                   Contract for the Supply of Coal Contract No.
                                  Parkhil Estates Ltd         FS02/2000
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/18         5-Sep-00        EFPL; and                   Contract for the Supply of Coal Contract No.
                                  Scottish Power UK PLC       FS01/2000
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/19         27-Apr-01       EFPL; and                   CIF Contract for Supply of Russian Coal FP07/2001
                                  Glencore International AG
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/20         3-Apr-01        EFPL; and                   Free On Rail Contract for the Supply of Steam Coal
                                  The Scottish Coal Company   Contract No. FP06
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/21         20-Apr-01       EFPL; and                   Contract for the Supply of Coal Contract No. FSIC
                                  TXU Europe Energy Trading   152
                                  Ltd
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/21a        8-Aug-01        EFPL; and                   Side Letter to contract No. FSIC 152
                                  TXU Europe Energy Trading
                                  Limited
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/22         20-Apr-01       PG UK plc; and EFPL         Contract No. FSIC160 for the supply of coal to
                                                              West Burton Power Station.
--------------------------------------------------------------------------------------------------------------------------
 8.2/23           3-Aug-01        EFPL; and                   FOB Contract for the supply of South African coal
                                  Total Exploration South     by Panamax vessel into LBT Contract Ref. FP10
                                  Africa (Pty) Limited        (Signed)
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/24         Undated         EFPL;                       Draft CIF Contract Reference FP09 for the Supply
                                  and Glencore International  of South African Coal by Capesize Vessel into
                                  AG Hunterston
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/25         2-Mar-01        Marsh Limited; and EME      Terms of Insurance cover provided by Marsh Limited
                                                              to EME for Shipment and Storage of Coal
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/26         22-Jun-01       Pacific Carriers Ltd;       Charter Party
                                  and
                                  EFPL
--------------------------------------------------------------------------------------------------------------------------
 7/8.2/27         Undated         EFPL; and                   Draft Humber International Terminal 1 Agreement
                                  Associated British Ports
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   REFERENCE          DATE OF               PARTIES                               DESCRIPTION
NUMBER: FF FILE/     DOCUMENT
 DUE DILIGENCE/
     DOC. NO
--------------------------------------------------------------------------------------------------------------------------
 8.2/28           4-Apr-01        Hull Bulk Handling Ltd;     Quotation for Imports of Steam
                                  and                         Coal through Hull Bulk Handling for Period 1st Jan
                                  EME                         02 - 21 Dec 02
--------------------------------------------------------------------------------------------------------------------------
 8.2/29           30-Jul-01                                   Powergen Summary of EFPL
                                                              Contract Tonnage
                                                              (Not verified by EFPL)
--------------------------------------------------------------------------------------------------------------------------
 8.2/30           11-Dec-00       EFPL; and                   Contract for the supply of Reclaimed fuel oil
                                  Oil Salvage Ltd
--------------------------------------------------------------------------------------------------------------------------
 8.2/31           Undated         EFPL; and                   Agreement for the supply of fuel to FB
                                  Totalfina Great Britain Ltd
--------------------------------------------------------------------------------------------------------------------------
 8.2/32           Undated         Powergen; and               Contract for the supply of Gas oil with letter re:
                                  Shell UK Ltd                contract extension
--------------------------------------------------------------------------------------------------------------------------
 8.2/33           1-Aug-01        EFPL; and                   CIF contract for the supply of Tselentsis coal by
                                  Glencore International AG   Paanamax vessel into BT. Contract Ref. FP11
                                                              (Signed)
--------------------------------------------------------------------------------------------------------------------------
 8.2/34           17-May-01       Medmar; and                 Americanized Welsh Coal Charter Party
                                  EFPL
--------------------------------------------------------------------------------------------------------------------------
 8.2/34           21-Sep-01       EFPL                        Edison First Power Limited Statement of Committed
                                                              Sales
--------------------------------------------------------------------------------------------------------------------------

FIDDLER'S FERRY INDEX DOCUMENTS

--------------------------------------------------------------------------------------------------------------------------
8.1/1                             1-Apr-96 to                 Summary tables of Coal Deliveries from 1996
                                   31-Mar-97                  to 1998 for FF
--------------------------------------------------------------------------------------------------------------------------
8.1/2                             1-Apr-96 to                 Summary tables of Oil Deliveries from 1996 to
                                   31-Mar-97                  1998 for FF
--------------------------------------------------------------------------------------------------------------------------
8.1/3               Undated                                   Tables Illustrating the Sulphur content of
                                                              fuels and Specification for Reclaimed fuel oil
--------------------------------------------------------------------------------------------------------------------------
8.1/4             1996 to 1998                                Index of Fuel Combustion trial Reports (Power
                                                              Technology)
--------------------------------------------------------------------------------------------------------------------------
8.1/5             1998 to 1999                                Coal Burn Guidance documents 1998 to 1999
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
8.1/6                   1-Jan-99      Powergen                Liverpool Bulk Terminal Business Terms
--------------------------------------------------------------------------------------------------------------------------
8.1/7                 1996 to 1997                            Supplier Details for FF Imported Generation
                                                              Coals
--------------------------------------------------------------------------------------------------------------------------
8.1/8                  18-Aug-99      EFPL; and               Side letter to contract no FSIC 135 for the
                                      Powergen UK plc         supply of coal to FF, dated 30th April 1999,
                                                              relating to weight determination
--------------------------------------------------------------------------------------------------------------------------
8.1/9                  21-Dec-99      EFPL; and               Side letter to contract no FSIC 135 for the
                                      Powergen UK plc         supply of coal to FF, dated 30th April 1999,
                                                              relating to weight determination
--------------------------------------------------------------------------------------------------------------------------
8.1/10                 25-Apr-00      EFPL; and               Side letter to contract no FSIC 135 for the
                                      Powergen UK plc         supply of coal to FF, dated 30th April 1999,
                                                              concerning the transferral of the Delivery of
                                                              Tonnage from FF to FB power station
--------------------------------------------------------------------------------------------------------------------------
8.1/11                 12-Jan-01      EFPL; and               Side letter to contract no FSIC 135 for the
                                      Powergen UK plc         supply of coal to FF, dated 30th April 1999,
                                                              concerning the terms of delivery to Drax
                                                              power station
--------------------------------------------------------------------------------------------------------------------------
8.2/1                  16-Dec-99      EFPL; and               Confirmation to the Master Coal Purchase and
                                      Enron Capital & Trade   Sale Agreement for the Delivery of Coal Using
                                      Resources Limited       Liverpool Bulk Terminal to FF
--------------------------------------------------------------------------------------------------------------------------
8.2/2                   3-Sep-99      EFPL; and               Confirmation to the Master Coal Purchase and
                                      Enron Capital & Trade   Sale Agreement for the Delivery of Coal Using
                                      Resources Limited       Liverpool Bulk Terminal to FF Contract Number
                                                              ECTRL N12935
--------------------------------------------------------------------------------------------------------------------------
8.2/3                   3-Sep-99      EFPL; and               Confirmation to the Master Coal Purchase and
                                      Enron Capital & Trade   Sale Agreement for the Delivery of Coal Using
                                      Resources Limited       Liverpool Bulk Terminal to FF Contract Number
                                                              ECTRL N12934
--------------------------------------------------------------------------------------------------------------------------
8.2/4                  30-Apr-99      PG; and                 Contract No. FSIC 135 for the supply of coal
                                      EFPL                    to FF
--------------------------------------------------------------------------------------------------------------------------
8.2/4a                  8-Jul-99      PG; and                 Amendment Agreement with respect to Coal
                                      EFPL                    Supply Contract NO. FSIC 135 for the supply
                                                              of Coal to FF
--------------------------------------------------------------------------------------------------------------------------
8.2/5                  25-Jul-01      PG; and                 Side letter to contract ref: FSIC- Drax Power
                                      EFPL                    Station and contract ref: 135 (FF)
--------------------------------------------------------------------------------------------------------------------------
8.2/6                  12-Jan-01      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------

8.2/7                   9-Jan-01      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/8                   6-Oct-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/9                   5-Oct-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/10                 23-Aug-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/11                  5-Jul-01      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/12                 26-Apr-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/13                 25-Apr-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/14                 12-Apr-01      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/15                  4-Apr-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/16                  4-Jan-00      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/17                 21-Dec-99      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/18                  1-Aug-01      PG; and                 Side letter to contract No. FSIC 135 for FF
                                      EFPL
--------------------------------------------------------------------------------------------------------------------------
8.2/19                 12-Sep-01      PG; and EFPL            Side letter to contract No. FFIF030 Liverpool
                                                              Bulk Terminal
--------------------------------------------------------------------------------------------------------------------------
8.2/20                 10-Aug-01      EFPL; and               Ash processing and removal agreement
                                      Rocktron (Widnes) Ltd
--------------------------------------------------------------------------------------------------------------------------

                                     PART B
                          ELECTRICITY TRADING CONTRACTS



COMMON CONFIDENTIAL INDEX DOCUMENTS

ELECTRICITY FORWARD ASSOCIATION GRID TRADE MASTER AGREEMENTS

--------------------------------------------------------------------------------------------------------------------------
         6.3/1                    Undated            EFPL
--------------------------------------------------------------------------------------------------------------------------

         6.3/3                   21-Mar-01           EFPL; and Accord Energy Limited
--------------------------------------------------------------------------------------------------------------------------
         6.3/4                   20-Mar-01           EFPL; and
                                                     AEP Energy Services Limited
--------------------------------------------------------------------------------------------------------------------------
         6.3/5                   21-Mar-01           EFPL; and Bizzenergy.com Limited
--------------------------------------------------------------------------------------------------------------------------
         6.3/6                   21-Mar-01           EFPL; and
                                                     British Gas Trading Limited
--------------------------------------------------------------------------------------------------------------------------
         6.3/7                   26-Mar-01           Enron Capital & Trade Resources International Corp.;
                                                     Enron Capital & Trade Resources Limited; and EFPL
--------------------------------------------------------------------------------------------------------------------------
         6.3/8                   19-Mar-01           EFPL; and
                                                     First Hydro Company
--------------------------------------------------------------------------------------------------------------------------
         6.3/9                   21-Mar-01           EFPL; and
                                                     London Electricity plc
--------------------------------------------------------------------------------------------------------------------------
         6.3/10                  20-Mar-01           EFPL; and
                                                     Magnox Electric plc
--------------------------------------------------------------------------------------------------------------------------
         6.3/11                   6-Mar-01           EFPL; and
                                                     Northern Electric plc
--------------------------------------------------------------------------------------------------------------------------
         6.3/12                   2-Mar-01           EFPL; and
                                                     PG
--------------------------------------------------------------------------------------------------------------------------
         6.3/13                  20-Mar-01           EFPL; and
                                                     Scottish and Southern Energy plc
--------------------------------------------------------------------------------------------------------------------------
         6.3/14                  23-Mar-01           EFPL; and
                                                     Scottish Power UK plc
--------------------------------------------------------------------------------------------------------------------------
         6.3/15                  20-Mar-01           EFPL; and
                                                     Seeboard plc
--------------------------------------------------------------------------------------------------------------------------
         6.3/16                  26-Mar-01           EFPL; and
                                                     TXU Europe Energy Trading Limited
--------------------------------------------------------------------------------------------------------------------------
         6.3/17                   5-Mar-01           EFPL; and
                                                     YEG plc
--------------------------------------------------------------------------------------------------------------------------
        6.3/58                   12-Jul-01           EFPL; and
                                                     Innogy Plc
--------------------------------------------------------------------------------------------------------------------------
        6.3/59                   11-Jul-01           EFPL; and
                                                     Killingholme Power Ltd
--------------------------------------------------------------------------------------------------------------------------
        6.3/70                    1-Aug-01           EFPL; and
                                                     British Energy Power and Energy Trading Limited
--------------------------------------------------------------------------------------------------------------------------


                                     - 139 -

        6.3/72                   26-Sep-01           EFPL; and
                                                     Entergy-Koch Trading Ltd
--------------------------------------------------------------------------------------------------------------------------


together with all contracts entered into pursuant to Clause 4.1.3.

                                   SCHEDULE 13
                                    PENSIONS



1        DEFINITIONS

         ACTUARY'S LETTER means the letter from EFPL's Actuary to and countersigned by the Purchaser's Actuary a copy of which is attached;

         EMPLOYEE MEMBER means those Relevant Members who are members of the Pension Scheme at Completion and any (subject to Inland Revenue approval) other employees employed in the Business who with the consent of EFPL become members of the Pension Scheme during the Transitional Period and who at the relevant time are employed by Purchaser A;

         EFPL'S ACTUARY means Keith Lelliott of Bacon & Woodrow, or another actuary appointed by EFPL for the purpose of this Schedule;

         MEMBERSHIP TRANSFER DATE means 1 April 2002, or another date agreed by EFPL and Purchaser A;

         PAYMENT DATE means the date on which payment of the Transfer Payment is due under paragraph 5.3;

         PROTECTED EMPLOYEE means an Employee Member who is a protected employee as defined in Regulation 3 of the Protection Regulations;

         PROTECTION REGULATIONS means the Electricity (Protected Persons) (England and Wales) Pensions Regulations 1990 (SI 1990 No 346);

         PURCHASER'S ACTUARY means Judith Fish FIA of Deloitte & Touche, or another actuary appointed by Purchaser A for the purpose of this Schedule;

         PURCHASER'S SCHEME means the pension scheme set up or nominated by Purchaser A as described in paragraph 2.1;

         TRANSFER PAYMENT means the amount to be paid from the Pension Scheme to the Purchaser's Scheme calculated as described in paragraph 4 of the Actuary's Letter;

         TRANSFERRING MEMBER means an Employee Member who immediately before the Membership Transfer Date is employed by Purchaser A and is also a member of the Pension Scheme, who joins the Purchaser's Scheme on the Membership Transfer Date, and who consents to a transfer of assets being made for him to the Purchaser's Scheme under paragraph 5.1; and

         TRANSITIONAL PERIOD means the period commencing on the date of Completion and ending on the day immediately preceding the Membership Transfer Date (both days inclusive).

2        PURCHASER'S SCHEME

2.1 Purchaser A will set up or nominate a pension scheme by the Membership Transfer Date which will be a contracted-out and an exempt approved scheme or capable of approval as an exempt approved scheme for the purposes of Chapter I Part XIV of the Income and Corporation Taxes Act 1988.

2.2 Purchaser A will before the Membership Transfer Date invite the Employee Members to join the Purchaser's Scheme on that date. Any Relevant Employee who has not become eligible to join the Pension Scheme by the Membership Transfer Date will be able to join the Purchaser's Scheme on the date he or she would have become eligible to join the Pension Scheme if it had continued to apply to him.

2.3 EFPL and Purchaser A will use all reasonable endeavours to ensure that before the Membership Transfer Date, each Employee Member who is entitled to benefits under the Pension Scheme immediately before the Membership Transfer Date is invited, in terms approved by each of them (such approval not to be unreasonably delayed or withheld), to consent within 4 weeks of the Membership Transfer Date to a transfer of assets being made for him or her from the Pension Scheme to the Purchaser's Scheme.

2.4 The Purchaser's Scheme will at the outset provide benefits in respect of each Transferring Member's service with Purchaser A from the Membership Transfer Date on a basis which is agreed by EFPL's Actuary and the Purchaser's Actuary to be at least equivalent in value to the basis on which benefits are provided by the Pension Scheme immediately before the date of this Agreement (as in force at the date of this Agreement and disclosed to Purchaser A).

3        PROTECTED EMPLOYEES

3.1 Purchaser A undertakes to EFPL and to Powergen and warrants that it will comply with the provisions of the Protection Regulations in respect of the Protected Employees.

3.2 Purchaser A agrees that, should it fail to comply in any way or if such arrangements that it sets in place in order to comply fail or are held not to be sufficient to comply with the Protection Regulations and liability attaches to EFPL or Powergen as a consequence of Purchaser A's failure to comply with the Protection Regulations, it shall fully indemnify (on an after tax basis) EFPL or Powergen (as the case may be) in respect of any such liability, including but not limited to any costs incurred or awards made.

3.3 Purchaser A agrees that, should it request that the Protected Employees waive their rights under the Protection Regulations, it shall be responsible for all and any consideration payable to the Protected Employees in respect of the waiving of such rights and shall indemnify (on an after tax basis) EFPL and Powergen against any costs, liabilities or claims for which EFPL or Powergen (as the case may be) may be held responsible or which they may incur as a consequence of such a request or such a waiver, including, but not limited to any claim that the waiver is ineffective or has been improperly obtained.

3.4 If the accrued or future pension rights in respect of any Protected Employees are transferred to any other employer in circumstances where they remain protected beneficiaries under the Protection Regulations, Purchaser A will ensure that the successor enters into an identical undertaking with EFPL and Powergen as Purchaser A's undertaking to EFPL and Powergen in paragraph 3.1. It will also ensure that the undertaking includes an undertaking by the successor to ensure that identical obligations are imposed on any subsequent employers to whom such rights are transferred. Purchaser A will indemnify (on an after tax basis) EFPL and Powergen against any failure by the successor or any such subsequent employer to comply with those obligations and any breach by the successor or any subsequent employer of those obligations will be treated as if it were a breach by Purchaser A of its obligations under paragraph 3.1.

3.5 Powergen shall be entitled to enforce the provisions of paragraphs 3.1 to 3.4 of this Schedule against Purchaser A in accordance with the Contracts (Rights of Third Parties) Act 1999. That Act shall apply to paragraphs 3.1 to 3.4 for this purpose, notwithstanding any contrary provisions elsewhere in this Agreement.

4        TRANSITIONAL PERIOD OF PARTICIPATION

         The following will apply between Completion and the day before the Membership Transfer Date.

4.1 EFPL will ensure that Purchaser A may participate in the Pension Scheme in respect of the Employee Members during the Transitional Period. For this purpose Purchaser A will enter into the Deed of Participation in a form required by EFPL. The deed will be in the form attached as Appendix 1 to this schedule.

4.2 Purchaser A will do everything necessary to procure that the employment of the Employee Members are contracted-out by reference to the Pension Scheme during the Transitional Period and EFPL will lend all reasonable assistance to that end.

4.3 Purchaser A will pay contributions in respect of the Employee Members in accordance with clause 13 of the Pension Scheme when due and will observe all other provisions of the Pension Scheme that are applicable to it as a Temporary Participant (as defined in the clauses and rules of the Pension Scheme). In particular, Purchaser A shall pay contributions under Clause 13(1)(a) of the Pension Scheme at the rate of 10% or 12%, as appropriate, of the Salary (as defined in the clauses and rules of the Pension Scheme) of the Employee Members. EFPL undertakes to procure that no determination shall be made under Clause 13(1)(g) or (h) of the Pension Scheme requiring any further sums to be contributed by Purchaser A under that provision.

4.4 Purchaser A will pay expenses at a rate of 0.75% of each Employee Member's Salary (as defined in the clauses and rules of the Pension Scheme) to EFPL at the same time as it makes contributions under Clause 13(1)(a) of the Pension Scheme in respect of the Employee Members.

4.5 The pensionable pay of any Employee Member shall not be increased at a rate greater than 6% per annum during the Transitional Period without the approval of EFPL.

4.6 Purchaser A appoints First Hydro Company to act on its behalf in dealing with all requirements and other matters applicable to Purchaser A under the Pensions Act 1995 by virtue of its participation in the Pension Scheme. Purchaser A will take any steps required by First Hydro Company to give effect to this authorisation.

4.7 EFPL undertakes to ensure that except as required by law or with the prior consent of Purchaser A (such approval not be unreasonably withheld or delayed):

         4.7.1 the provisions of the Pension Scheme will not be amended in a manner which may affect the benefits or contributions of any of the Employee Members;

         4.7.2 no power or discretion of the Principal Employer or of any Employer (other than Purchaser A) will be exercised in any manner which may affect the benefits or contributions under the Pension Scheme of any Employee Member or any spouse or dependant of any Employee Member;

         4.7.3 the provisions of the Pension Scheme will not be amended in a manner which may affect the contributions payable to the Pension Scheme by Purchaser A; and

         4.7.4    it will not terminate the Pension Scheme before the Payment
                  Date.

4.8 If at any time (whether or not during the Transitional Period) Purchaser A is required to make any payment to or in respect of the Pension Scheme pursuant either to section 75 of the Pensions Act 1995 or to Clause 13(1)(g) or (h) of the Pension Scheme, EFPL shall fully indemnify (on an after tax basis) Purchaser A by way of adjustment to the consideration given by Purchaser A under this Agreement, in respect of the payment.

5        TRANSFER PAYMENT FROM THE PENSION SCHEME

5.1 EFPL will ensure that on the Payment Date the trustees of the Pension Scheme transfer to the Purchaser's Scheme (subject to any restriction in Rule 17C of the Pension Scheme as to the maximum amount that may be transferred from the Pension Scheme) the Transfer Payment described in the Actuary's Letter on the basis that Article 141 of the Treaty of Rome (as amended) does not apply to guaranteed minimum pensions or to the matters disclosed against warranty 11.2 or 12.5 in the Disclosure Letter and calculated by EFPL's Actuary. The transfer will comprise a reasonable cross section of the UK and overseas equity assets of the Pension Scheme, to be agreed between EFPL's Actuary and the Purchaser's Actuary, or paid in cash. To the extent that such agreement is not reached, the payment shall be in cash and may be subject to such deduction (not exceeding 1/2% of the value of the underlying non-cash assets) as EFPL's Actuary and the Purchaser's Actuary agree to be reasonable to reflect the cost of any realisation of non-cash assets by the trustees of the Pension Scheme as may be necessary to enable the payment (or part thereof) to be made in cash. The Transfer Payment will initially be calculated by EFPL's Actuary and shall then be verified and agreed by the Purchaser's Actuary. EFPL will ensure that the Purchaser's Actuary is supplied within 40 working days after the Membership Transfer Date with all information reasonably required by the Purchaser's Actuary to enable her to verify and agree EFPL's Actuary's calculations.

5.2 Payment to the Purchaser's Scheme will only be made on the following conditions:

         5.2.1 the Inland Revenue has consented to the making of the payment which consent EFPL and Purchaser A shall use their best endeavours to secure as soon as reasonably practicable after Completion;

         5.2.2 Purchaser A has complied with all its obligations in this Schedule which fall due to be complied with before the date of payment;

         5.2.3 the trustees of the Purchaser's Scheme have confirmed that they will accept the payment on the terms set out in paragraph 6; and

         5.2.4 the Transfer Payment has been agreed under paragraph 5.1 or determined under paragraph 8.

5.3 Payment to the Purchaser's Scheme is due on the latest of the following:

         5.3.1    four months after the Membership Transfer Date; and

         5.3.2 seven days after the date when the last of the conditions in paragraph 5.2 have been satisfied.

5.4 If the Trustees of the Pension Scheme do not transfer in full, within 14 days of the Payment Date, the amount which EFPL has undertaken in the first sentence of paragraph 5.1 to ensure that they will pay, EFPL will pay to the Purchaser (or as the Purchaser may direct) in cash the amount unpaid less any amount paid by the Trustees in the meantime, further adjusted in accordance with the Actuary's Letter from the Payment Date, by way of an adjustment to the consideration given by the Purchaser under this Agreement. The Purchaser will procure that the amount paid by EFPL is paid into the Purchaser's Scheme.

6 BENEFITS TO BE PROVIDED BY THE PURCHASER'S SCHEME IN RESPECT OF SERVICE UNDER THE PENSION SCHEME

6.1 Subject to receipt of the amount referred to in the first sentence of paragraph 5.1, Purchaser A will ensure that the Purchaser's Scheme provides in respect of each Transferring Member benefits on a basis that EFPL's Actuary and Purchasers A's Actuary agree to be equal in value (on the basis and assumptions set out in the Actuary's Letter) to the basis of the benefits under the Pension Scheme in respect of the Transferring Member's pensionable service before the Membership Transfer Date under the Pension Scheme (in accordance with its provisions as in force at the date of this Agreement and disclosed to Purchaser A in the Disclosure Letter).

6.2 Purchaser A will ensure that pursuant to paragraph 6.1 the Purchaser's Scheme accepts liability for each Transferring Member's accrued rights to a guaranteed minimum pension and rights under Section 9(2B) of the Pension Schemes Act 1993.

7        VOLUNTARY CONTRIBUTIONS

         Nothing previously contained in this Schedule will apply to money purchase voluntary contributions or to the money purchase benefits secured by them. However, EFPL will use reasonable endeavours to ensure that the assets representing Transferring Members' voluntary contributions will be transferred to the Purchaser's Scheme, and Purchaser A will ensure that in that event its scheme credits in full to the account of each of the members concerned an amount equal in value to the assets so transferred in respect of him.

8        DISPUTES

         Clause 16 of this Agreement shall not apply to any matter that falls to be agreed between EFPL and Purchaser A, or EFPL's Actuary and the Purchaser's Actuary, in accordance with this Schedule and the Actuary's Letter. Any dispute between EFPL and Purchaser A, or between EFPL's Actuary and the Purchaser's Actuary, concerning any of the matters to be agreed between them under the provisions of this Schedule and the Actuary's Letter shall in the absence of agreement between them be referred to an independent actuary, whose identity shall be agreed between EFPL and Purchaser A within ten working days of the issue of such a reference first being raised by either party (or failing such agreement, appointed at the request of either EFPL or Purchaser A by the President for the time being of the Institute of Actuaries). The independent actuary shall act as an expert and not as an arbitrator; his decision shall be final and binding on the parties and his expenses shall be borne equally by EFPL and Purchaser A, or otherwise as the independent actuary in his absolute discretion may determine.

9        BACK SERVICE CREDIT

         In respect of any Transferring Members who may be entitled to benefit from a Back Service Credit under the draft resolution under Rule 32 and the letter dated 18 May 2001 (as described in the Disclosure Letter) (BACK SERVICE CREDIT MEMBERS), Purchaser A undertakes to EFPL that it will grant Back Service Credits in the Purchaser's Scheme to the Back Service Credit Members as if their pensionable service in the Pension Scheme and the Purchaser's Scheme were continuous on the terms set out in the said draft resolution and letter and (a) will pay to the Purchaser's Scheme any outstanding contributions which First Hydro Company or the participating employer concerned would otherwise have been obliged to pay to secure those benefits and (b) will allow the Back Service Credit Members concerned to continue to pay to the Purchaser's Scheme any outstanding contributions which they would otherwise have been obliged to pay to the Pension Scheme to secure those benefits.

                        ELECTRICITY SUPPLY PENSION SCHEME

                           EDISON MISSION ENERGY GROUP

                         DEED OF TEMPORARY PARTICIPATION


THIS DEED is made on                                   2001

BETWEEN:

(1)      FIRST HYDRO COMPANY

(2)      AEP ENERGY SERVICES UK GENERATION LIMITED

WHEREAS:

(A) This Deed is supplemental to the Electricity Supply Pension Scheme (the SCHEME) which is an exempt approved retirement benefits scheme (as defined in Chapter 1 of Part XIV of the Taxes Act 1988) established by resolution of the Electricity Council passed on 20 January 1983 and subsequently amended from time to time, inter alia by the Principal Employer and by the Co-ordinator on behalf of the Principal Employer, insofar as they relate to itself and its Participating Subsidiaries from time to time and to the Members, Former Members and Beneficiaries associated with its Group.

(B) By an agreement dated [o] October 2001 (the AGREEMENT) Edison First Power Limited, a participating subsidiary of the Scheme, has, subject to the satisfaction of certain conditions precedent, agreed to transfer its business to AEP Energy Services UK Generation Limited.

(C) Pursuant to Clause 2B(4A) of the Scheme, AEP Energy Services UK Generation Limited wishes to participate in the Edison Mission Energy Group of the Scheme (the Edison Mission Energy Group) as a Temporary Participant (as defined in Clause 2B(4A) of the Scheme) with effect from Completion until the day before the Membership Transfer Date (as defined in the Agreement) (the INTERIM PERIOD) so that those persons who are Employee Members (as defined in the Agreement) (the ELIGIBLE EMPLOYEES) may participate in the Edison Mission Energy Group during the Interim Period.

(D) First Hydro Company is the Principal Employer in relation to the Edison Mission Energy Group.

(E) First Hydro Company is willing to consent to such temporary participation by AEP Energy Services UK Generation Limited, provided that such participation will not prejudice the approval of the Scheme.

(F) Terms and expressions defined in the Scheme have the same meanings in this Deed.


THIS DEED WITNESSES:

1 AEP Energy Services UK Generation Limited covenants with First Hydro Company that during the Interim Period it will:

1.1 in respect of the Eligible Employees, participate in the Scheme as a Temporary Participant associated with the Edison Mission Energy Group;

1.2 make and procure that there shall be made the appropriate contributions in respect of the Eligible Employees as described in the Agreement, and otherwise comply with and be bound by the terms of the Scheme from time to time in effect, insofar as they apply to AEP Energy Services UK Generation Limited in relation to that Group;

1.3 except in relation to Rules 16 and 17 (where the terms of those Rules apply), not exercise any power, right or discretion of an Employer under the Scheme except on such terms (whether as to the payment of additional contributions or otherwise) as First Hydro Company may agree; and

1.4 not do or omit to do any act or thing whereby the approval of the Scheme as an exempt approved scheme or the Edison Mission Energy Group as a contracted-out scheme would be prejudiced.

2 Any amounts due under Clauses 13(1)(b) to 13(1)(f) must be paid in full in lump sum form by the end of the month following the month to which they relate. However, where actuarial factors in respect of amounts due under Clauses 13(1)(e) and 13(1)(f) have not yet been finally determined, the payment made at the end of the month following the month to which it relates will be based on the actuarial factors previously in force. When the actuarial factors have been finally determined, AEP Energy Services UK Generation Limited will pay any balancing payment necessary to reflect the revised actuarial factors as soon as reasonably practicable after it has been notified of the balancing payment required. First Hydro Company undertakes to AEP Energy Services UK Generation Limited that the actuarial factors used in respect of amounts due from AEP Energy Services UK Generation Limited under Clauses 13(1)(e) and 13(1)(f) will be the standard factors applying to any other Employer participating in the Edison Mission Energy Group.

3 AEP Energy Services UK Generation Limited appoints First Hydro Company to act on its behalf in relation to the Scheme for the purposes of dealing with the requirements of the Pensions Act 1995 and the Pension Schemes Act 1993 and the regulations made thereunder and do all such acts and execute and sign all such documents on its behalf as First Hydro Company may reasonably consider necessary or desirable in connection therewith.

4 AEP Energy Services UK Generation Limited will cease to participate in the Scheme at the end of the day before the Membership Transfer Date, whereupon the provisions of Rule 17 or Rule 17C (as appropriate) of the Scheme in respect of the Edison Mission Group shall apply on the terms provided for in the Agreement.

5 First Hydro Company agrees to AEP Energy Services UK Generation Limited's participation in the Scheme provided that such participation shall not prejudice approval of the Scheme.

6 First Hydro Company shall give notice to the Co-ordinator, the Scheme Trustees and the Group Trustees of the Edison Mission Energy Group forthwith on the execution of this Deed in accordance with Clause 2B(4D) and forthwith on AEP Energy Services UK Generation Limited's ceasing to participate in the Edison Mission Energy Group as a Temporary Participant at the end of the Interim Period, in accordance with Clause 2B(4F).

IN WITNESS whereof this Deed has been duly executed as a deed by the parties on the date written above.



EXECUTED AND DELIVERED as a DEED by     )
FIRST HYDRO COMPANY                     )
acting by:                              )


Director


Director/Secretary





EXECUTED AND DELIVERED as a DEED by     )
AEP ENERGY SERVICES UK GENERATION       )
LIMITED acting by:                      )


Director


Director/Secretary

                                   SCHEDULE 14
                             "ON AN AFTER TAX BASIS"


1 As stated in Clause 1.9, where any indemnity contained in this Agreement is expressed to be ON AN AFTER TAX BASIS, then in calculating the liability of the Payer and determining the obligations (if any) of the Recipient the following provisions shall apply.

         In this Schedule:

         the following terms have the meanings given below:

         GROUP MEMBER means any member of EFPL's Group in the event of EFPL being the Recipient or the relevant Purchaser's Group in the event of one of the Purchasers being the Recipient;

         PAYER means the party required to make payment under the relevant indemnity;

         RECIPIENT means the person to whom the payment under the relevant indemnity is to be made; and

         RELIEF includes, unless the context otherwise requires, any allowance, credit, deduction, exemption, losses or set-off in respect of any Taxation or relevant to the computation of any income, profits or gains for the purposes of Taxation, or any right to repayment of or saving of Taxation, and any reference to the use or set off of Relief shall be construed accordingly; and

1.1 references to RELIEFS AVAILABLE TO THE RECIPIENT shall include all Reliefs that are available for surrender to the Recipient by any Group Member; and

1.2 references to RELIEFS AVAILABLE TO THE GROUP MEMBER shall include all Reliefs that are available for surrender to the Group Member by any member of EFPL's Group in the event of any members of EFPL's Group being the Group Member or the relevant Purchaser's Group in the event of any members of the relevant Purchaser's Group being the Group Member.

2 If any Taxation Authority brings into charge to Taxation for the Recipient any sum paid under the relevant indemnity then the Payer shall pay to the Recipient such additional amount as shall be required to ensure that the total amount paid, less the Taxation chargeable on such amount, is equal to the amount that would otherwise be payable under the relevant indemnity.

3 Any additional payment under paragraph 3 (an ADDITIONAL AMOUNT) shall be payable by reference to the accounting period(s) (the RELEVANT PERIOD(S)) in which the sum referred to in paragraph 3 is actually charged to Taxation, taking account of Reliefs available to the Recipient to offset or reduce any such charge to Taxation which would otherwise arise in accordance with paragraph 5 below. In cases where the sum in question is finally determined to be chargeable more than 11 months after the beginning of the relevant period, the payment of the additional amount shall be made, together with an amount equal to interest (net of any applicable Taxation) at 1% above the base rate of National Westminster Bank PLC from that date to the date of payment, within five Business Days of the date the final determination is made. In other cases where the payment of an additional amount is due, it shall be payable 11 months after the beginning of the relevant period.

4 The Recipient will be obliged to use Reliefs available to the Recipient to offset or reduce any charge to Taxation which would otherwise arise to the Recipient in respect of the sum referred to in paragraph 3 in the following manner. The Recipient will be obliged to use any Relief available to the Recipient in the relevant period which is not otherwise used or usable by the Recipient and/or any Group Member(s) in the relevant period or in prior periods against any other taxable


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         income and chargeable gains of the Recipient and/or any Group Member.
         If such a Relief is so utilised in the relevant period by the Recipient against the receipt of any sum paid to it under any indemnity and, in a subsequent accounting period or periods, the Recipient and/or any Group Member suffers a charge to Taxation as a direct result of the inability to use the Relief which was so utilised in the relevant period (having utilised all other Reliefs available to the Recipient (and/or all other Reliefs available to the Group Member) in that subsequent period or periods), then the Payer shall pay to the Recipient such additional amount that shall leave the Recipient, taking into account any Taxation chargeable on such additional amount, with a net amount equal to the amount of such Taxation suffered by the Recipient and/or the relevant Group Member. Such additional amount shall be payable by reference to the accounting period (the ACTUAL PERIOD) in which such charge to Taxation is actually suffered. In cases where the charge is finally determined to be suffered more than 11 months after the beginning of the actual period, the payment of the additional amount shall be made, together with an amount equal to interest (net of any applicable Taxation) at 1% above the base rate of National Westminster Bank PLC from that date to the date of payment, within five Business Days of the date of the final determination is made. In other cases where the payment of an additional amount is due, it shall be payable 11 months after the beginning of the actual period.

5 If the matter which gives rise to the relevant indemnity claim gives rise to a Relief for the Recipient (including a Relief that may be surrendered by the Recipient to any Group Member) which would not otherwise have arisen, the Recipient shall make a payment to the Payer equal to the amount of Taxation actually saved by the Recipient and/or any Group Member by virtue of the availability of such Relief.

6 Any payment due under paragraph 6 above shall be payable by reference to the accounting period (the RELEVANT PERIOD) in relation to which the Relief in question is utilised to reduce or eliminate Taxation otherwise payable by the Recipient (and/or the Group Member) and the Recipient will be obliged to use (and/or procure the use by the Group Member of) the Relief in question at the earliest opportunity, provided that nothing in this paragraph 7 shall require the Recipient (and/or the Group Member) to use (and/or procure the use of) the Relief in question in priority to any other Reliefs available to the Recipient (and/or the Group Member). In cases where the Relief in question is finally determined to have arisen at a time more than 11 months after the beginning of the relevant period, the payment shall be made together with an amount equal to interest (net of any applicable Taxation) at 1% above the base rate of National Westminster Bank PLC from that date to the date of payment, seven days following the date when the final determination is made. In other cases where a payment is due, it shall be payable 11 months after the beginning of the relevant period.

7 If any payment is made in accordance with this Schedule and it later transpires that taxable amounts or Taxation saved through use of a Relief differs from the relevant amount previously assumed to be chargeable to Taxation or available for Relief, any necessary adjustment payments shall be made between the Payer and the Recipient.

8 In respect of any payment or subsequent adjustment pursuant to this Schedule, either party may request that the other shall procure that, at the requesting party's cost, the other party's auditors shall provide to the requesting party a letter confirming their satisfaction that the principles in this Schedule are accurately reflected in the amounts and timing of payments made between the parties under this Schedule. To the extent the auditors consider that those principles have not been so reflected, any necessary adjustment payments shall be made between the parties.


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                                   SCHEDULE 15
                                      FUEL


                                     PART A
                                   OIL STOCKS

1        OIL STOCKS

         EFPL will have in place stocks of oil at the Power Station on the Completion Date.

2        COMPLETION

         On the Completion Date, Purchaser A shall pay EFPL the Estimated Oil Stock Amount. The oil stocks shall be deemed to be delivered on the Completion Date and title to the oil stocks shall pass on delivery.

3        DETERMINED STATION OIL STOCK

3.1 As soon as is reasonably practicable after the Completion Date (but not more than ten Business Days after the Completion Date, unless the Independent Assessor is not available during this period in which case as soon as reasonably practicable thereafter) Purchaser A and EFPL shall jointly appoint a competent independent person (the INDEPENDENT ASSESSOR) to determine the oil stocks in place at the Power Station as at the Completion Date (the DETERMINED STATION OIL STOCK), which determination shall take into account any movement in such stocks between the Completion Date and the date of assessment in determining the position as at the Completion Date. Purchaser A and EFPL shall meet the costs of the Independent Assessor equally. The opinion of the Independent Assessor shall, save in the case of manifest error, be binding on Purchaser A and EFPL.

3.2 The independent persons shall determine the tonnage and net calorific value of the oil stocks as follows:

         3.2.1 the tonnage of the oil stocks shall be determined by measuring each oil storage tank with an appropriate calibrated measurement device making due allowance for residual sediment and water that does not form part of the oil stock and converting the measurement results into volume by the use of appropriate tank calibration table, such calibration tables to be suitably validated by competent independent persons. The converted volume shall then be converted into volume at 15(Degree)C and into metric Ts (using the density of the oil stocks determined in accordance with paragraph 3.2.2 of this paragraph 2) in accordance with the relevant Institute of Petroleum and/or ASTM methods as appropriate; and

         3.2.2 the net calorific value, sulphur content and density of the oil stocks shall be determined by:

                  (i) taking representative samples of oil in each storage tank at the Power Station in accordance with the prevailing Institute of Petroleum methods of manually sampling bulk oil storage tanks; and

                  (ii) providing from each sample taken a net calorific value and density analysis in accordance with the prevailing Institute of Petroleum and/or ASTM methods as appropriate.

3.3 If EFPL has, prior to the Completion Date, made any deposit or payment in respect of any consignment of oil which will be delivered to the Power Station after the Completion Date, the


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         relevant Purchaser shall fully reimburse EFPL for all amounts paid in relation to such oil (including transport costs and taxes) within five Business Days following the Completion Date.

3.4 If a consignment of oil has been delivered to the Power Station prior to the Completion Date but for which payment has not been made by or on behalf of EFPL prior to the Completion Date, EFPL shall fully reimburse the relevant Purchaser for all amounts due in relation to such oil (including transport costs and taxes) within five Business Days following the Completion Date.

4        ADJUSTMENT

4.1 When the calculations relating to the Determined Station Oil Stocks have been finalised by the independent persons, the amount paid by Purchaser A to EFPL pursuant to paragraph 2 for the oil stocks shall be adjusted, using the upward or downward price adjustments set out in paragraphs 4.2, to reflect the price that would have been paid by Purchaser A on the Completion Date had it been paying for the Determined Station Oil Stocks. The payment or refund (if any) in respect of any such adjustment shall be made within 20 Business Days after the day on which all such results become available.

4.2      NET CALORIFIC VALUE

         4.2.1    Reclaimed Fuel Oil

                  (i) +170p/GJ for each GJ net calorific value AR above 941,285 GJ, being the amount of gigajoules paid for on Completion; and

                  (ii) -170p/GJ for each GJ net calorific value AR below 941,285 GJ, being the amount of gigajoules paid for on Completion.

         4.2.2    GasOil

                  (i) +315p/GJ for each GJ net calorific value AR above 17,192 GJ, being the amount of gigajoules paid for on Completion; and

                  (ii) -315p/GJ for each GJ net calorific value AR below 17,192 GJ, being the amount of gigajoules paid for on Completion.


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                                     PART B
                                   COAL STOCKS

1        COAL STOCKS

         EFPL will have in place stocks of coal at the Power Station on the Completion Date.

2        COMPLETION

         On the Completion Date, Purchaser A shall pay EFPL the Estimated Coal Stock Amount. The coal stocks shall be deemed to be delivered on the Completion Date and title to the coal stocks shall pass on delivery.

3        DETERMINED STATION COAL STOCK

3.1 As soon as is reasonably practicable after the Completion Date (but, not more than ten Business Days after the Completion Date, unless the Independent Assessor is not available during this period in which case as soon as reasonably practicable thereafter) Purchaser A and EFPL shall jointly appoint a competent independent person (the INDEPENDENT ASSESSOR) to determine the coal stocks in place at the Power Station as at the Completion Date (the DETERMINED STATION COAL STOCK), which determination shall take into account any movement in such stocks between the Completion Date and the date of assessment in determining the position as at the Completion Date. Purchaser A and EFPL shall meet the costs of the Independent Assessor equally. The opinion of the Independent Assessor shall, save in the case of manifest error, be binding on Purchaser A and EFPL.

3.2 The independent persons shall determine the tonnage and net calorific value of the coal stocks as follows:

         3.2.1 the tonnage of the Determined Station Coal Stock shall be determined by:

                  (i) gathering the data on the coal stocks in place using calibrated Spectra Precision Geotronics electronic total stations (traceable to NAMAS); and

                  (ii) converting such data into tonnage through volumetric calculations using coal density measurements in accordance with the relevant British Standard and/or ISO Standard, as appropriate conducted with the use of MOSS Ground Modelling software; and

         3.2.2 the average net calorific value of the Determined Station Coal Stock shall be determined by:

                  (i) taking representative core samples from the coal stocks in place; and

                  (ii) providing a net calorific value analysis from each core sample taken, in each case in accordance with the relevant British Standard and/or ISO Standard as appropriate.

3.3 The independent persons appointed pursuant to paragraph 3.1 shall also determine the sulphur content of the Determined Station Coal Stocks. The sulphur content shall be determined by taking representative core samples from the coal stocks in place and providing a sulphur content analysis of each core sample taken, in each case in accordance with the relevant British Standard and/or ISO Standard as appropriate.

3.4 If EFPL has, prior to the Completion Date, made any deposit or payment in respect of any consignment of coal which will be delivered to the Power Station after to the Completion Date, the relevant Purchaser shall fully reimburse EFPL for all amounts paid in relation to such coal (including transport costs and taxes) within five Business Days following the Completion Date.

3.5 If a consignment of coal has been delivered to the Power Station prior to the Completion Date but for which payment has not been made by or on behalf of EFPL prior to the Completion Date, EFPL shall fully reimburse the relevant Purchaser for all amounts due in relation to such coal (including transport costs and taxes) within five Business Days following the Completion Date.

4        ADJUSTMENT

4.1 When the calculations relating to the Determined Station Coal Stocks have been finalised by the independent persons, the amount paid by Purchaser A to EFPL pursuant to paragraph 2 for the coal stocks shall be adjusted, using the upward or downward price adjustments set out in paragraphs 4.2 and 4.3, to reflect the price that would have been paid by Purchaser A on the Completion Date had it been paying for the Determined Station Coal Stocks. The payment or refund (if any) in respect of any such adjustment shall be made within 20 Business Days after the day on which all such results become available.

4.2      NET CALORIFIC VALUE

         4.2.1 +120p/GJ for each GJ net calorific value AR above 12,641,710 GJ, being the amount of gigajoules paid for on Completion;

         4.2.2 -120p/GJ for each GJ net calorific value AR below 12,641,710 GJ, being the amount of gigajoules paid for on Completion.

4.3      SULPHUR

         4.3.1 Where the average sulphur content exceeds 0.3935 kg/GJ net calorific value AR:

                  -1.20p/GJ for each 0.01 kg/GJ net calorific value AR above
                  0.3935 kg/GJ net calorific value AR;

         4.3.2 Where the average sulphur content falls below 0.3935 kg/GJ net calorific value AR:

                  +1.20p/GJ for each 0.01 kg/GJ net calorific value AR below
                  0.3935 kg/GJ net calorific value AR.

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                                   SCHEDULE 16
                              FORM OF LEGAL OPINION

Effective Date:

[XX] December 2001/January 2002



The Directors

[XX]





Dear Sirs



RE: SALE AND PURCHASE OF THE BUSINESS CARRIED ON AT AND CERTAIN ASSETS OF FIDDLER'S FERRY POWER STATION, WARRINGTON, CHESHIRE (THE POWER STATION)

1 We act as legal counsel in Guernsey to Edison First Power Limited (the COMPANY) and have been requested to give this opinion in relation to the sale of the Power Station by the Company to [xx] and [xx] (together hereinafter referred to as the PURCHASERS).

2        For the purposes of giving this opinion we have examined the following:

         (a) copies provided by Messrs Linklaters of the following documents relating to the Power Station dated [o] September/October 2001 or to be dated on or about [XX] December 2001/January 2002;

                  (i) the Agreement for Sale and Purchase between the Company and the Purchasers and [XX] as guarantor;

                  (ii) a disclosure letter from the Company to the Purchasers; and

                  (iii) the Technical Services Agreement between the Company and the Purchasers,

                  (together the TRANSACTION DOCUMENTS);

         (b) a [faxed] copy of the minutes of meetings of the Board of Directors of the Company held on [XX] September/October 2001 approving the Company entering into the Transaction Documents (the MINUTES);

         (c) the records held at the Guernsey Company Registry (GREFFE) as at [XX] December 2001/January 2002;

         (d) the Memorandum and Articles of Association of the Company as amended by Special Resolutions dated 29th June 1999 and 15th July 1999; and

         (e) a certificate from the [Company Secretary] [Director] of the Company confirming certain details and dated [XX] December 2001/January 2002 a copy of which is attached hereto (the CERTIFICATE).

3        We can confirm that the above indicates that:

         (a) the Company was incorporated on 27 April 1999 and the Certificate of Incorporation of the Company bears the same date;

         (b) the Company is a duly registered and validly existing corporation incorporated in Guernsey pursuant to the Companies (Guernsey) Laws, 1994 to 1996, as amended under registration number 35167 and, to the best of our knowledge, no steps have been, or are being taken to appoint a receiver or liquidator over, or to wind up, the Company;

         (c) the Board or such number amongst them as may be authorised by the Board may enter into binding obligations on behalf of the Company;

         (d) the Company has the requisite corporate capacity to enter into the Transaction Documents and to perform its obligations thereunder;

         (e) the execution and delivery of the Transaction Documents have been duly authorised by all necessary corporate action on the part of the Company and the Transaction Documents may be duly executed and delivered on behalf of the Company by any one Director in accordance with the authorisations set forth in the Minutes which execution and delivery does not and will not result in any violation by the Company of any term of its Memorandum or Articles of Association or of any law or regulation having the force of law in Guernsey and applicable to the Company;

         (f) the obligations of the Company under the Transaction Documents constitute legal, valid and binding obligations of the Company enforceable by the Purchasers;

         (g) no consents, licences, approvals or authorisations of any governmental or other authority or agency in Guernsey are required by law in connection with the execution, delivery and performance of the Transaction Documents by the Company;

         (h) no filing or registration of the Transaction Documents is necessary under Guernsey law;

         (i) the choice of English law to govern the Transaction Documents will be recognised and upheld by the Guernsey courts;

         (j) a final and conclusive judgement capable of execution given by the High Court of England having jurisdiction over a defendant for a fixed sum (other than for taxes or similar charges) in respect of the Transaction Documents and after a hearing of the merits will be recognised and enforced by the Royal Court of Guernsey without re-examination of the merits but subject to compliance with procedural requirements except if (1) obtained by fraud or in contravention of natural justice (2) in conflict with Guernsey public policy or (3) in respect of a matter already determined by another Court having jurisdiction; and

         (k) to the best of our knowledge there is no material pending or threatening action, suit or proceeding before the Royal Court of Guernsey or before any regulatory authority or body or arbitrator against the Company.

4        Note that:

         (a) matters expressed to be to the "best of our knowledge" are based on our enquiry of the [Company Secretary] [Director] and, where relevant, a search of computerised records of matters which have already been raised in Court maintained by the Greffe for its own use the accuracy of which is not officially assured, and have not been otherwise independently verified;

         (b) we have made no enquiry in relation to any document to be executed by the Company;

         (c) applications to wind-up a Guernsey company are not placed in the records of the Company available for inspection by the public;

         (d) there is no official register of pending actions in Guernsey available for inspection by the public and information given in our opinion concerning legal proceedings for winding-up and pending actions generally is based upon a search of computerised records of matters which have already been raised in Court maintained by the Greffe for its own use the accuracy of which is not officially assured;

         (e) the question whether or not any provisions which may be invalid on account of illegality may be severed from other provisions in order to save those other provisions will be determined by the Courts of Guernsey in their discretion;

         (f) only certain equitable remedies are available in the Courts of Guernsey and only certain equitable principles are recognised;

         (g) there is no procedural provision under the laws of Guernsey to enable the Courts of Guernsey to appoint a receiver or administrator of assets situate within the jurisdiction other than upon the application for a liquidator or a provisional liquidator to be appointed nor is there any facility whereby a floating or other equitable charge or debenture would be capable of being enforced against assets of the borrower situate within the Island of Guernsey;

         (h) information available at the Greffe in Guernsey is limited and there are, in particular, limited obligations on Guernsey companies to update information held other than at the date of the annual return;

         (i) the Courts of Guernsey may decline to accept jurisdiction in an action where it is determined that a court of competent jurisdiction has already made a determination of the relevant matter or where there is litigation pending in respect thereof in another jurisdiction and they may stay proceedings if concurrent proceedings are instituted elsewhere; and

         (j) enforcement of any agreement may be limited by bankruptcy, insolvency, liquidation, reorganisation and any other laws of general application relating to or affecting the rights of creditors and matters of public policy including the provisions of the Companies (Guernsey) Law 1994.

5        We have assumed that:

         (a) the records of the Company available for inspection by the public on [XX] December 2001/January 2002 were accurate and complete (notwithstanding that certain events may have occurred which have not yet been notified to H.M. Greffier or that such notification has not yet been made available for inspection by the public) and remain unchanged at the date hereof;

         (b) all copies of documents examined by us are authentic, and any signatures and seals thereon are genuine and that Transaction Documents reviewed in draft form will be executed and delivered in materially the same form and that following execution will be dated and delivered by Directors of the Company in accordance with the authorisations reflected in the Minutes;

         (c) the Transaction Documents have been validly executed by each other party other than the Company and will be binding on them in accordance with:

                  (i) the constitutions and the laws regulating the existence of the parties thereto other than the Company; and

                  (ii) the laws by which the Transaction Documents are expressed to be governed;

         (d) the Minutes accurately reflect the proceedings of the relevant board meeting duly convened and held in accordance with the Company's Articles of Association; and

         (e) the Certificate is accurate and remains unchanged at the date hereof.

6 This opinion relates solely to the law of Guernsey and matters verifiable in Guernsey as at the date hereof and by an examination of the matters referred to in paragraph 2 above and is solely for your benefit and may not be disclosed to or relied upon by any person without our prior agreement in writing.



Yours faithfully



OZANNES

                                   SCHEDULE 17
                                TRADING STRATEGY


                        TRANSITIONAL TRADING ARRANGEMENTS

1        GENERAL

1.1 For the period commencing on the 36th day following the date of this Agreement and ending on the Completion Date, Purchaser A and EFPL shall discuss any material operational decisions with regard to entering into any Trading Agreements in respect of the period after the Completion Date. With a view to achieving this EFPL and Purchaser A agree that weekly meetings shall be held to discuss such decisions between their duly authorised representatives.

1.2 Where Purchaser A is required to provide prior approval for any of the matters specified in this Schedule, such approval will at no time be unreasonably withheld or delayed and for the avoidance of doubt it shall be unreasonable to withhold or delay consent to decisions which would otherwise be taken by EFPL in accordance with Prudent Operating Practice.

1.3 For the purposes of this Schedule 17 TRADING AGREEMENTS means contracts for the supply and purchase of electricity by EFPL to and from counterparties, pursuant to Grid Trade Master Agreements or otherwise (other than ancillary services contracts).

2        POWER

2.1 EFPL will not, without Purchaser A's prior written approval, agree any material amendments to any existing Trading Agreement or enter into any Trading Agreements after the date of this Agreement that include any volume, whether firm or optional, in respect of the period after the Completion Date.

2.2 Subject to paragraph 4.2, EFPL and Purchaser A agree that, in respect of the period between the date of this Agreement and the Completion Date, the combined average metered generation from both Fiddler's Ferry and Ferrybridge Power Stations shall not exceed 45GWh per day.

3        ANCILLARY SERVICES

         EFPL, acting as a reasonable and prudent operator, will use its reasonable endeavours up to the Completion Date to secure ancillary services contracts with NGC plc that maximise value, irrespective of whether such contracts are to be performed after the Completion Date.

4        EMISSIONS

4.1 Subject to paragraph 4.2, EFPL will be entitled to emit from both Fiddler's Ferry and Ferrybridge "C" Power Stations a combined daily average total of not more than 0.265kTe of SO(2) per day for the period from 1st October 2001 to the Completion Date.

4.2 In the event of any emergency situation not caused by the actions of EFPL (except where acting as a reasonable prudent operator) including, without limitation, an Emergency Instruction being issued by NGC plc pursuant to the Grid Code (being the code so entitled issued by NGC plc in accordance with its transmission licence for the development, maintenance and operation of the NGC plc transmission system and as amended, supplemented or replaced by NGC plc) or any analogous or similar instruction issued by a Competent Authority, the emissions limit prescribed in paragraph 4.1 shall cease to be effective and such minimum adjustments to the emissions limit as are necessary to enable EFPL to comply with such emergency instruction shall take effect.


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

4.3 EFPL will not operate the Power Station prior to Completion in such a manner as will consume a disproportionate volume of abstracted water or will result in the emission of a disproportionate amount of NOx during the remaining period for which any Environmental Permit is valid subject to seasonal fluctuations and to any obligation incumbent upon EFPL to operate the Power Station in such a way as to satisfy demands which EFPL must meet.

5        COAL

5.1      EFPL will not, without Purchaser A's prior approval:

         5.1.1 agree any material amendments to any existing Coal Purchase Contracts or Coal Sale Contracts (including the diversion or delay of deliveries (as shown in the indicative delivery schedule provided to Purchaser A by EFPL on 21 September
                  2001), whether firm or optional); and

         5.1.2    will not enter into any material new coal contracts,

         in respect of the period after the Completion Date.

5.2 EFPL will use its reasonable endeavours to ensure that subject to the anticipated coal delivery schedule being materially complied with, there will be stocks of low sulphur coal of not less than 200,000 Tonnes at the Power Station at the Completion Date. For the purposes of this paragraph 5.2 "low sulphur coal" shall mean coal with a sulphur content of not more than seven-tenths of one percent (0.7%).

6        OPERATIONS

6.1 EFPL and Purchaser A, acting in good faith, shall use all reasonable endeavours to agree by the Completion Date the terms of a services agreement in respect of the provision by EFPL to Purchaser A of a transitional commercial operations service on a commercial arms length basis. EFPL and Purchaser A shall use reasonable endeavours to determine the scope of such services in good faith as soon as is reasonably practicable following the date of this Agreement. It is contemplated (without commitment on the part of EFPL) that such services would include, without limitation:

         6.1.1 providing Purchaser A with advice on the processes involved in the trading, scheduling and despatch of the output of the Power Station including balancing mechanism activity; and

         6.1.2 scheduling the Power Station to meet the contract position provided by Purchaser A from time to time, submitting Final Physical Notifications (as such term is defined in the Balancing and Settlement Code) in respect of the Power Station, and trading on a short term basis outside normal office working hours, and provided that Purchaser A agrees that any such agreement will also contain usual commercial terms including payment terms (which are fair and reasonable in all circumstances) and indemnities in favour of and which are acceptable to EFPL, but agreed to by Purchaser A, for any losses or liability incurred by EFPL in connection with the performance of the services.

                                   SCHEDULE 18
                                OPERATING PERMITS


                                     PART 1
                             OPERATING PERMITS, ETC




In this Schedule 18, where there may be any doubt as to which Purchaser is the "relevant Purchaser" this issue shall be determined by notice to EFPL from the two Purchasers setting out which of them is the "relevant Purchaser" as regards the matter in question.

1 In this Schedule, "Operating Permit" means any permit, consent, licence, certificate, authorisation or approval required for the running of the Power Station and associated and ancillary works (including lagoons) and shall include:

         (i) any permit issued pursuant to Part I of the Environmental Protection Act 1990 or the Pollution Prevention Control Act 1999;

         (ii)     any water abstraction licence;

         (iii)    any waste management licence;

         (iv)     any water discharge licence;

         (v) any licence or certificate pursuant to the Radioactive Substance Act 1993; and

         (vi)     any petroleum licence.

2 EFPL shall until the Completion Date keep any Operating Permit in full force and effect and shall, to the extent that each Operating Permit is capable of assignment and/or transfer, and, to the extent required in order to effect such assignment or transfer, assign and/or transfer to the relevant Purchaser such Operating Permit. If the transfer or assignment has not taken place by the Completion Date, EFPL shall, to the extent permissible, hold the Operating Permit for the benefit of the relevant Purchaser until it is transferred or assigned or until it is no longer required for the running of the Power Station or associated or ancillary works.

3 To the extent that any Operating Permit cannot be assigned or transferred to the relevant Purchaser, EFPL shall, to the extent permissible, hold the benefit thereof for the relevant Purchaser pending the relevant party obtaining a new permit in replacement therefor. In respect of such permits the relevant Purchaser shall use its best endeavours to obtain its own Operating Permit as soon as reasonably practicable.

4 In relation to each Operating Permit and in relation to any variation or any application EFPL makes as the result of the assignment and/or transfer of any Operating Permit each party shall use its best endeavours to provide promptly, at its own cost and expense (and after the Completion Date at the cost and expense of the relevant Purchaser), to the other party such information and assistance (including expert or other appropriate personnel) as that other party shall from time to time reasonably request and shall consult and co-operate with the other party (in each case) as required from time to time for the purpose of enabling the parties:

         (i) to comply with the terms of the relevant permit (and any Act of Parliament relating thereto);

         (ii) to agree how to perform, satisfy or comply with any obligation or liability under a permit (or any Act of Parliament relating thereto) or any notice, order, requisition or direction which may be served or made by the Competent Authority in respect of the permit which requires the consultation and co-operation of the parties for its performance, satisfactory compliance; and

         (iii) to obtain such new permits or, insofar as the same are capable of assignment or transfer, effect the transfer or assignment of Operating Permits to the extent necessary for the proper performance and functioning of the Power Station.

5 Each of EFPL and the relevant Purchaser shall, upon the happening of any occurrence or upon the receipt of any invoice, order, requisition, direction or other thing which may be relevant to or capable of affecting another party's interest in an Operating Permit promptly, at its own cost and expense, deliver full particulars (including, where available, a copy thereof) to each of (as the case may be) EFPL and the relevant Purchaser.

6 In relation to any application outstanding for a relevant Operating Permit, which shall include any application outstanding for a consent under Section 36 of the Electricity Act 1989 and any planning application, EFPL and the relevant Purchaser shall make a joint application to the relevant Competent Authority for the relevant Purchaser to be substituted as applicant. Where the relevant Purchaser is not substituted as Applicant as soon as reasonably practicable after the Completion Date EFPL shall subject to appropriate indemnification as to its costs and expenses, at the direction of the relevant Purchaser, pursue the application to determination.

7 In the case of an Operating Permit which is held by EFPL after the Completion Date, the relevant Purchaser shall indemnify EFPL for all Liabilities resulting from EFPL being the holder of the relevant Operating Permit which accrue after the Completion Date.




                                     PART 2
                                OPERATOR B LIMITS

For the avoidance of doubt, after Completion EFPL shall not claim any of the sulphur dioxide B - limits ascribed to it in the Integrated Pollution Control Consent.

                                   SCHEDULE 19
                               RELEVANT EMPLOYEES

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F0147200      ANSLOW           JP        09-Mar-47     M      F1          30,221.78    07-Jan-80            07-Jan-80     Y

F0169914      ASTALL           C         24-Apr-64     M      F1          31,012.63    23-Mar-87            23-Mar-87     Y

F0252973      ASTLEY           JD        24-Jan-60     M      F1          33,057.00    24-Jan-80            04-Sep-76     Y

F0262153      ATKINS           D         05-Jul-55     M      F1          31,220.00    28-Sep-79            28-Sep-79     Y

F0534124      BEATTIE          GD        01-Nov-50     M      F1          33,571.60    08-Oct-79            08-Oct-79     Y

F0174953      BEECH            T         16-Dec-63     M      F1          35,329.64    16-Nov-87            16-Nov-87     Y

F0599837      BELSHAW          GE        23-Jan-47     M      F1          31,012.63    27-Mar-78            06-Dec-71     Y

F0697216      BIRCHALL         A         27-Jun-46     M      F1          34,293.18    18-Oct-71            25-Jan-71     Y

F0557788      BIRTWELL         IF        15-Jan-51     M      F1          42,756.00    31-Mar-79            17-Feb-75     Y

F0717501      BISHOP-ROWE      G         01-Nov-52     M      F1          31,012.63    24-Jul-78            24-Jul-78     Y

F0018649      BISHTON          MT        09-Jun-76     M      F1          19,700.40    26-Aug-96            26-Aug-96     N

F0005104      BLAIR            N         21-Apr-59     M      F1          24,639.36    03-Sep-01            03-Sep-01     N

F0004965      BOLTON           DM        16-Feb-78     M      F1          19,030.00    18-Sep-00            18-Sep-00     N

F0047133      BOND             D         16-Jan-81     M      F1          19,700.40    01-Jul-99            15-Mar-99     N

F0821944      BONES            PD        20-Feb-50     M      F1          33,528.09    13-Mar-78            03-Feb-75     Y

F0900776      BOYLE            JB        18-Aug-50     M      F1          33,528.09    16-Jan-78            02-Nov-70     Y

F1103224      BROWN            RJ        05-Jun-51     M      F1          27,283.11    03-Jul-78            03-Jul-78     Y

F0004966      BUCKLEY          DM        04-Sep-77     M      F1          19,030.00    18-Sep-00            18-Sep-00     N

F1158455      BULLOCK          L         10-Apr-51     M      F1          31,012.63    13-Mar-78            13-Mar-78     Y

F1168913      BURGESS          A         15-Jun-63     M      F1          29,001.81    15-Jun-83            01-Sep-79     Y

F0178153      BURTHEM          SA        05-May-67     M      F1          28,704.03    13-Jun-88            13-Jun-88     Y

F0004939      BUSH             R         20-Jun-53     M      F1          26,547.88    01-Jul-00            01-Jul-00     N

F0004705      BUXTON           PJ        04-Jun-60     M      F1          25,270.80    07-Feb-00            07-Feb-00     N

F0104274      CASH             SP        26-Sep-63     M      F1          33,329.58    26-Sep-83            30-Aug-80     Y

F1455317      CHAMBERS         AP        18-Feb-52     M      F1          31,012.63    10-Dec-79            10-Dec-79     Y

F0005098      CHENG            W         09-Apr-78     M      F1          24,640.21    09-Jul-01            09-Jul-01     N

F1518852      CHRISTIE         H         12-Mar-47     M      F1          33,528.09    17-Mar-86            17-Mar-86     Y

F1519878      CHRISTIE         MG        24-Dec-43     M      F1          33,528.09    02-Aug-76            31-Dec-73     Y

F0176528      COLLINS          D         29-Jan-64     M      F1          27,283.11    14-Mar-88            14-Mar-88     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F1000003      CONNON           PE        29-Jul-43     M      F1          77,000.00    16-Sep-68            15-Oct-62     Y

F0004980      CONNON           S         28-Apr-70     M      F1          41,600.00    11-Sep-00            11-Sep-00     N

F1934992      CROSS            P         03-Jan-46     M      F1          28,819.83    11-Oct-71            10-Aug-70     Y

F1939093      CROSSE           P         03-Aug-50     M      F1          28,704.03    20-Mar-78            29-Sep-69     Y

F1946682      CROSSLEY         K         09-Aug-48     M      F1          22,758.86    03-Apr-78            23-Mar-71     Y

F1988516      CURLEY           JM        21-Mar-65     M      F1          28,704.03    10-Jun-85            10-Jun-85     Y

F5223043      DALZELL          JM        27-May-57     F      F1          32,124.00    27-May-77            23-Feb-76     Y

F2099614      DAVIES           GT        07-Mar-52     M      F1          27,283.11    06-Sep-76            07-Sep-68     Y

F2175047      DAWSON           RJB       16-Apr-55     M      F1          33,528.09    10-Jan-77            10-Jan-77     Y

F2220664      DENNETT          RA        07-Mar-52     M      F1          27,283.11    11-Jun-73            11-Sep-72     Y

F2220716      DENNETT          TD        13-Jun-62     M      F1          33,528.09    22-Jul-85            22-Jul-85     Y

F2271600      DISBURY          DR        30-Aug-46     M      F1          31,012.63    16-Jan-78            10-Mar-75     Y

F0185616      DOUGHTY          PJ        05-Apr-64     M      F1          27,283.11    02-Sep-85            02-Sep-85     Y

F0010619      DOWNES           JA        15-May-70     M      F1          54,985.74    04-Sep-95            04-Sep-95     N

F0186275      DURCAN           FW        03-Dec-50     M      F1          25,136.93    22-Jun-78            22-Jun-78     Y

F0004949      EARNSHAW         D         13-Jul-63     M      F1          26,547.88    17-Jul-00            17-Jul-00     N

F2487476      ECKLEY           NG        15-May-57     M      F1          49,326.00    15-May-77            31-Aug-74     Y

F2511700      EDWARDS          D         17-Feb-49     M      F1          33,528.09    08-Jan-79            08-Jan-79     Y

F0018662      EDWARDS          DJ        12-Jun-76     M      F1          23,168.29    26-Aug-96            26-Aug-96     N

F2560450      ELCOCK           DA        04-Oct-52     M      F1          27,283.11    06-Sep-76            06-Sep-69     Y

F2631817      EVANS            BJ        24-Jun-49     M      F1          31,012.63    14-Jul-75            16-Dec-74     Y

F2633858      EVANS            D         10-May-51     M      F1          27,283.11    07-Aug-78            07-Aug-78     Y

F0184450      FAGAN            CJ        24-Jan-59     M      F1          28,607.79    17-Mar-86            17-Mar-86     Y

F2762410      FAULKNER         GJ        23-Nov-58     M      F1          41,745.38    27-Nov-78            30-Aug-75     Y

F0658327      FELLOWES         D         06-Aug-64     M      F1          53,518.47    03-Jan-91            03-Jan-91     N

F0047788      FENNER           MJ        29-May-80     M      F1          24,640.21    01-Apr-99            01-Apr-99     N

F2887145      FLINN            BJ        23-Oct-56     M      F1          28,652.00    14-Aug-78            14-Aug-78     Y

F3098472      GAUGHAN          T         24-Dec-55     M      F1          33,528.09    22-Nov-76            02-Sep-72     Y

F3171759      GILL             J         08-Nov-57     M      F1          27,283.11    24-Apr-78            31-Aug-74     Y

F3118631      GLOVER           J         18-Jun-53     F      F1          45,272.00    04-Apr-77            04-Apr-77     Y

F3241467      GORDON           SS        24-Oct-50     M      F1          55,301.00    24-Oct-70            02-Sep-67     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F3259918      GOULDEN          D         10-Nov-60     M      F1          28,819.83    10-Nov-80            03-Sep-77     Y

F3319360      GREEN            D         14-Aug-50     M      F1          27,283.11    03-Apr-78            03-Sep-66     Y

F0004583      GREENOUGH        SW        13-Mar-70     M      F1          27,273.50    01-May-00            01-May-00     N

F3356672      GREENWAY         LR        30-Nov-56     M      F1          33,179.90    23-Jan-78            01-Sep-73     Y

F3365800      GREER            MT        10-Nov-62     M      F1          27,283.11    10-Nov-82            01-Sep-79     Y

F3476805      GUEST            B         26-May-52     M      F1          29,621.71    20-Feb-78            17-Mar-75     Y

F3576326      HALLEY           G         12-Feb-56     M      F1          26,547.88    13-Jun-77            13-Jun-77     Y

F3595298      HALLWOOD         M         28-Sep-58     M      F1          31,012.63    09-Oct-78            08-Aug-77     Y

F0565410      HALSALL          JJ        08-Feb-50     M      F1          58,049.43    08-Feb-70            03-Sep-66     Y

F0085966      HARESCEUGH       AG        22-Mar-69     M      F1          32,124.00    01-May-89            07-Sep-87     Y

F3761759      HARTLEY          DJ        06-Apr-55     M      F1          59,439.43    06-Apr-75            02-Sep-72     Y

F3792918      HATTON           AE        12-Nov-60     M      F1          33,528.09    16-Jun-86            06-Nov-84     Y

F3795796      HATTON           RJ        16-Dec-60     M      F1          36,015.00    16-Dec-80            03-Sep-77     Y

F0176249      HAURY            KM        26-Mar-62     M      F1          39,585.52    22-Feb-88            22-Feb-88     Y

F0205610      HAYWARD          MR        23-Nov-63     M      F1          54,500.00    21-Sep-87            21-Sep-87     Y

F0004582      HEATON           GR        04-Sep-61     M      F1          25,270.80    20-Jan-00            06-Dec-99     N

F3911811      HENSHAW          DC        29-Oct-49     M      F1          27,283.11    21-Mar-77            21-Mar-77     Y

F0187366      HIGHCOCK         AJ        11-Jan-48     M      F1          43,575.17    26-Aug-74            01-May-67     Y

F4024153      HILL             ST        06-Dec-52     M      F1          28,704.03    02-Aug-76            20-Sep-71     Y

F4025080      HILL             TW        07-Nov-57     M      F1          33,528.09    07-Nov-77            06-Sep-76     Y

F4115270      HODSON           SA        26-Dec-59     M      F1          30,221.78    22-Jul-85            22-Jul-85     Y

F4138039      HOLDEN           JC        21-Aug-58     M      F1          33,528.09    04-Jun-79            04-Jun-79     Y

F4139600      HOLDEN           MG        13-May-60     M      F1          30,221.78    28-Jul-86            28-Jul-86     Y

F4172787      HOLMAN           AM        17-May-49     M      F1          27,283.11    13-Mar-78            01-Jan-73     Y

F0176262      HOUGH            CR        14-Oct-64     M      F1          33,528.09    22-Feb-88            22-Feb-88     Y

F0005049      HUDSON           J         15-Jan-67     F      F1          17,970.00    01-May-01            01-May-01     N

F4386195      HUGHES           MJ        18-Dec-65     M      F1          33,528.09    03-Mar-86            03-Mar-86     Y

F4390296      HUGHES           N         19-Aug-49     M      F1          30,684.90    17-Jan-77            29-Mar-74     Y

F4394409      HUGHES           PJ        16-Aug-55     M      F1          27,283.11    08-Oct-73            02-Sep-72     Y

F4431536      HULME            ND        18-Aug-53     M      F1          37,552.46    03-Jul-78            05-Dec-77     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F4459152      HUNT             A         22-Oct-57     M      F1          30,640.22    08-May-78            31-Aug-74     Y

F4467779      HUNT             R         29-Aug-54     M      F1          33,329.58    13-Mar-78            05-Sep-70     Y

F0567336      IRVINE           DJ        23-Jun-60     M      F1          49,358.86    23-Jun-80            10-Jul-78     Y

F4561679      JACKSON          A         20-Jan-51     M      F1          36,015.00    13-Mar-78            10-Aug-70     Y

F0047715      JAMES            VL        26-Sep-79     F      F1          26,586.42    01-Apr-99            01-Apr-99     N

F0005076      JEFFREYS         SM        07-May-73     F      F1          29,485.00    14-May-01            14-May-01     N

F0186983      JEPSON           RW        25-Jun-54     M      F1          38,135.00    25-Apr-77            25-Apr-77     Y

F4676872      JOHNSON          CW        29-Dec-44     M      F1          22,758.86    28-Apr-75            22-Apr-74     Y

F0005021      JOLLEY           AM        04-May-58     M      F1          24,640.21    01-Feb-01            01-Feb-01     N

F0187431      JONES            AJB       29-Mar-51     M      F1          36,015.00    12-Aug-74            03-Jan-72     Y

F4829804      JONES            G         18-Dec-53     M      F1          27,283.11    21-May-73            05-Sep-70     Y

F4938247      JONES            PT        22-Nov-55     M      F1          33,528.09    13-Feb-78            18-Mar-74     Y

F4979052      JONES            T         02-Mar-55     M      F1          33,571.60    07-May-73            04-Sep-71     Y

F5047215      KAY              LP        31-Aug-52     M      F1          31,012.63    25-Jun-79            25-Jun-79     Y

F0028905      KEATES           G         25-Oct-67     M      F1          32,908.19    15-Sep-97            15-Sep-97     N

F5054311      KEEGAN           MP        27-Jul-49     M      F1          28,704.03    17-Mar-86            17-Mar-86     Y

F5056958      KEENAN           PE        01-Jan-52     M      F1          27,283.11    27-Mar-78            07-Sep-68     Y

F5147039      KILGALLON        MA        11-Feb-58     M      F1          45,272.00    11-Feb-78            26-Sep-77     Y

F5178070      KIRK             SA        05-Mar-64     M      F1          30,221.78    21-Oct-85            21-Oct-85     Y

F5306429      LAWRINSON        TW        31-Jul-48     M      F1          33,528.09    09-Aug-76            30-Nov-70     Y

F0173307      LEDSHAM          JS        16-Mar-70     M      F1          27,283.11    05-Apr-90            07-Sep-87     Y

F5378794      LEIGH            SJ        08-Sep-49     M      F1          49,326.00    14-Apr-75            12-Jul-71     Y

F5463254      LINKMAN          JW        19-Dec-45     M      F1          32,661.52    13-Mar-78            13-Mar-78     Y

F5466742      LISTER           A         02-Oct-55     M      F1          33,329.58    06-Mar-78            02-Sep-72     Y

F0004959      LOOKER           SB        18-Jan-75     M      F1          25,270.80    08-Aug-00            08-Aug-00     N

F5668245      MADEN            CM        13-May-59     M      F1          36,574.82    22-Jul-85            22-Jul-85     Y

F5675757      MAHONEY          A         21-Jun-65     F      F1          42,757.00    21-Jun-85            03-Jan-84     Y

F5706791      MANGAN           IG        28-Dec-62     M      F1          36,015.00    28-Dec-82            01-Sep-79     Y

F5712948      MANNING          JF        05-Jun-42     M      F1          59,439.43    12-Feb-68            12-Feb-68     Y

F5751470      MARSH            AJ        01-Dec-58     M      F1          30,221.78    22-Jul-85            22-Jul-85     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F5762550      MARSH            RJ        17-Oct-51     M      F1          33,329.58    27-Mar-78            26-Feb-73     Y

F5763880      MARSH            WA        02-Aug-55     M      F1          27,283.11    28-Feb-77            28-Feb-77     Y

F0004581      MARTIN           DK        04-Jul-71     M      F1          27,273.50    20-Jan-00            06-Dec-99     N

F5796234      MARTINDALE       SA        12-Jul-64     M      F1          33,329.58    12-Jul-84            30-Aug-80     Y

F5698677      MASSAM           NR        04-Apr-61     M      F1          45,272.00    04-Apr-81            05-Sep-77     Y

F5863821      MCADAM           BM        07-Jul-51     M      F1          59,439.43    07-Jul-71            07-Sep-68     Y

F0040672      MCCARTHY         M         25-Apr-80     M      F1          20,233.52    01-Nov-00            24-Aug-98     N

F0173332      MCCULLOCH        JN        24-Mar-70     M      F1          27,283.11    23-Feb-89            07-Sep-87     Y

F5951502      MCGEE            C         15-Aug-58     M      F1          43,175.37    30-Oct-78            01-Sep-74     Y

F0168366      MCGUIRE          D         05-Jun-65     M      F1          30,221.78    05-Jan-87            05-Jan-87     Y

F6146610      MILLING          P         31-Aug-64     M      F1          30,221.78    21-Oct-85            21-Oct-85     Y

F6149599      MILLINGTON       L         07-Sep-46     M      F1          44,340.25    15-May-67            09-May-66     Y

F0188914      MILNER           L         28-Aug-50     M      F1          28,704.03    14-May-79            14-May-79     Y

F6182398      MINSHULL         AS        06-Feb-61     M      F1          34,108.29    06-Feb-81            03-Sep-77     Y

F0005504      MORRELL          MA        05-Jun-64     M      F1          39,865.55    16-Jan-95            16-Jan-95     N

F6291403      MORRIS           BR        07-May-50     M      F1          27,283.11    18-Jun-79            18-Jun-79     Y

F0005101      MORRIS           J         24-Aug-48     M      F1          31,701.00    16-Nov-70            16-Nov-70     Y

F6336798      MORROW           G         22-Nov-50     M      F1          27,283.11    07-Aug-78            07-Aug-78     Y

F0178380      MOSS             D         12-Dec-57     M      F1          25,653.66    04-Jul-88            04-Jul-88     Y

F6396909      MULVANNY         D         06-Apr-52     M      F1          31,012.63    17-Mar-86            17-Mar-86     Y

F0173344      MUSHET           DW        30-May-71     M      F1          27,283.11    01-Nov-90            07-Sep-87     Y

F6583575      OAKES            BL        23-Apr-53     M      F1          27,283.11    08-May-78            08-May-78     Y

F6617810      OAKES            GA        14-Nov-44     M      F1          28,704.03    13-Mar-78            09-Oct-72     Y

F6664908      ONG              D         26-Jan-52     M      F1          30,445.93    31-Jan-77            31-Jan-77     Y

F6615359      OTOOLE           D         27-Jun-53     M      F1          44,340.25    15-Jul-74            24-Dec-73     Y

F6739992      OWEN             RW        11-Feb-50     M      F1          28,819.83    20-Mar-78            17-May-71     Y

F6884434      PEARSON          AN        29-Dec-51     M      F1          59,439.43    24-Sep-73            24-Sep-73     Y

F0044822      PEARSON          TJA       06-Jan-75     M      F1          21,334.00    01-Jan-99            01-Jan-99     N

F6978610      PETERS           RL        26-Jun-50     M      F1          49,326.00    23-Nov-70            23-Nov-70     Y

F6986477      PHELAN           PJP       27-Mar-62     M      F1          40,938.52    27-Mar-82            02-Sep-78     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F6988963      PHILLIPS         AMN       23-Sep-55     M      F1          31,012.63    14-Mar-77            14-Mar-77     Y

F0028917      PHILLIPS         GJ        29-Jun-71     M      F1          26,397.55    15-Sep-97            15-Sep-97     N

F0190810      PICKERING        C         11-Oct-54     F      F1          24,611.00    01-Apr-89            02-Dec-85     Y

F0004967      PLANT            RJ        11-Apr-78     M      F1          19,030.00    18-Sep-00            18-Sep-00     N

F0004732      POWERS           CL        10-Jul-62     M      F1          36,015.00    28-Feb-00            28-Feb-00     N

F0046802      PRITCHARD        IP        08-Sep-62     M      F1          35,002.00    29-Mar-99            29-Mar-99     N

F7215808      PULLEN           JM        03-Oct-51     M      F1          28,704.03    08-May-78            08-May-78     Y

F7247360      RADCLIFF         JR        22-Sep-50     M      F1          25,136.93    05-Jun-78            05-Jun-78     Y

F0047752      RAFFERTY         PJ        11-May-77     M      F1          26,586.42    01-Apr-99            01-Apr-99     N

F0179798      RICHARDSON       A         30-Apr-72     M      F1          40,379.00    25-Oct-90            05-Sep-88     Y

F7429216      RILEY            TJ        09-Jul-49     M      F1          31,012.63    23-Apr-79            23-Apr-79     Y

F7563271      ROBERTS          TN        04-Jan-57     M      F1          49,326.00    13-Mar-78            01-Sep-73     Y

F7632154      RODERICK         BED       06-Feb-47     M      F1          33,329.58    27-Mar-78            12-Oct-70     Y

F0004985      RUDD             AMJ       27-May-71     M      F1          34,015.00    23-Oct-00            23-Oct-00     N

F7756220      RUTTER           SP        26-Oct-57     M      F1          30,221.78    08-May-78            08-May-78     Y

F7908486      SHARRATT         MP        01-Jul-59     M      F1          33,528.09    22-Jul-85            22-Jul-85     Y

F0176541      SHERRATT         R         26-Feb-64     M      F1          28,704.03    21-Mar-88            21-Mar-88     Y

F8127862      SMITH            B         31-Jul-47     M      F1          31,013.63    07-Mar-77            07-Mar-77     Y

F0179814      SMITH            DK        18-May-72     M      F1          31,296.53    13-Sep-90            05-Sep-88     Y

F8171676      SMITH            HC        24-Nov-69     F      F1          30,339.00    01-May-88            01-Sep-86     Y

F0004644      SMITH            MH        19-Jul-76     M      F1          25,270.80    20-Jan-00            04-Jan-00     N

F8203804      SMITH            PM        13-Apr-51     M      F1          27,283.11    06-Mar-78            16-Nov-70     Y

F0047703      SNAPE            VA        22-Jul-80     F      F1          26,586.42    01-Apr-99            01-Apr-99     N

F8255357      SOUTHWARD        AJ        24-Feb-48     M      F1          25,136.93    16-Aug-76            10-Feb-69     Y

F8256991      SOUTHWARD        D         01-Dec-50     M      F1          28,704.03    05-Sep-77            10-Feb-69     Y

F0040736      SPEAKMAN         S         20-Nov-79     M      F1          21,358.90    01-Nov-00            24-Aug-98     N

F0042599      STEADMAN         MJ        26-Dec-78     M      F1          21,945.18    01-Jan-99            21-Sep-98     N

F0047978      STONE            AF        13-Dec-64     M      F1          49,358.86    01-Aug-85            01-Aug-85     Y

F8407057      STOUT            F         13-Jul-48     M      F1          27,283.11    23-Jan-78            10-Jan-72     Y

F0191176      SWIFT            WJ        19-Dec-47     M      F1          28,704.03    31-Jul-78            31-Jul-78     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F8495190      SZCZOTOK         EB        01-Apr-51     M      F1          38,553.03    24-Jan-77            03-Sep-67     Y

F8556103      TAYLOR           G         23-Aug-61     M      F1          30,428.64    22-Jul-85            22-Jul-85     Y

F8558548      TAYLOR           GS        08-Mar-53     M      F1          38,553.03    09-May-77            09-May-77     Y

F8593390      TAYLOR           RW        18-Mar-52     M      F1          44,340.25    20-May-77            07-Dec-70     Y

F0562820      THOMAS           CJ        20-Oct-53     M      F1          49,326.00    01-Apr-90            04-Sep-89     Y

F8675611      THOMAS           RD        16-Dec-48     M      F1          25,136.93    10-Jul-78            10-Jul-78     Y

F8708422      THOMPSON         P         21-Sep-52     M      F1          27,283.11    27-Dec-76            07-Sep-68     Y

F0191467      TIERNEY          D         24-May-48     M      F1          28,704.03    06-Sep-76            05-Jun-72     Y

F8819516      TOWNLEY          PG        27-Jun-50     M      F1          33,528.09    23-Jul-73            13-Nov-72     Y

F8890857      TURNER           J         21-Apr-56     M      F1          49,326.00    21-Apr-76            02-Sep-72     Y

F8966299      VAUGHAN          WG        16-Jun-51     M      F1          30,684.90    13-Mar-78            17-Mar-75     Y

F0018815      WALDOCK          RP        14-Jan-75     M      F1          31,220.00    01-Aug-94            01-Aug-94     N

F9042144      WALKER           M         06-Aug-48     M      F1          36,068.12    14-Apr-86            16-Oct-67     Y

F0849394      WALSH            CJ        25-Oct-71     F      F1          24,611.00    01-May-90            03-Jan-89     Y

F9099190      WALSH            JI        22-Feb-59     M      F1          42,040.21    22-Jul-85            22-Jul-85     Y

F9154075      WARD             SR        06-Oct-50     M      F1          33,528.09    13-Mar-78            10-Sep-73     Y

F9301930      WHARTON          PK        06-Feb-70     M      F1          29,868.52    28-Sep-89            01-Sep-86     Y

F9329608      WHITE            KB        15-Oct-52     M      F1          37,552.46    17-Mar-86            17-Mar-86     Y

F9386366      WHITTLE          K         10-Nov-51     M      F1          28,704.03    20-Nov-78            31-Jul-78     Y

F1000015      WIGELSWORTH      NS        27-May-70     M      F1          29,621.71    01-Apr-00            18-Sep-99     N

F0179838      WILSON           DS        14-Aug-72     M      F1          27,283.11    23-Aug-90            05-Sep-88     Y

F9665130      WILSON           I         11-Feb-55     M      F1          61,500.00    11-Feb-75            04-Sep-71     Y

F9688710      WIMBUSH          D         27-Jan-60     M      F1          44,623.29    27-Jan-80            13-Sep-76     Y

F9690854      WINDERS          H         03-Sep-51     M      F1          31,012.63    13-Mar-78            13-Mar-78     Y

F0192712      WINSTANLEY       MJ        13-Apr-49     M      F1          28,704.03    23-Oct-78            23-Oct-78     Y

F9712496      WITHINGTON       AD        21-May-64     M      F1          37,552.46    22-Jul-85            22-Jul-85     Y

F9825850      WORSLEY          G         24-Mar-60     M      F1          27,457.16    24-Mar-80            31-Aug-79     Y

F9865425      WRIGHT           JD        25-Dec-49     M      F1          40,379.00    25-Dec-69            02-Sep-67     Y

F9883055      WRIGHT           T         15-Oct-49     M      F1          28,704.03    17-Apr-79            17-Apr-79     Y

F0564568      YESSON           PE        12-Jun-71     M      F1          27,283.11    04-Sep-89            04-Sep-89     Y

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST       DATE JOINED  P/T     DATE JOINED   PROTECTED
                                         BIRTH                            SALARY (@    SCHEME       HOURS   INDUSTRY      PERSONS
                                                                          30/09/2001)
F9938204      YOUNG            DR        22-Jul-54     M      F1          31,012.63    31-Jan-77            31-Jan-77     Y



Notes:   *Latest salary is annual pensionable salary as @ 30/09/2001        Total Members                                 211

         Part time hours - if left blank then employee is full time         Total No. Protected members                   173

PAYROLL NO.   SURNAME          INITIALS  DATE OF       SEX    LOCATION    LATEST SALARY (@    P/T HOURS     DATE JOINED
                                         BIRTH                            30/09/2001)                       INDUSTRY
F0005107      BRABIN*          P         04-Mar-83     M      F1          8,305.00

F0005108      CHESTER*         PW        25-Jan-82     M      F1          8,305.00

F0177972      CUMMERSON#       CM        29-Nov-45     F      F1          0.00                              25-May-88

F0177984      DITCHFIELD#      CM        31-Jul-54     F      F1          0.00                              25-May-88

F0591642      FANCE#           S         05-Nov-56     F      F1          0.00                              01-Jul-93

F1000012      FOSBERG          D         25-Mar-80     M      F1          19,700.40                         01-Sep-99

F0005043      HALE**           J         15-Sep-38     M      F1          34,054.80                         12-Mar-01

F0011027      HUNT             D         25-May-75     M      F1          27,456.43                         11-Sep-95

F4625459      JAMES#           W         21-Aug-35     F      F1          0.00                              23-Nov-83

F0005109      LAWRENCE*        J         06-Dec-82     M      F1          8,305.00

F0005020      LITTLE**         T         07-Sep-72     F      F1          15,000.00                         01-Sep-01

F0004981      MCINDOE*         M         01-Sep-00     M      F1          8,546.00

F0005102      PARR**           T         06-Jun-43     F      F1          1,908.48

F0005044      SEARLE**         P         15-Oct-47     F      F1          21,164.04                         12-Mar-01

F0004679      SHERRATT**       S         23-Jan-75     M      F1          15,000.00                         01-Jan-01

F1000014      SWIRE            P         27-Dec-80     M      F1          19,700.40                         01-Sep-99

F0177960      TITHERINGTON     D         03-Sep-62     M      F1          35,002.00                         01-Jun-88

F0005042      WOODCOCK**       R         18-May-44     M      F1          20,800.00                         12-Mar-01

F0192813      WOTHAM#          L         09-Apr-31     F      F1          0.00                              14-Dec-71


* TRAINEES

# GUIDES (CASUAL WORKERS)

** FIXED TERM CONTRACTS

                                   SCHEDULE 20
                         EDISON MISSION ENERGY GUARANTEE

                                                                     LINKLATERS
                                                                     & ALLIANCE

-------------------------------------------------------------------------------




                                      Dated




                              EDISON MISSION ENERGY

                                       and

                    AEP ENERGY SERVICES UK GENERATION LIMITED

                                       and

                        AEPR GLOBAL HOLLAND HOLDING B.V.




                                DEED OF GUARANTEE

                                 - relating to -

               the sale and purchase of the business carried on at Fiddler's Ferry Power Station, Warrington, Cheshire









                                                 LINKLATERS
                                                 One Silk Street
                                                 London EC2Y 8HQ

                                                 Telephone:  (44-20) 7456 2000
                                                 Facsimile:  (44-20) 7456 2222

                                                 Ref: STRS/ROES

GUARANTEE

THIS DEED is made on [o] September 2001

BETWEEN:

(1) EDISON MISSION ENERGY registered in California and whose registered office is at 18101 Von Karman Avenue, Suite 1700, Irvine, California, United States of America (the GUARANTOR); and

(2) AEP ENERGY SERVICES UK GENERATION LIMITED registered in England and Wales with registered number 4277342 and whose registered office is at Berkeley Street (6th Floor), Mayfair, London W1J 8AP (PURCHASER A); and

(3) AEPR GLOBAL HOLLAND HOLDING B.V. registered in The Netherlands and whose registered office is at 548 Herengracht 1017CG, Amsterdam, The Netherlands (PURCHASER B).

WHEREAS:

(A) Under the terms of a business sale agreement dated on or about the date of this Deed (SALE OF BUSINESS AGREEMENT) the Purchaser A has acquired the whole of the Business as a going concern except the Property and such right, title and interest as EFPL has in the Property Agreements which have been acquired by Purchaser B and Purchaser B has acquired the Property.

(B)      EFPL is a wholly owned subsidiary of the Guarantor.

(C) The Guarantor has agreed to guarantee the performance by EFPL of certain of its obligations under the Sale of Business Agreement in accordance with the terms of this Deed.

IT IS AGREED as follows:

1        INTERPRETATION

         In this Deed the headings shall not affect its interpretation and, unless the context otherwise requires, capitalised expressions in the Sale of Business Agreement have the same meaning and the provisions in this Clause 1 apply.

1.1      DEFINITIONS

         GUARANTEED OBLIGATIONS means the obligations of EFPL to make any payments to the Purchasers under the Sale of Business Agreement;

1.2      SUBORDINATE LEGISLATION

         Any reference to a statutory provision shall include any subordinate legislation made from time to time under that provision.

1.3      MODIFICATION ETC. OF STATUTES

         Except to the extent that any statutory provision made or enacted after the date of this Deed would create or increase any liability of the Guarantor under this Deed, any reference to a statutory provision:

         1.3.1 shall include such provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Deed so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under this Deed on or prior to Completion; and

         1.3.2 (so far as liability under such provisions may exist or can arise) shall include also any past statutory provision (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced.

1.4      INTERPRETATION ACT 1978

         The Interpretation Act 1978 shall apply to this Deed in the same way as it applies to an enactment.

1.5      REFERENCES

         References to Clauses are to Clauses of this Deed.

1.6      SINGULAR/PLURAL

         References in this Deed (including the definitions in Clause 1.1) to the singular include the plural and vice versa.

2        DEED AND INDEMNITY

2.1      DEED AND INDEMNITY

         In consideration of the Purchasers entering into the Sale of Business Agreement, the Guarantor hereby unconditionally and irrevocably guarantees to the Purchasers the proper and punctual performance and observance by EFPL of the Guaranteed Obligations and agrees to indemnify the Purchasers against all reasonable losses, liabilities, costs, expenses, actions, proceedings, and claims which that particular Purchaser may suffer through or arising from any breach by EFPL of the Guaranteed Obligations to the extent of any limit on the liability of EFPL in the Sale of Business Agreement.

2.2      CAP ON LIABILITY

         Notwithstanding anything to the contrary contained in this Deed the aggregate amount covered by the guarantee and indemnity set out in Clause 2.1 shall not exceed (pound)100,000,000.

2.3      DEED AND INDEMNITY ARE UNCONDITIONAL

         The Guarantor's liability under this Clause 2 shall remain in full force and effect notwithstanding any act, omission, neglect, event or any matter whatsoever (whether or not known to the Purchasers, EFPL or the Guarantor). Nothing shall impair or discharge the Guarantor's liability or obligations under this Clause 2 and this shall apply, without limitation, in relation to:

         2.3.1 anything which would have discharged the Guarantor (wholly or in part) whether as surety, co-obligor or otherwise or which would have afforded the Guarantor any legal or equitable defence;

         2.3.2 the existence or validity of any other security taken by either Purchaser in relation to the Sale of Business Agreement or any enforcement of or failure to enforce or the release of any such security;

         2.3.3 any amendment to or variation of the Sale of Business Agreement PROVIDED ALWAYS that the consent of the Guarantor is obtained for any such amendment or variation;

         2.3.4 any release or, or granting of time or any other indulgence to, EFPL or any other person;

         2.3.5 any winding up, dissolution, reconstruction, arrangement or reorganisation, legal limitation, disability, incapacity or lack of corporate power or authority or other circumstances of, or any change in the constitution or corporate identity or loss of corporate identity by, EFPL or any other person (or any act taken by either Purchaser in relation to any such event);

         2.3.6 any other circumstances which might render void or unenforceable the obligations, commitments and undertakings of EFPL under the Sale of Business Agreement, or which might affect the Purchasers' ability to recover amounts from EFPL; or

         2.3.7 any defence or counterclaim which EFPL may be able to assert against either Purchaser.

2.4      EFPL'S DEFAULT

         If and whenever EFPL defaults for any reason whatsoever in the performance of any Guaranteed Obligation, the Guarantor shall within 10 Business Days of receiving notice of the default perform (or procure performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligation in regard to which such default has been made in the manner prescribed by the Sale of Business Agreement and so that each Purchaser shall be put in the same position as it would have been in if the Guaranteed Obligation had been duly performed and satisfied by EFPL.

2.5      CONTINUING DEED

         2.5.1 This Deed is to be a continuing Deed and accordingly is to remain in force until all the Guaranteed Obligations have been performed or satisfied.

         2.5.2 This Deed is in addition to and without prejudice to and not in substitution for any rights or security which the Purchasers may now or subsequently have or hold for the performance and observance of the Guaranteed Obligations.

3        GUARANTOR REPRESENTATIONS AND WARRANTIES

3.1      The Guarantor represents and warrants that:

         3.1.1 it is a company duly incorporated and validly existing under the laws of the State of California;

         3.1.2 it has the requisite power and authority to enter into and perform this Deed, which when executed will constitute valid and binding obligations of the Guarantor, in accordance with its terms;

         3.1.3 the execution and delivery of, and the performance by it of its obligations under, this Deed does not:

                  (i) result in a breach of any provision of its memorandum or articles of association; or

                  (ii) result in a breach of any agreement, licence or other instrument or of any order, judgement or decree of any court, governmental agency or regulatory body to which it is a party or by which it is bound;

         3.1.4 all corporate action required by it validly and duly to authorise the execution and delivery of, and to exercise its rights and perform its obligations under, this Deed has been duly taken; and

         3.1.5 as at the date of execution of this Guarantee the Guarantor is not insolvent or the subject of any (a) bankruptcy proceedings within the meaning of Chapter 11 of the US Bankruptcy Code; or
                  (b) any similar proceedings of equivalent materiality.

4        OTHER PROVISIONS

4.1      APPOINTMENT OF PROCESS AGENTS

         4.1.1 The Guarantor hereby irrevocably appoints Edison Mission Energy Limited of Lansdowne House, Berkeley Square, London W1J 6ER as its agents for the service of process in

                  England in relation to any matter arising out of this Deed, service upon whom shall be deemed completed whether or not forwarded to, or received by, the Guarantor.

         4.1.2 The Guarantor shall inform the Purchasers, in writing, of any change in the address of its process agents within five Business Days of the Guarantor becoming aware of such change.

         Nothing contained in this Deed shall affect the right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of the enforcement or execution of any judgement or other settlement in any other courts.

4.2      DISPUTE RESOLUTION

         Any Dispute arising under this Deed shall be dealt with in accordance with clause 16 of the Sale of Business Agreement as if that clause was set out in this Deed.

4.3      RELEASE, INDULGENCE, ETC.

         Any Liability to any party under this Deed may in whole or in part be released, compounded or compromised or time or indulgence given by that party in its absolute discretion without in any way prejudicing or affecting its rights against other parties under the same or a like Liability.

4.4      ANNOUNCEMENTS AND CONFIDENTIALITY

         4.4.1 The Guarantor undertakes to keep confidential and not directly or indirectly to disclose to any third party (without the prior written consent of the Purchasers):

                  (i)      the terms of this Deed; or

                  (ii) any information disclosed to it relating to the activities of the other parties.

         4.4.2 The obligations contained in Clause 4.4.1 shall not apply if and to the extent that:

                  (i) any information is now in, or subsequently enters the public domain (other than as a consequence of unauthorised disclosure by the Guarantor or any third party);

                  (ii) any information disclosed is at the date of disclosure already otherwise lawfully in the possession of the Guarantor;

                  (iii) the disclosure of any information is required by law, any regulatory authority or any stock exchange whether in the United Kingdom or elsewhere or is to a Taxation Authority in connection with the Taxation affairs of the disclosing party; or

                  (iv) the disclosure is made to consultants of and professional advisers to the Guarantor, provided that the Guarantor obtains an undertaking from such third party on terms no less restrictive than the terms set out in this Clause 4.4 and the Guarantor shall take all steps reasonably required by the other party to enforce such undertaking.

4.5      THIRD PARTY RIGHTS

         A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

4.6      SUCCESSORS AND ASSIGNS

         4.6.1 This Deed is personal to the parties to it. Accordingly, neither party may, without the prior written consent of the other party, assign the benefit of all or any of the other party's obligations under this Deed, nor any benefit arising under or out of this Deed, nor shall the

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

                  Purchasers be entitled to make any claim against the Guarantor in respect of any Loss which it does not suffer in its own capacity as beneficial owner of the Business.

         4.6.2 If Purchaser A sells all or some of the Business to a purchaser or if Purchaser B sells all or some of its interests in the property to a purchaser, and, in connection with that sale, gives any warranties, representations, covenants, indemnities, undertakings and other assurances to such purchaser, the relevant Purchaser agrees that it will not be entitled to make any claim against the Guarantor in consequence of any claim made by such purchaser against the relevant Purchaser in respect of such warranties, representations, covenants, indemnities, undertakings and assurances.

4.7      VARIATION ETC.

         No variation of this Deed shall be effective unless in writing and signed by or on behalf of each of the parties to this Deed.

4.8      COSTS

         The Guarantor shall bear all legal, accountancy and other costs and expenses incurred by it in connection with this Deed. The Purchasers shall bear all such costs and expenses incurred by them.

4.9      WITHHOLDINGS AND DEDUCTIONS

         4.9.1 All sums payable under this Deed by the Guarantor shall be paid free and clear of all deductions or withholdings whatsoever save only as provided in this Deed or as may be required by law and without abatement or set-off (whether equitable or otherwise).

         4.9.2 If any deductions or withholdings to any sums payable by the Guarantor under this Deed are required by law, the Guarantor shall (except in the case of payments of interest) be obliged to pay the Purchasers such sums as will, after such deduction or withholding has been made, leave the Purchasers with the same amounts as they would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.

         4.9.3 If the Purchasers (or either of them) receive a credit for or refund of any Taxation or other monies payable by it or similar benefit by reason of any deduction or withholding for or on account of Taxation or any other matter then it shall reimburse to the Guarantor such part of such additional payments paid to it pursuant to Clause 4.9.1 or Clause 4.9.2 as the relevant Purchaser certifies to the Guarantor will leave it (after such reimbursement) in no better or worse position than it would have been if the Guarantor had not been required to make such deduction or withholding.

4.10     METHOD OF PAYMENT

         Wherever in this Deed provision is made for payment by one party to another, such payment shall be effected by crediting the account specified in the Payment Account Details of the party entitled to payment by way of CHAPS on or before the due date for payment unless the payee by notice to the payer, not later than three Business Days prior to the due date for payment, elects to be paid by banker's draft drawn on any international bank reasonably acceptable to the payee and having an office in London. Payment of such sum shall be a good discharge to the payer of its obligation to make such payment.


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

4.11     NOTICES

         4.11.1 Any notice or other communication requiring to be given or served under or in connection with this Deed shall be in writing and shall be sufficiently given or served if delivered or sent to the contact details of each party as notified by them from time to time to the other.

         4.11.2 Any such notice or other communication shall be delivered by hand or sent by courier, fax or prepaid first class post. If sent by:

                  (i) hand or courier, such notice or communication shall conclusively be deemed to have been given or served:

                           (a) at the time of despatch, in case of service in the United Kingdom; or

                           (b) on the following Business Day, in the case of international service;

                  (ii) fax, such notice or communication shall be deemed to have been given or served at the time of despatch provided a suitable confirmation of such delivery is received by the sender of such fax and a copy of the fax containing such notice or communication (together with such confirmation) is sent by post as soon as practicable afterward;

                  (iii) post, such notice or communication shall conclusively be deemed to have been received:

                           (a) two Business Days from the time of posting, in the case of inland mail in the United Kingdom; or

                           (b) four Business Days from the time of posting, in the case of international mail.

4.12     SEVERANCE

         If at any time any term or provision of this Deed is or becomes illegal, invalid or unenforceable, in whole or in part, under the law of any jurisdiction or any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Deed but the legality, validity or enforceability of any other term or provision of this Deed (including under the law of any other jurisdiction) shall not in any way be affected or impaired.

4.13     ENTIRE AGREEMENT

         This Deed and the Sale of Business Agreement contain the whole agreement between the parties relating to their subject matter at the date of this Deed to the exclusion of any terms implied by law which may be excluded by contract.

4.14     COUNTERPARTS

         This Deed may be executed in any number of counterparts each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument.

4.15     GOVERNING LAW

         This Deed shall be governed by and construed in accordance with English law.

EXECUTED as a deed by the duly authorised representatives of the parties on the date set out on page one of this Deed:



EXECUTED as a Deed for and               )
on behalf of EDISON MISSION ENERGY       )
by:                                      )


Name


Title




EXECUTED as a Deed for and               )
on behalf of AEP ENERGY SERVICES UK      )
GENERATION LIMITED                       )
acting by:                               )


Director


Director/Secretary




EXECUTED as a Deed for and               )
on behalf of AEPR GLOBAL HOLLAND         )
HOLDING B.V.                             )
acting by:                               )



Director


Director/Secretary

                                   SCHEDULE 21
                       EDISON MISSION ENERGY LEGAL OPINION

                                                                 [            ]




RE:

Ladies and Gentlemen:

I am in-house counsel to Edison Mission Energy, a Californian corporation (the COMPANY), in connection with the execution and delivery of, and the consummation
of the transactions contemplated by, the Guarantee, dated as of [        ] (the
GUARANTEE) among the Company and [        ].

In rendering the opinions expressed below, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Guarantee. In addition, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations as I have deemed necessary for the purposes of this opinion. In examining the documents described above, I have assumed the genuineness of all signatures, other than those of the Company, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies. I have assumed the due authorisation, execution and delivery of the Guarantee by all parties thereto other than the Company.

Based upon and subject to the foregoing it is my opinion that:

1 The Company (a) is a corporation duly organised, validly existing and in good standing under the laws of California, (b) is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of its business requires it to be so qualified, (c) has full corporate power and authority to own, lease and purchase its properties and assets, and to conduct its business as now conducted, and (d) has the corporate power and authority to execute and deliver the Guarantee.

2 The Guarantee (a) has been duly authorised by all requisite corporate and, if necessary, stockholder action of the Company, (b) has been duly executed and delivered by the Company.

3 The execution and delivery by the Company of the Guarantee will not (i) violate: (A) any provision of the articles of organisation or by-laws of the Company, (B) any law, statute, rule or regulation or any order of any government authority applicable to the Company or its properties, or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any document to which the Company is a party, except for such violations, conflicts or defaults as to which waiver or consents have been obtained or which, in the aggregate, would not affect the ability of the Company to consummate the transactions contemplated by the Guarantee.

The foregoing opinions are subject to the following additional qualifications:

A. I express no opinion as to the validity, enforceability or legal effect of the Guarantee under English law.

B. The opinions expressed herein with respect to the existence and good standing of the Company are based solely upon good standing certificates of recent date from the Secretary of State of the State of California.

C. The opinions expressed herein are limited to the laws of the State of California and the federal laws of the United States of America.

This opinion is being delivered to you in connection with the Guarantee, and may not be relied upon for any other purpose or by any other person. Without my prior written consent, this opinion may not be quoted in whole or in part or otherwise used or referred to in connection with any other transactions and may not be furnished to or filed with any governmental agency or other person or entity. The opinions expressed herein are rendered as of the date hereof. I do not undertake to advise you of matters that may come to my attention subsequent to the date hereof and that may affect the opinions expressed herein, including without limitation future changes in applicable law. This letter is my opinion as to certain legal conclusions as specifically set forth herein and is not and shall not be deemed to be a representation or opinion as to any factual matters.

Very truly yours,




Counsel

                                   SCHEDULE 22
                              IT SUPPORT AGREEMENT

The IT Support Agreement will incorporate, at least, terms to the following effect:

1 Subject to Clause 3 of this Schedule 22, EFPL shall use its reasonable endeavours to provide such services in respect of information technology (including software support) and Computer Equipment at the Power Station to Purchaser A as are necessary to ensure that such information technology (including software support) and Computer Equipment at the Power Station operate as effectively after the Completion Date as they operated immediately before the Completion Date (the IT SUPPORT Services).

2 The parties will negotiate in good faith to agree the specific services which will comprise the IT Support Services.

3 Notwithstanding Clause 1of this Schedule, but subject to any other agreement between the parties (including the Technical Support Agreement) EFPL shall not be required, after the Completion Date, to provide any services in respect of information technology (including software support) and Computer Equipment that Purchaser A could reasonably supply itself, or which it could reasonably engage a third party to provide, even if such service was being provided by EFPL immediately prior to the Completion Date.

4 Purchaser A shall pay, compensate and fully indemnify EFPL (on an after-tax basis) for all time, labour costs (including employees of EFPL employees or of any member of EFPL's Group), expenses, materials, components, equipment, costs and charges of any nature which are paid, suffered incurred by EFPL, or any member of EFPL's Group, their agents, employees or contractors in carrying-out any and all aspects of the IT Support Services upon receipt of a valid invoice from EFPL from time to time together with any supporting time sheets and invoices which Purchaser A reasonably requests (IT SUPPORT INVOICE). Purchaser A shall pay to EFPL such sums as are stated in the relevant IT Support Invoice within 20 days of the date of the IT Support Invoice.

5 Any amount that is properly payable to EFPL pursuant to the IT Support Agreement and which remains unpaid after the date when the payment was due shall bear interest thereafter, such interest to accrue from day to day at the rate of 2% above the prevailing base lending rate published from time to time by the National Westminster Bank PLC from (and including) the date on which the amount is due until (but excluding) the date upon which the amount due is actually received.

6 The Purchasers shall indemnify and hold EFPL, and any members of the EFPL Group and its and their officers, directors, agents and employees, harmless from and against all claims, actions, expenses, losses, liabilities, damages, fines, penalties, costs and demands arising directly out of or directly concerning the IT Support Services. Without limiting the foregoing, the Purchasers acknowledge that the above indemnity shall apply to any claim, action, cost, expense, loss, liability, damage, fine, penalty or demand brought or caused by any of its licensees, employees, agents or sub-contractors against EFPL or its employees or agents arising directly from the IT Support Services. EFPL acknowledges that the above indemnity shall not apply where such claim, action, cost, expense, loss, liability, damage, fine, penalty or demand arises as a result of gross negligence on the part of EFPL or its officers, directors, or employees.

7 For the avoidance of doubt, nothing in Clause 4.3 of the Agreement shall require EFPL to provide human, technical or management resources which exceed the resources deployed for the benefit of the Power Station prior to the signing of this Agreement.

8 Purchaser A will notify EFPL of any applicable security, health and safety requirements of which it is, or becomes, aware and EFPL agrees to comply with such requirements.

9 The IT Support Agreement shall commence on the Completion Date and continue until the earliest of:

         o       IT Finalisation is achieved; or

         o       the expiration of 2 months from the Completion Date.

EXECUTED as an agreement by the duly authorised representatives of the parties on the date set out on page one of this Agreement:




SIGNED by /s/ William Heller                   )
on behalf of EDISON FIRST POWER LIMITED        )
in the presence of:                            )

/s/ Rosamund Stock



SIGNED by /s/ H. Jones                         )
on behalf of AEP ENERGY SERVICES UK            )
GENERATION LIMITED                             )
in the presence of:                            )

/s/ Morn's Blumenthal



SIGNED by /s/ H. Jones                         )
on behalf of AEPR GLOBAL HOLLAND               )
HOLDING B.V.                                   )
in the presence of:                            )

/s/ Morn's Blumenthal





SIGNED by /s/ Geoffrey S. Chatas               )
on behalf of AMERICAN ELECTRIC POWER           )
COMPANY, INC.                                  )
in the presence of:                            )